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EXHIBIT 10.AF

CERTIFIED TRANSLATION FROM THE GERMAN LANGUAGE

or GmbH Contract

DEED REGISTER NO. 1453/1998

                   SHARE PURCHASE AND TRANSFER CONTRACT (OR GMBH)

Today, this July 1, 1998

Appeared before me, Dr. Peer Koch, notary public in Augsburg, having gone to the Law offices of Messrs. Seitz, Weckbach, Fent, at Schiessgrabenstrasse 14, 86150 Augsburg for the purpose of the execution of a notarial deed:


1. Mr. Frank Oettle, born on February 8, 1962, residing at Ortsstrasse 23, 86420 Diedorf

Mr. Oettle declares that he is acting both in his own name and in his function as managing director of or Industrial Computers GmbH; with respect thereto, I declare, by virtue of examination of the commercial register of the local court of Augsburg, that Mr. Frank Oettle is the managing director of Industrial Computers GmbH having sole power of representation,

2. Mr. Hans Naumann, born March 20, 1940, graduated engineer, residing at Castellring 35, 61130 Nidderau

Mr. Naumann declares that he is not acting in his own name but as representative of ADMINI VIER (IV) Vermogensverwaltungs-GmbH with its head office in Cologne, registered in the commercial register of the local court of Cologne under HR B 29606, and under legalized power of attorney dated June 30, 1998 of the managing director Chris Amenson, which is attached in the original. For this purpose, Mr. Naumann has handed over a shareholders' resolution of ADMINI VIER (IV) Vermogensverwaltungs-GmbH (in future "SBS Technologies Holding GmbH") of June 26, 1988 (deed register No. 673/1998 of the notary public Dr. Ingrid Doye, Cologne), under which Mr. Chris Amenson was appointed as the new managing director having sole power of representation and being exempt from the restrictions of Section 181 BGB (German Civil Code).

The persons appearing before me have identified themselves by presentation of their official identity cards. They request notarization for the following share purchase contract:


PREAMBLE:

1) The company or Industrial Computers GmbH with its head office in Augsburg is registered in the commercial register of the local court of Augsburg under HRB 9107. The corporate object of Industrial Computers GmbH is the development, production and distribution of electronic equipment (hardware and software).

Mr. Frank Oettle has an interest in the share capital of or Industrial Computers GmbH, amounting to DM 100,000.00, as a sole shareholder with shares in the amount of a total of DM 100,000.00, which have been acquired as follows:


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a) in the amount of one share at DM 22,500.00 on the occasion of the formation of the Corporation through the instrument of April 15, 1985 (deed register No.
812) of the notary public Dr. Barthel, Augsburg;

b) in the amount of a partial share of DM 5,000.00 by the acquisition by Mr. Thomas Reichler through the instrument of July 26, 1988 (deed register No. 2115
W) of the notary public Dr. Weigel, Augsburg;

c) in the amount of one share of DM 50,000.00 through an increase/decrease in the capital (through the instrument of October 19, 1994, deed register No. E 1893 of the notary public Engelhardt, Augsburg, the share capital of the Corporation was increased by DM 950,000.00, with the original capital contribution to be taken over for the increase in the share capital being taken over in the full amount by Mr. Frank Oettle; through the instrument of April 13, 1995, deed register No. E 575, of the notary public Engelhardt, Augsburg, a decrease in the share capital from DM 1.0 million by DM 900,000.00 to DM 100,000 was then decided upon, and the decrease in the share capital was conducted in such a manner that a partial amount in the amount of DM 900,000.00 of the original capital contribution made in the amount of DM 950,000.00 was repaid to Mr. Frank Oettle);

d) in the amount of one share of DM 22,500.00 through the acquisition by Mrs. Hannelore Oettle through the instrument of December 16, 1994 (deed register No. E2335) of the notary public Engelhardt, Augsburg.

2) As, with the shares mentioned above under sub-paragraph a) to d), all shares are in Mr. Frank Oettle's hand, all shares are fully paid-up and any obligation to make further contributions does not exist pursuant to the by-laws, the said shares shall hereby - pursuant to the resolution of the sole shareholder Frank Oettle - be combined and a combined share in the nominal value of DM 100,000.00 shall be formed.

Pursuant to the additional resolution of the sole shareholder Frank Oettle, the said combined share of DM 100,000.00 shall then be divided into two partial shares, one partial share of DM 50,100.00 and another partial share of DM 49,900.00.

3) Mr. Frank Oettle wishes to sell and transfer his partial share in the nominal amount of DM 50,100.00 stated in paragraph 2 to the company ADMINI VIER (IV) Vermogensverwaltungs-GmbH. The company ADMINI VIER (IV)
Vermogensverwaltungs-GmbH wishes to purchase and take over the aforesaid partial share.

4) Mr. Frank Oettle shall be hereinafter referred to as "Vendor". The company ADMINI VIER (IV) Vermogensverwaltungs-GmbH shall hereinafter be referred to as "Vendee".

or Industrial Computers GmbH shall hereinafter be referred to as "Corporation". or Industrial Computers GmbH, Ortec Electronic Assembly GmbH, registered in the commercial register of the local court of Memmingen, HRB 5720 (hereinafter "Ortec GmbH") and or Computers Inc., 11150 Main Street, Fairfax VA 22030, USA (hereinafter "or Inc.") shall hereinafter be referred to collectively as "or Companies".

5) The Vendee requests that it be granted an option to acquire the remaining partial share of the Vendor to the nominal amount of DM 49,900.00 following a certain period of time during which the Vendee intends to test the market in Germany in the area of "embedded computers" provided that such market test proves to be positive. It shall therefore be granted an option right, which will be limited in time, to acquire the remaining share in the nominal amount of DM 49,900.00 through a separate notarial deed.


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Having stated the above, the following is agreed upon:

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                                     SECTION I
                  SALE, ASSIGNMENT, TRANSFER DATE, PURCHASE PRICE

                                     SECTION 1
             OBJECT OF THE PURCHASE, ASSIGNMENT, OPTION ON ACQUISITION


1) The Vendor sells and hereby assigns the partial share in the Corporation in the nominal amount of DM 50,100.00, which is stated in the preamble, sub-paragraph (2), with all rights to participate in the profits and other affiliated rights to the Vendee, subject to the following Section 2 (2) and (3).

The Vendee hereby accepts this assignment of shares.

2) In his capacity as managing director of the Corporation, the Vendor agrees to the division of the share and the share assignment pursuant to Section 8 of the by-laws of the Corporation.



                                     SECTION 2
                                   TRANSFER DATE

1) The Transfer Date within the meaning of this Contract shall be July 1, 1999.

2) As of the Transfer Date, the Vendee shall be entitled to receive the dividends distributed with regard to the sold partial share.

3) The Vendor shall be entitled to receive dividend for the sold partial shares for the period until the Transfer Date. The interim financial statements to be prepared pursuant to Section 7 (3) of this Contract in the version binding between the parties shall be authoritative. In this respect, the Vendee is aware of the distribution resolutions of the Vendor as the sole shareholder of the Corporation of June 29, 1998 mentioned in exhibit 4 A. The Vendee expressly agrees that revenue reserves of the Corporation formed pursuant to the Generally Accepted Accounting Principles on the Transfer Date are set off by the Vendee to the Vendor as at September 30, 1998 by way of further payment of the purchase price if the share capital to the amount of DM 100,000.00 is fully maintained and if such revenue reserves are not required for calculated compensation of negative equity capital of or Inc. on the Transfer Date.



                                     SECTION 3
                                   PURCHASE PRICE

1) The purchase price for the partial share in the nominal amount of DM 50,100.00 transferred in accordance with the above Section 1 shall amount to a total of DM 16,515,900.00 (sixteen million five hundred and fifteen thousand and nine hundred German marks).

2) The purchase price in the amount of DM 13,739,310.00 shall be paid by bank-confirmed check of Dresdner Bank, Augsburg. The check shall be delivered to the Vendor on a reciprocal basis against signature of this deed.

3) The purchase price, in the remaining amount of DM 1,250,000.00, is to be paid by transfer of 24,000 standard shares in SBS Technologies Inc. (traded at NASDAQ under "SBSE") from the Vendee to the Vendor. Such transfer shall be effected by delivery of the share certificate on or


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before July 15, 1998. For details, please refer to the letter of the Vendee of
July 1, 1998, which is attached as exhibit 3 A.

4) The purchase price, in the remaining amount of DM 1,526,590.00, is to be transferred into the notarial trust account of the notary public who has performed notarial recording with Bayerische Vereinsbank, account No. 226 17 15, bank code 720 200 70 on June 30, 1998. The remaining amount shall be invested in a fixed manner by the notary public until November 30, 1998. The Vendor shall be entitled to receive interest arising therefrom. The cost of the deposit shall be borne by the Vendee. The deposited amount including interest shall be released on December 1, 1998 and paid out into the account of the Vendor with Bayerische Vereinsbank AG Augsburg, account No. 785 96 00, bank code 720 200 70, unless the Vendee informs the Vendor - with a copy of such notice being submitted to the notary public - that a right of retention pursuant to this contract is asserted. In that event, the amount may only be released by way of mutual agreement or a binding decision by a court.




                                     SECTION II
                                     WARRANTIES

The Vendor declares that he has provided the Vendee with correct and complete information regarding all items requested by the Vendee or otherwise material for the evaluation of the or Companies. For the execution and performance of this Agreement, the Vendee also relies on such information.

The Vendor therefore expressly represents and warrants the foregoing and the following as of the date of this Contract in terms of a legally binding guarantee, without any regard to the question of fault.



                                     SECTION 4
  ASSURANCES AND GUARANTEES CONCERNING THE SHAREHOLDER RELATIONSHIP AND VENDOR'S
                                 FREEDOM TO DISPOSE

The Vendor assures and guarantees that upon conclusion of this Contract:

1) the share capital of the Corporation has been fully paid up in cash, has neither partly nor fully been repaid to the shareholders, is non-assessable and free of secondary or other obligations or restrictions, and that the shares sold herein and the shares subject to the Vendee's option are unencumbered and the Corporation is neither subject to excessive debt nor insolvent.

2) the by-laws as amended on April 13, 1995 (deed of the notary public Engelhardt, Augsburg, deed register No. E 581 of April 13, 1995), last amended by the deed of the notary public Dr. Koch of June 18, 1998, deed register No. K 01335/1998) shall be effective.

3) the Corporation does not maintain any relations under company law of any type with third parties, it does not hold a participation or sub-participation in any other company, it has not concluded any inter-company agreements within the meaning of Sections 291, 292 AktG (German Stock Corporation Law) with other companies or any agreements on cooperation or transfer of profits/losses and it has not made executed any letters of intent in favor of other companies, with the exception of the holding of listed securities and memberships in professional associations and societies and the participation in Augusta Band eG with a cooperative share in the nominal amount of DM 1,500.00.


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4) the shares stated in paragraphs 1) to 3) of the preamble exist, and the
Vendor is entitled to hold them; the Vendor is not subject to any restrictions of disposal with respect to such shares, in particular, on the basis of rights of any third parties;

5) the shares have neither been distrained nor pledged nor assigned to any third party by way of security or for other reasons and, in addition, no option or other rights entitle a third party to acquire the shares;

6) the shares are not subject to any trust relationship with a third party;

7) the shares and/or rights to such shares are neither the object of usufruct of a third party nor of a sub-participation or similar relationship under company law; the formerly existing silent partnerships with Miss Jana Madeleine Schlagbauer, born on February 3, 1988, and Miss Vera Janet Schlagbauer, born on November 15, 1985, have been completely dissolved prior to the Transfer Date and all claims and obligations in this respect have been completely fulfilled;

8) for the alienation of the shareholding, neither the participation of a testamentary executor not the agreement of subsequent heirs or other third parties shall be necessary;

9) no judicial composition or bankruptcy proceedings concerning the property of the Vendor have been applied for or commenced or, in addition, no circumstances exist which could justify any rescission of alienation in accordance with the bankruptcy regulations or composition code or the rescission law:

10) no other agreements or resolutions of any type exist which could affect the corporate relationship between the Vendor and the Corporation, including, but not limited to, agreements or resolutions regarding increases in the share capital, the resignation or entry of shareholders, sub-participations, trusteeships, participations with regard to income, sales volume or assets of the Corporation and/or the exercise of voting rights.

11) persons and companies other than the Vendor did not hold any direct or indirect participation of any type in the Corporation and no claims for the granting of such participation existed.

12) the assignment of the shares by the Vendor to the Vendee shall not be subject to the consent of any third party.

13) the Vendor has not adopted any shareholder's resolutions except for those listed in exhibit 4A since January 1, 1998 and the Corporation has not concluded any contracts with the Vendor and Mrs. Hannelore Oettle except for the agreements to annul an obligatory relation listed in exhibit 4B since January 1, 1998. In his capacity as managing director, the Vendor declares that he shall guarantee full deduction of wage tax when paying out amounts of compensation pursuant to exhibit 4B. Statutory tax exemptions and reductions in wage rates shall only be applied in accordance with information provided upon submission to the competent local tax office. Any wage tax refund or reduction amount shall be refunded to the Vendor or, as applicable, Mrs. Hannelore Oettle by the Corporation;

14) the shares in the Corporation do not represent the entire or a substantial portion of the Vendor's property so that no liability exists pursuant to Section 419 BGB (German Civil Code);

15) the Vendor does not hold any participation in any enterprise other than the or Companies which are engaged in the area of activity of the or Companies or a related area or maintain business relations with the or Companies.


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16) he is unrestrictedly liable to taxation in Germany and, in addition, he has not acquired any shares in the Corporation from any persons since January 1, 1989 who have not been entitled to set off corporate income tax pursuant to
Section 50 c EStG [Income Tax Act].



                                     SECTION 5
     ASSURANCES AND GUARANTEES IN RESPECT OF THE FINANCIAL CIRCUMSTANCES OF THE
                                    CORPORATION

The Vendor assures and guarantees that on the Transfer Date

1) at least those fixed assets indicated in the inventory list exist which has been signed by the parties and delivered to the Vendee;

2) the objects leased/hired by the Corporation and listed in exhibit 5A are in existence;

3) no restrictions exist to the freedom to dispose with respect to the objects owned by the Corporation, except for any reservation of title customary in trade (including extended reservation of title) to the assets being part of the inventories and to the business assets of the Corporation mentioned under the following paragraph 5.

4) exhibit 5B contains a correct and complete list of all managers, PROKURISTEN (persons holding general commercial power of representation) and other comparable members of the management of the Corporation as well as all general powers of attorney granted by the Corporation and all bank accounts and authorities to sign.

5) the Corporation has full, unrestricted and unencumbered title to and possession of all movable and immovable assets which serve or are intended to serve its business operations, except for those movable assets which are leased from persons and companies other than the Vendor in the ordinary course of business on normal market terms or which are subject to customary reservations of title by suppliers pending payment.

6) the Corporation does not have any branches or divisions outside its principal place of business in Augsburg.



                                     SECTION 6
             ASSURANCES REGARDING CONTRACTUAL AND LEGAL RELATIONSHIPS

1) The Vendor assures and guarantees that the rights and contracts of the Corporation stated in the following existed in unchanged form upon conclusion of this Contract:

A) the consultancy contracts listed in exhibit 6a;

B) the exclusive dealer agreements listed in exhibit 6b;

C) the license agreements listed in exhibit 6c;

D) the lease, rent and tenancy agreements listed in exhibit 6d;

E) the contracts with a duration of more than 12 months following the Transfer Date with the exception of the contracts mentioned in exhibits 6A to 6D and 6F to 6H;


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F) the insurance contracts listed in exhibit 6F;

G) the contracts listed in exhibit 6G - including loan agreements - with the Vendor, his family members and other enterprises in which the Vendor holds more than 5%;

H) the agreements listed in exhibit 6H with the plant council and contracts with trade unions except for supra-plant, regional and supra-regional collective agreements or memberships in employers' associations.

The Vendee had received complete copies of the contracts listed in exhibit 6.

2) In addition, the Vendor assures and guarantees that

A) with the exception of the legal disputes listed in exhibit 6I hereto, the Corporation is not a party to any legal dispute and will also not be actively involved in any legal dispute until the Transfer Date without the prior consent of the Vendee, except for the recovery of accounts receivable from deliveries and services of ongoing business and, in addition, that no circumstances are known which could cause third parties to commence a legal dispute and/or give notice of a third party complaint vis-a-vis the Corporation;

B) the Corporation is not in default of payable payment obligations on the Transfer Date;

C) the Corporation has the full right and power to conduct its business as presently conducted and to possess and operate its business and assets.

3) Exhibit 6J contains a complete and correct list of all patents, utility patents, registered designs, trade marks and all applications relating thereto and all other industrial and intellectual property rights of the Corporation. Unless expressly stated otherwise in exhibit 6J, the said industrial and intellectual property rights are free of any rights of third parties and are not subject to revocation or full or partial cancellation or any material right of earlier users; the Corporation is not impaired in its sole and exclusive utilization. To the best of the knowledge of the Vendor, none of the said industrial and intellectual property rights is infringed by third parties. In addition to the industrial and intellectual property rights listed in exhibit 6J, the Corporation had all rights which are additionally required for its present business establishment.

The Corporation possesses all know-how with respect to production, manufacturing and distribution for all its present house products and for all house products and product improvements being presently prepared. It possesses all documents relating thereto insofar as the said know-how with respect to production, manufacturing and distribution exists in writing. To the best of the Vendor's knowledge, the Corporation does not infringe any industrial or intellectual property rights or other rights of third parties through the production and distribution of its present products or through any other measure of business management performed until the Transfer Date. The Vendor as an individual does not have any rights with respect to the know-how and other requirements for the carrying out of the present activities of the Company. In addition, the Vendor warrants that with the exception of compulsory provisions of the German act governing employee inventions all industrial and intellectual property rights remain with the Corporation, independently of the resignation of an employee.

4) To the best of the Vendor's knowledge, the Corporation has all legal and administrative approvals and permissions required for the management of its present business establishment, including, without restriction, software licenses, licenses and permits under water law and other environmental protection laws. To the best of the Vendor's knowledge, it does not violate any rights of third parties including competition laws, trade and industry laws and statutory provisions


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under environmental protection law in its field of business. To the best of the
Vendor's knowledge, it is not responsible for the violation of any provisions under environmental protection law which had or could have caused personal injury, illness or damage. The same shall apply with respect to the real property which has been and still is free of inherited burdens due to the operation of the Corporation, including, without restriction, the freedom from hazardous materials or other pollutants.

On the basis of present production, including the increases in production presently planned by the Corporation until the date of execution of this Contract, fresh water supply and sewage, waste and exhaust air disposal are fully guaranteed to the best of the Vendor's knowledge. To the best of the Vendor's knowledge, no licenses are required for the products produced and/or distributed by the Corporation and no licenses to that effect have been applied for.

To the best of the Vendor's knowledge

A) all house products produced and/or distributed by the Corporation comply with the relevant German and US-American legal and other applicable standards,

B) or - if and insofar as they do not comply with such standards -

AA) such a deviation from such standards, to the best of the Vendor's knowledge, has not given rise to any claims by customers which have not been satisfied so far or

BB) the deviations from the said standards have been accepted or, as applicable, expressly requested by the customer.

As regards the "Year-2000" problem, the Vendor assures and guarantees that he has caused a proper review of this problem and, as a result of the said review, that he is not aware of any problems except for those listed in exhibit 6K.

The Vendor is solely responsible for claims, actions, fees, expenses and penalties relating to such measures or arising in connection thereto, which result from the running of the Corporation prior to the transfer.

5) The Vendor is not entitled to any unpaid claims of any type against the Corporation.

6) The Corporation is not subject to any understanding with respect to competition with third parties.



                                     SECTION 7
                REPRESENTATIONS CONCERNING THE FINANCIAL STATEMENTS

1) The Vendor assures that to the best of his knowledge he has given all information requested by the Vendee in a complete and correct manner and that no information other than that given appeared necessary.

In addition, the Vendor assures that he has not concealed any known exceptional risks or other aspects outside the usual scope of the business operation which are of essential significance for the determination of the assets and profit situation of the Corporation and of its prospective future development. In light of the fact that the Vendee is aware of the economic and legal situation in detail through the due diligence examination effected by him, the Vendor is not liable for the future development, profit situation and profitability of the company in which the


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transferred shareholding exists. The valuation of the Corporation and the other or Companies is not based on warranties of the Vendor concerning future profits but on the expectations of the Vendee based on the performance of the Corporation in the previous fiscal years (average profits and sales volumes for the calendar years 1994 to 1997 and the 1st half-year of 1998).

2) In addition, the Vendor assures

A) that the financial statements (balance sheets including profit and loss statements) of the Corporation for the years 1994, 1995, 1996 and 1997, which were delivered to the Vendee with the audit report of the certified public accountant Wolfgang Konig, Garmisch-Partenkirchen, of June 26, 1998, were prepared with the due diligence of a prudent businessman on the basis of proper accounting and in accordance with German Generally Accepted Accounting, Valuation and Depreciation Principles (GRUNDSATZE ORDNUNGSGEMABER BUCHFUHRUNG UND BILANZIERUNG) and in compliance with the principle of consistency of the method of valuation and valuation; due to the change in the valuation of the inventory, the notes to the financial statements for 1996 are referred to.

The financial statements of the Corporation are complete and correct and completely and correctly reflect the profit situation of the Corporation and the net worth position as for each balance sheet stated there and with respect to the results of the or Companies for the accounting period ended on the respective balance sheet date. All risks, impairments of value and losses determinable upon preparation of the relevant financial statements have been duly taken into account through adequate depreciation, changes in the valuation or formation of provisions; the company does not have any pension obligations;

B) and that

- items on the balance sheet were continuous as regards the balance sheet of the respective previous year in the application of equal, legally admissible valuation principles and that valuation rights were exercised continuously in equal form;

- known risks and liabilities of the Corporation have been taken into account;

- no changes in the valuation and depreciation modalities including extraordinary depreciation and valuation adjustments have been made. Due to the change in the valuation of the inventory, the notes to the financial statements for 1996 are referred to again.

3) Interim financial statements are to be prepared as at the date prior to the Transfer Date. The Vendor assures and guarantees that upon conclusion of this Contract the Corporation reports equity capital in the amount of the share capital as defined in paragraph 1 of the preamble, pursuant to Section 272 HGB [German Commercial Code], in these interim financial statements.
The interim financial statements shall be prepared pursuant to HGB and shall correspond to previous financial statements of the Corporation as regards legally permissible valuation methods and procedures. In particular, they shall consider the following to a sufficient degree:

A) any existing and obvious risks with respect to the valuation of the inventory, the warranty claims and accounts receivable,

B) the existence of slow-moving or obsolete inventory with respect to the valuation of the inventory and

C) sufficient accruals for pending or threatened legal disputes


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                                                                            11

d) sufficient accruals for tax liabilities or risks; in this respect, the parties, by mutual agreement, assume that no accruals shall be formed for tax contingencies, in particular, contingencies which are a result of the position of the Vendor as a shareholder and

e) sufficient accruals for liabilities due to patent infringements; in this respect, the parties, by mutual agreement, assume that the liability vis-a-vis Nortel Northern Telecom Limited has not been concretized to a sufficient degree.

The parties assume that the amounts of compensation to be paid under the agreements attached as exhibit 4B constitute expenditure in the interim financial statements as at the Transfer Date and no end-of-year adjustment [Section 250 (1) HGB (German Commercial Code)] has to be performed.

Upon preparation of the interim statements, the claim of the Corporation against or Industrial Computers Ltd., England and/or the directors and/or affiliated persons of or Industrial Computers Ltd. is to be written off to DM 1.00. The Corporation hereby assigns the said claim with the express approval of the Vendee and with effect after the Transfer Date to the Vendor at the book value then applicable. The Vendor hereby accepts such assignment. Without prejudice to the said assignment, the Corporation shall remain entitled and, at the Vendor's request, also obligated to continue to assert the claim in its own name to the outside if the Vendor assumes the costs of prosecution incurred for this purpose.

In addition thereto, warranties pursuant to paragraph (2) above are to apply mutatis mutandis with respect to the interim financial statements stated herein as at June 30, 1998.

The Vendee may request that the interim financial statements of the Corporation as at June 30, 1998 be audited by KPMG Deutsche Treuhandgesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft, Berlin (KPMG) at its expense. If the Vendor does not agree with the results of the audit of KPMG, he may, within one month subsequent to his receipt of the results of the audit of KPMG of the interim financial statements, request another audit of the interim financial statements of the Corporation as of June 30, 1998 by an auditing company agreed upon by the parties or - should agreement be impossible - by such an auditing company named by the President of the Chamber of Industry and Commerce, Augsburg.

The Vendor shall bear the costs of the said audit if the result of the audit of KPMG of the interim financial statements of the Corporation as at June 30, 1998 is correct with respect to application of the HGB. Otherwise the Vendee shall bear the costs of such audit of the second auditor. Should it come to light that the audit of the second auditor does not follow any of the foregoing interim financial statements, the costs of the second audit shall be borne by the Vendor and the Vendee in proportion to the deviation pursuant to Sections 91 et seq. ZPO [Code of Civil Procedure].

The interim financial statements audited by KPMG or, if another audit is requested, the interim financial statements of the auditing company agreed upon by the parties or named by the President of the Chamber of Industry and Commerce of Augsburg is to be binding between the parties with respect to determining whether the interim financial statements correspond to the warranties given by the Vendor. The interim financial statements as of June 30, 1998 shall also be binding if neither the Vendor nor the Vendee requests that they be audited within one month after the Corporation has forwarded the interim financial statements to the parties; such request shall be made in writing to the other party to the Contract.

If the equity capital, pursuant to the interim financial statements binding between the parties, is lower than the share capital pursuant to Section 7 (3), sub-paragraph 2, the Vendor shall be obligated to effect a payment to the differential amount to the Vendee. However, this shall not apply in the


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event of modifications to the equity capital arising from the treatment of the
Matra and OSC contracts on the balance sheet. Such modifications as a result of the treatment of the Matra and OSC contracts on the balance sheet also shall not have any effect on the increase amount pursuant to Section 2 (3) of the instrument.

Insofar as the modifications to the annual financial statements for 1998 resulting from the treatment of the Matra and OSC contracts on the balance sheet lead to the advance dividend distributed to the Vendor exceeding the profit for the year for 1998 which is available for distribution, the Vendee undertakes to exempt the Vendor from any repayment obligation vis-a-vis the Corporation.
Section 8 shall not apply.

4) Since January 1, 1998 the Corporation has only been conducted within the normal and ordinary course of business. Since that time, no extraordinary business event or legal arrangement has occurred or been entered into - with the exception of the agreements to annul an obligatory relation with the Vendor and Mrs. Hannelore Oettle listed in exhibit 4 B - and no event has occurred which by itself or together with other events has materially affected the assets or the profit situation of the Corporation in an adverse manner. All salary and wage increases granted since January 1, 1998 have been required under collective agreements or, if not, were in the normal scope. The Vendee has knowledge that in July 1998, in accordance with past years' practice, employees' salaries and wages shall be increased corresponding to their individual performance. No claims, actions or lawsuits under employment law are asserted or filed or threatened to be asserted or filed against the Corporation and, to the best of the Vendor's knowledge, no basis exists for such claims.

The employees of the Corporation are not entitled to any payments or special benefits not explicitly set out in their respective employment contracts.

5) No circumstances are known to the Vendor which jeopardize the realization of the budget for 1998 (exhibit 7A).

6) All tax returns which the Corporation has had to file for past accounting periods have been filed in a timely manner and correctly. In particular, the classification of the equity capital applied for corporate income tax purposes is correctly reflected in the corporate income tax return of the Corporation for 1996 and also in the draft corporate income tax return for 1997.

Neither the Vendor nor any persons close to him had received hidden profit distributions from the Corporation in the period until the Transfer Date. This also applied after the Transfer Date with respect to the agreements made in the Preliminary Deed.

The equity capital applied for corporate income tax purposes of the Corporation as at December 31, 1997 includes the following items (prior to allowing for the distributions for 1996 and 1997 which have been carried out in 1998): EK 50 = DM 0; EK 45 = DM 5,442,768.00; EK 02 = DM 423; and EK 04 = DM 0.

For the period until the Transfer Date, the Corporation will not incur any tax liabilities which have not been allowed for in the interim financial statements as of the Transfer Date.

7) To the best of the Vendor's knowledge, no particular circumstances exist which are able to materially affect the business of the Corporation. The Vendor is not aware of any facts and circumstances which could result in any restriction, impediment or cessation of manufacturing and/or distribution of material products which are produced and/or marketed by the Corporation at that time.

                                     SECTION 8
                     LEGAL CONSEQUENCES/STATUTE OF LIMITATIONS

1) If the obligations, warranties and assurances of the Vendor in this Section II of the contract are not fully fulfilled or are in any other manner not fulfilled in accordance with the contract, the Vendee shall be entitled to request the Vendor to restore the contractual status, determining - via registered mail - an adequate period of time of a minimum of 2 weeks for this purpose. The Vendee does not have the said right, however, if and to the extent that it has not gained knowledge of such deviation from the contractual status within the scope of the due diligence examination performed by it. This exclusion shall not apply to the warranty contained in Section 7 (6) of the Contract. As regards the assurance made in Section 6 (3) sub-paragraph 7 of the deed, such exclusion shall not apply to any claims of the company Nortel Northern Telecom Limited.

The request with determination of an additional period of time pursuant to sentence 1 above is not necessary if restoration of the contractual status is not possible for the Vendor or refused by him or if the requirements pursuant to paragraph 2 below have been complied with. If the determination of the additional period is not necessary or if the contractual status is not restored within the additional period, the Vendor will place the Vendee or, if requested by the Vendee, the Corporation in an economic position, which the Vendee or, as applicable, Corporation would have if such obligations, warranties and assurances had been correct. Claims for payments in accordance with the foregoing paragraph shall only arise if, in any individual case, they exceed DM 100,000.00 or if their total amount for the or Companies exceeds DM 500,000.00. The regulation contained in the foregoing sentence shall not apply to tax liabilities and risks for which no provisions are to be formed pursuant to
Section 7 (3) lit. d). Tax liabilities and risks, however, shall not be compensated for by the Vendor at all or shall not be compensated by the Vendor insofar as they are balanced by tax advantages of the Corporation, for example, by virtue of tax savings due to increased depreciation, in the ensuing years.

2) The Vendee shall be entitled to withdraw from this Contract or - applying the principles of Section 463 BGB (German Civil Code) - to conduct a calculation of damage under reversed transaction if the warranties in Section II Section 4 are breached to a substantial extent or if adjustment pursuant to paragraph 1 exceeds the amount of DM 5.0 million with respect to the total for all or Companies. Apart from this event, the right to withdraw from the contract or - applying the principles of Section 463 BGB - to perform a calculation of damage under reversed transaction shall be expressly excluded. In particular, this shall apply in the event of violation of the assurances and guarantees in Sections 5 and 6 of the document. In the event of withdrawal, the right of the Vendee for damages, including consequential damage, shall remain unaffected.

3) The Vendee shall only be entitled to put forward any claims pursuant to paragraph 1 and 2 if and insofar as no corresponding advantages in connection with the sale of the shares in Ortec GmbH or or Inc. exist. The aforesaid regulation shall only cover the shift in revenue or expenditure between the or Companies.

4) All claims pursuant to this part II shall be excluded if they are not asserted and substantiated in writing to the other party on or before December 31, 1999. The preclusive period of time in accordance with the foregoing sentence shall, with regard to claims connected to taxes and social security contributions, not end before the end of one month subsequent to the administrative finality of the official replies by virtue of a tax field audit or, as applicable, an audit of social security contributions. The period of limitation for asserted claims shall be three months after the end of the aforesaid period of application; should any tax audit not lead to an immediate tax liability but impair the tax situation of the Corporation in any other respect, the Vendee may bring an action for declaration prior to the end of the period of limitation in order to preserve its rights. Sections 477 to 479 BGB (German Civil Code) and 377, 378 HGB (German Commercial Code) shall be excluded.

5) The Vendor and Vendee shall be obligated to inform and assist each other if third parties assert any claims vis-a-vis the Corporation if such claims may give rise to claims pursuant to this Section II.




                                    SECTION III
                                  OTHER PROVISIONS

                                     SECTION 9
                 TRANSFER OF THE BUSINESS TO THE VENDEE; MANAGEMENT

1) The Vendor shall become active as managing director of the Corporation for a period of two years pursuant to an employment contract. The employment contract shall be concluded with the contents pursuant to exhibit 9A.

2) The mother of the Vendor, Mrs. Hannelore Oettle, has resigned from her office as managing director of the Corporation by the letter attached in exhibit 9 B. However, she will continue to be active in the Corporation. The Vendor and the Vendee agree upon concluding an employment contract with Mrs. Hannelore Oettle in the name of the Corporation with the contents pursuant to exhibit 9 C.

3) The Vendor and Vendee are required to mutually provide all information and to cooperate in all transactions and legal actions which are required to implement this document. In particular, the Vendor undertakes to deliver to the Vendee all business papers and documents owned by the Corporation and to inform the Vendee unrestrictedly with respect to the affairs of the Corporation as regards the period of time prior to the Transfer Date upon request if required in the interest of the Corporation and the Vendee.

4) The Vendor undertakes to provide the Corporation with a loan in the amount of DM 2,495,000.00 (= 49.9 percent of DM 5.0 million). Interest shall be paid on the said loan with 7.5% p.a. It may be terminated with a notice period of one month as of the end of a month, but no earlier than as of December 31, 1999. However, the loan may already be terminated as of February 28, 1999 if the Vendee has also acquired the remaining shares in the Corporation as at this date and unless an absolute guarantee of SBS Technologies Inc., 2400 Louisiana Boulevard NE, Albuquerque, NM 87110, USA is available on the same day pursuant to which SBS Technologies, Inc. guarantees repayment of the then outstanding remaining loan amount of the Vendor on first demand. However, the Corporation shall be granted a special right to redeem. Interest is payable at each end of a half year, initially on December 31, 1998 or, as applicable, upon repayment of the loan.

5) The Vendee undertakes to provide the Corporation with DM 2,505,000.00
(= 50.1% of DM 5.0 million) as a loan on July 8, 1998. The loan shall remain non-interest-bearing until December 31, 1998. As of January 1, 1999, interest shall be paid on the said loan at a rate of 7.5 % p.a. The loan may be terminated no earlier than as at December 31, 1999 with a notice period of one month. The Corporation is granted a special right to redeem.


                                     SECTION 10
                               NON-COMPETITION CLAUSE

Until December 31, 2001 the Vendor shall be obligated not to compete with the or Companies or the Vendee in such fields of business which are covered by the business object of the or Companies as defined in Section 2 of the by-laws of the Corporation in the version stated in Section 4, paragraph 2. The Vendor guarantees that he will also comply with this non-competition clause in the companies affiliated with him. This non-competition clause shall be reduced to a period of 6 months as of the date of termination of the Vendor's agreement on service as a manager if such employment relationship is terminated by the Corporation prior to its contractual termination and such termination of the contract is held unlawful by a court.


                                     SECTION 11
                                  FINAL PROVISIONS

1) It shall be the joint understanding between the parties that this purchase contract is subject to a condition precedent due to the legally effective execution of the employment contract of the Vendor as managing director of the Corporation in accordance with the above Section 9, paragraph (1) in connection with exhibit 9 A.

2) Unless otherwise required by law, the parties undertake to keep the contents of this Contract in confidence.

3) All expressions of will and other notifications in connection with this Agreement shall be made in writing and shall be sent by registered mail or facsimile to the following persons and addresses or such other addresses as the parties hereafter communicate to each other:

a) on the part of the Vendor:

Law offices of Messrs. Seitz, Weckbach, Fent, Schiessgrabenstr. 14, 86150 Augsburg,

b) on the part of the Vendee:

KPMG Deutsche Treuhandgesellschaft, Kurfurstendamm 207 - 208, 10719 Berlin - Attn. Lawyer Richard Staudacher

4) Any amendments and supplements to this Contract shall be made in writing unless notarial recording is required in a compulsory manner.

5) The costs of this deed and its execution shall be borne by the Vendee. The respective costs of their consultants shall be borne by the Vendor and Vendee themselves.

6) This Contract shall be governed by the laws of the Federal Republic of Germany. The exclusive jurisdiction of the courts in Augsburg is hereby agreed.

7) Notification of the registry court of the assignment of the share transferred by this document shall be performed by the Corporation itself.

8) The sale of the shares in the Corporation transferred by this deed and the sale of the shares in Ortec GmbH transferred by the instrument of the notary public Dr. Koch of July 1, 1998 (deed register No. K 1455/1998) and the shares in or Inc. transferred by the deed of the notary public Dr. Koch of July 1, 1998 (deed register No. K 1457/1998) constitute a legal entity within the meaning of
Section 139 BGB (German Civil Code). Should any of the provisions of this deed be or become ineffective or unenforceable, the effectiveness and enforceability of the other provisions of this contract shall not be affected thereby. In this event, the parties shall replace such an ineffective or unenforceable provision by such a provision which comes closest to the economic intention of the agreement.

9) Each party to the contract shall receive one copy of this deed. Other certified copies of this deed shall be submitted to

- the Corporation;

- the local tax office (Finanzamt) of Augsburg - municipal tax agency for bodies corporate for tax No. 386/11073;

- the lawyer Mr. Stefan Kiesewalter, KPMG Deutsche Treuhandgesellschaft, Kurfurstendamm 207-208, 10719 Berlin;

- the lawyers Seitz, Weckbach, Fent, for the attention of the lawyer Dr. Theodor Seitz, Schiessgrabenstr. 14, 86150 Augsburg.

The above record including exhibits was read out by the notary public, approved by the persons appearing and signed in their own hands.

[4 illegible signatures]

[STAMP:]
Dr. Peer Koch, Notary Public in Augsburg



------------------------------------
Authentication

I have examined the German original/photocopy/facsimile and this is a true translation of same into English.


Barbara Wohanka, registered translator for the English language at the District Court of Landshut, Germany, July 16, 1998

APPENDIX 4 A (OR GmbH)  GmbH

- Shareholders' resolutions since 1st January 1998 -

1. Resolution dated 29th April 1998 (adoption of the annual accounts to 31st December 1996, among others)

2. Resolution dated 29th June 1998 (adoption of the annual accounts to 31st December 1997, among others)

3. Resolution dated 29th June 1998 (advance distribution from the net income for the year 1998)

4. Resolution dated 30th June 1998 (adoption of the annual accounts 1994, 1995 and 1996 in the certified version, among others)

i.e. the resolutions named in clauses 2) to 4) are attached hereto.

APPENDIX 4 B (OR GmbH)

- Contracts with the vendor and Ms Hannelore Oettle since 1st January 1998 -


1. Rescission contract with Mr Frank Oettle dated 30th June 1998 (attached to this correspondence)

2. Rescission contract with Ms Hannelore Oettle dated 30th June 1998 (attached to this correspondence)

                               CONTRACT OF RESCISSION

                                      between

                           OR INDUSTRIAL COMPUTERS GmbH,
                          REPRESENTED BY THE SHAREHOLDERS

                  - hereinafter referred to as the "corporation" -


                                        and


                                  MR FRANK OETTLE



                               PRELIMINARY STATEMENT:

Mr Oettle has been working for the corporation as managing director since it was founded on 15th April 1985. The basis of his work as managing director is the employment contract dated 16th December 1994, supplemented by shareholder resolutions regarding the managing director remuneration, as well as the granting of a direct insurance. With regard to the managing director salary, it was last decided through a shareholders' resolution dated 27th December 1996 that Mr Oettle was to receive a monthly salary of DM 45,000.--for his work as managing director from 1st January 1997, whereby 14 monthly salaries per year were to be paid, plus a bonus of DM 210,000.--. The notice period for a routine termination of the employment contract dated 16th December 1994 amounts to 12 months.

There has been a change in the shareholders' circle of the corporation with effect of 1st July 1998, since Mr Oettle, as the previous sole shareholder through the contract dated 1st July 1998, will be transferring a business share with a nominal amount of DM 50,100.00 - corresponding to a share of 50.1% of the nominal capital of the corporation - to a subsidiary of SBS Technologies Inc., Albuquerque, New Mexico, USA.

The following has been agreed at the instigation of the new majority partners:


                                     SECTION 1

           RESCISSION OF THE EMPLOYMENT CONTRACT DATED 16TH DECEMBER 1994

The employment contract between Mr Oettle and the corporation dated 16th December 1994 is herewith completely rescinded with effect of 30th June 1998.

                                     SECTION 2

                             NEW EMPLOYMENT REGULATION

The employment between the corporation and Mr Oettle will be newly regulated by a new managing director contract, the contents and wording of which is to largely correspond to the contract according to appendix 9 A of the notarial contract dated 1st July 1998.


                                     SECTION 3

                                    COMPENSATION

In view of the loss of the managing director remuneration for the next 12 months according to the employment contract dated 16th December 1994 named in the preliminary statement, corresponding to an amount of DM 630,00.00 (14 month's salary a DM 45,000.--), plus a bonus of DM 210,000.--, Mr Oettle will receive a compensation amount of DM 465,000.--.


                                     SECTION 4

                                   FINAL CLAUSES

1) Providing nothing has been legally stipulated to the contrary, the parties undertake to treat the contents of this contract confidentially.

2)   Alterations and supplements to this contract need to be done in writing.

3) The laws of the Federal Republic of Germany are valid for this agreement. The exclusive court of jurisdiction has been agreed as the courts in Augsburg.

4) Should a term in this contract be ineffective, or be or become unenforceable, this will not give rise to the other terms in this contract becoming ineffective or unenforceable. In this case the parties will replace such an ineffective or unenforceable term by one coming closest to the economic intention of this agreement.


Augsburg, ______



------------                  --------------------------
Corporation                   Frank Oettle

                               CONTRACT OF RESCISSION

                                      between

                           OR INDUSTRIAL COMPUTERS GMBH,
                          REPRESENTED BY THE SHAREHOLDERS

                  - hereinafter referred to as the "corporation" -


                                        and


                                MS HANNELORE OETTLE



                               PRELIMINARY STATEMENT:

Ms Oettle has been working for the corporation as managing director since it was founded on 15th April 1985. The basis of this work as managing director is the employment contract dated 16th December 1994, supplemented by shareholder resolutions regarding the managing director remuneration ,as well as the granting of a direct insurance. With regard to the managing director salary, it was last decided through a shareholders' resolution dated 27th December 1996 that Ms Oettle was to receive a monthly salary of DM 30,000.--for her work as managing director from 1st January 1997, whereby 14 monthly salaries per year were to be paid, plus a bonus of DM 140,000.--. The notice period for a routine termination of the employment contract dated 16th December 1994 amounts to 12 months.

There has been a change in the shareholders' circle of the corporation with effect of 1st July 1998, since Mr Frank Oettle, as the previous sole shareholder through the contract dated 1st July 1998, will be transferring a business share with a nominal amount of DM 50,100.00 - corresponding to a share of 50.1% of the nominal capital of the corporation - to a subsidiary of SBS Technologies Inc., Albuquerque, New Mexico, USA.

Ms Hannelore Oettle has resigned from office of managing director of the corporation with effect of 30th June 1998 at the instigation of the new majority partners. The following is additionally agreed at the instigation of the new majority partners:


                                     SECTION 1

           RESCISSION OF THE EMPLOYMENT CONTRACT DATED 16TH DECEMBER 1994

The employment contract between Ms Oettle and the corporation dated 16th December 1994 is herewith completely rescinded with effect of 30th June 1998.

                                     SECTION 2

                             NEW EMPLOYMENT REGULATION

The employment between the corporation and Ms Oettle will be newly regulated by a contract (employment contract), the contents and wording of which is to largely correspond to the contract according to appendix 9 A of the notarial contract dated 1st July 1998.


                                     SECTION 3

                                    COMPENSATION

In view of the loss of the managing director remuneration for the next 12 months, according to the employment contract dated 16th December 1994 named in the preliminary statement, corresponding to an amount of DM 420,00.00 (14 month's salary a DM 30,000.--), plus a bonus of DM 140,000.--, Ms Oettle will receive a compensation amount of DM 410,000.--.


                                     SECTION 4

                                   FINAL CLAUSES

1) Providing nothing has been legally stipulated to the contrary, the parties undertake to treat the contents of this contract confidentially.

2)   Alterations and supplements to this contract need to be done in writing.

3) The laws of the Federal Republic of Germany are valid for this agreement. The exclusive court of jurisdiction has been agreed as the courts in Augsburg.

4) Should a term in this contract be ineffective, or be or become unenforceable, this will not give rise to the other terms in this contract becoming ineffective or unenforceable. In this case the parties will replace such an ineffective or unenforceable term by one coming closest to the economic intention of this agreement.


Augsburg, ______


------------                            -----------------
Corporation                             Ms Hannelore Oettle
represented by Mr Frank Oettle

APPENDIX 5 A (OR GMBH)

- Objects taken out on lease/tenancy, rented or leased by the corporation -

1. The corporation's business premises are rented in Augsburg, Memminger 14. For the rudiments of the tenancy agreement compare appendix 6D.

2. Moveable objects have neither been taken out on lease/tenancy nor rented or leased by the corporation.

3.   For existing licence contracts compare appendix 6C.

APPENDIX 5 B (OR GMBH)

- List of all managing directors, "Prokurists" and other comparable members of the management of the corporation, as well as all general Powers of Attorney which were granted by the corporation, as well as all bank accounts and signature authorities -


1. MANAGING DIRECTOR:

Mr Frank Oettle


2. "PROKURISTS"

none

3. COMPARABLE MEMBERS OF THE MANAGEMENT

none

4. GENERAL POWERS OF ATTORNEY

none

5. BANK ACCOUNTS AND SIGNATURE AUTHORITIES

a) The corporation keeps two DM-accounts at the Bayerischen Vereinsbank Augsburg

- no. 223 3550 and no. 223 3134

b) as well as a US-$ account

- no. 878 74800,

over which the following are exclusively authorised to dispose: Mr Frank Oettle, Ms Hannelore Oettle, Mr Alfons Oettle, as well as Ms Rosa Ungemach, balance sheet accountant at the corporation.

c) the following are exclusively authorised to dispose over a further account at the Bayerischen Vereinsbank

- no. 225 5405

Mr Frank Oettle, Ms Hannelore Oettle, as well as Mr Alfons Oettle.

Further bank accounts or signature authorities do not exist.


APPENDIX 6 A (OR GMBH)

- Advisory contracts -

none

APPENDIX 6 C (OR GMBH)

License agreements

I LICENSE AGREEMENTS WITH RUNNING REMUNERATION PAYMENTS

1. Contract with the company PBU Computer Systeme, Friedberg, on two "solid-edge" licences in accordance with the offer dated 30th September 1997 (rent for two licences including maintenance, DM 2,000.00 monthly plus sales tax, duration October 1997 until October 1998).

II ACQUIRED LICENCES AGAINST NON-RECURRENT REMUNERATION

1. Software used as a development tool and software which has been bought to be sold on to customers.



date              company                   product                                 agreement
                  Adobe                     Acrobat Writer and Tools                Registration Card
12.09.97          Alvsjo Data AB            QNX VMEbus driver                       Distribution License
20.04.95          Award                     PC-BIOS source code                     Software License Agreement
20.04.95          Award                     PC-BIOS binary code                     Software License Agreement
                  C & T Inc.                Grafic BIOS, SK65555                    Software License Agreement
                  C & T Inc.                Grafic BIOS, SK65548                    Software License Agreement
                  C & T Inc.                Grafic BIOS, SK65550                    Software License Agreement
24.04.95          Cimus Logic               GD62x5 BIOS + driver                    License for Distribution of Executable Software
10.08.92          Cimus Logic               CL-GD6420 BIOS + driver                 License for Distribution of Executable Software
05.11.91          Cimus Logic               CL-GD6410 BIOS + driver                 License for Distribution of Executable Software
                  Delix                     Linus DLD.3                             Registration card
                  Xi Graphics               Accelerated X                           Software License Agreement
12.05.98          Integrated Systems        Microtec  C/C  ++ Compiler Development  Delivery note
                                            package pSOS + 680
                                            Development package pSOS + 683
                                            XRAY C debugger
14.02.94          Integrated Systems        price list                              VAR Agreement
04.03.93          Integrated Systems        XRAY SUN-4                              Software License Agreement
                                            KM/RS/NS/LC-68K-S4
                  FTP Software              Interdrive Client NT                    Software License Package
12.05.98          Intersolv                 PVCS Version Manager 5.3                Product Registration Information
                  Microsoft                 Developer Network                       Membership card
                                            Enterprise Edition                      Membership card
03.03.92          Microsoft                 Packaged MS-DOS                         Distribution Agreement



                                                                            27

                                            Distribution
                  Microsoft                 Visual C++ 4.0                          End-User License Agreement
                  Microsoft                 Visual C++ 5.0                          End-User License Agreement
                                            Enterprise Edition Upgrade              End-User License Agreement
                  NuMega                    SoftICE V3.0                            Product Registration Card
21.08.96          Phoenix                   Card Manager 4. X Object                Software License Agreement
                  SUN                       Solstice Network Client                 Right-to-Use License Upgrade Agreement
14.05.93          Western Digital           WD90C24 BIOS and drivers                Software License Agreement

APPENDIX 6 D (OR GMBH)

- Lease, rent and tenancy agreements

1. RENT AGREEMENT ON THE FACTORY BUILDING

Rent agreement dated 27th July / 9th August 1995 with the following further components:

a)   amended page 2, dated 16th November 1995

b)   "supplements to the rent agreement" dated 18th August 1995

c)   "2nd supplement to the rent agreement" dated 6th March / 12th May 1997

d) "addendum/supplement to the rent agreement" dated 27th July / 9th August 1995" dated 26th November / 24th November 1997.

The rent agreement including the supplementary components according to the above letters a) to d) was already presented to the vendee within the framework of the due-diligence inspection as appendix OR-II-6 A, B, C, D and E.


2. FURTHER LEASE, RENT AND TENANCY AGREEMENTS

No other lease, rent and tenancy agreements do exist.

APPENDIX 6 E (OR GMBH)

Contracts with a duration of more than 12 months after the assignment cut-off date with the exception of the contracts named in the appendices 6 A to 6 D and 6 F to 6 H.


I. Internet contract of use

Date                    Contract party                              Type of contract
01.04.96                Hassler & Mair GmbH                         Internet user contract

II. Continuous purchase contracts

Date                    Contract party                              Type of contract
12.05.98                diverse                                     listing of skeleton orders
03.06.97                Alphi Technology                            OEM Purchase Agreement
14.02.97                MEN Micro Elektronik GmbH                   Distribution Agreement no. 9702/01
11.08.94                MEN Micro Elektronik GmbH                   Sales/Distribution Agreement
02.10.92                Beckhoff Industrie Elektronik GmbH          Sales/Distribution Contract
21.09.92                LP Elektronik GmbH                          Sales/Distribution Contract

For clarification purposes it is indicated that the "list of skeleton agreements" dated 12th May 1998, which was presented within the framework of the due-diligence inspection as appendix OR-VII-1B, on the purchase of individual articles from different suppliers all have a duration of less than 12 months.

APPENDIX 6 F (OR GMBH)

- Insurance contracts -


1.   Electronic insurance (Mediaversicherung no. 12256)

2.   Fire insurance (Thuringia no. 445-491.260.925-S1)

3.   Manufacturer's liability insurance (Victoria, no. 6882488.5-332)

4.   Transport insurance (Albingia, no. 19640042.1162-1/00842.2)

5.   Life assurance (direct insurance; HUK-Coburg-Leben, no. 900/294455-G-71)

6.   Life assurance (direct insurance; HUK-Coburg-Leben, no. 900/214362-R-71)

7.   Life assurance (direct insurance; HUK-Coburg-Leben, no. 900/214361-Q-71)

APPENDIX 6 G (OR GMBH)

- Contracts (including loan agreements) with the vendor, his relatives and other shareholders, of which the vendor maintains more than 5% -


1. Employment contract between the vendor and the corporation dated 16th December 1994, rescinded with contract of rescission dated 30th June 1998 (compare appendix 4B).

2. Employment contract between Ms Hannelore Oettle and the corporation dated 16th December 1994 rescinded with contract of rescission dated 30th June 1998 (compare appendix 4B).

3.   Loan agreements : not applicable

4. Direct insurances according to appendix 6 F clause 5 to 7 (the vendor and Ms Hannelore Oettle respectively are each entitled to dividends)

5. Running management of corporation wage accounting by Mr Georg Schlagbauer, spouse of the vendor's sister, for a monthly remuneration to the amount of DM 620 within the framework of an insignificant employment contract (a written agreement does not exist).

6. Orders to the advertising agency run by Mr Georg Schlagbauer because of advertising by the corporation in specialised journals (a written agreement going beyond the individual order does not exist).

7. Wage preparation of electronic packages for the corporation by ortec GmbH (written continuous purchase contracts or skeleton agreements do not exist).

APPENDIX 6 H (OR GMBH)

- Agreements with the shop council and contracts with unions, with the exception of regional and supra-regional trade union agreements or memberships in employers' associations -


1.   Agreement with the shop council (works agreement) dated 14th December 1993

2.   Agreement with the shop council dated 2nd July 1997.

APPENDIX 6 I (OR GMBH)

- Legal disputes -


1. PENDING ACTIVE PROCESSES AND PROCEDURES


a) law suits in which the corporation asserts claims against third parties are presently not pending.

b) the corporation is asserting extra-judicial payment claims to the extent of approx. DM 300,000.00 against or Industrial Computers Ltd - a former sales company of the corporation for Great Britain - or the corporations associated with it, or its managing director.

c) The handling of this claim within the framework of the contract concluded here is regulated in Section 7 clause 3 c).


2. PENDING PASSIVE PROCESSES AND PROCEDURES

a) law suits in which third parties assert claims against the corporation are presently not pending.

b) in a letter dated 30th March 1998, claims to a subsequent payment of ancillary costs were asserted extra-judicially by the lessor of the corporation's business premises. Further details in this respect can be taken from the letter of the vendor's legal representative (lawyers Seitz, Weckbach, Fent) dated 5th June 1998 to the representatives of the vendee (KPMG Deutsche Treuhandgesellschaft AG, attn. Mr WP Furholzer).

     The matter is to be settled by common consent in association with a further rent contract question (option right to renting further surfaces in the present factory building).

c) The company Nortel (Northern Telecom Ltd., Brampton, Canada) indicated in a letter to the corporation dated 18th June 1998, which was presented to the representatives of the vendee (KPMG Deutsche Treuhandgesellschaft AG, attn Mr Kiesewalter, lawyer) with the letter of the legal representatives of the vendor (lawyers Seitz, Weckbach, Fent) dated 23rd June 1998, that patents of Nortel may have been infringed with regard to certain products of the corporation and have requested a reply to this from the corporation.

     In the letter dated 23rd June 1998 mentioned above, the lawyers Seitz, Weckbach,

     Fent informed the representatives of the vendee, among others, that no Nortel patents were being violated through the present production by the corporation.

3. ADMINISTRATION FINES AND CRIMINAL PROCEEDINGS


none
APPENDIX 6 J (OR GMBH)

- Patents, consumer samples, design samples, trade marks and all related registrations and other industrial and intellectual property rights of the corporation -


none

APPENDIX 6 K (OR GMBH)

- Declaration by the vendor on his knowledge of the difficulties in view of the "year 2000 issue" -


The vendor's knowledge of the difficulties in view of the "year 2000 issue" is summarised in the following two statements by the corporation to its customers, which are available to the representatives of the vendee:


1.   "Year 2000" compliance, status: 12th May 1998

2.   BIOS application note, status: 29th April 1998

APPENDIX 9 A (OR GMBH)

- Employment contract for Mr Frank Oettle -



                             MANAGING DIRECTOR CONTRACT

                                      between

                            OR INDUSTRIAL COMPUTERS GMBH
                          REPRESENTED BY THE SHAREHOLDERS

                    - hereinafter referred to as "corporation" -


                                        and


                                  MS FRANK OETTLE



PRELIMINARY STATEMENT:

The parties have, by common consent, rescinded the existing employment contract which has existed up to now with Mr Frank Oettle as managing director of the corporation. With effect from 1st July 1998 Mr Frank Oettle is to continue to work for the corporation on the basis of the following contract:


                                     SECTION 1
                               DUTIES AND OBLIGATIONS

1. Oettle is the managing director of the corporation. He represents the corporation according to the regulations in the corporation contract and the conditions of the shareholders' meeting.

2. Oettle runs the corporation according to the laws, the corporation contract, possible internal rules issued by the management and the conditions of the shareholders' meeting.

                                     SECTION 2
                            CONTRACT PERIOD; TERMINATION

(1)  This contract begins on 1st July 1998 and ends on 30th June 2000.

(2) During this contract period a proper termination of the contract is excluded. The right to terminate the contract for an important reason remains unaffected by this.

(3) Just as with the termination of this employment contract, the removal from office of Ms Oettle as managing director during this contract period is only permissible for an important reason.

(4) A possible termination of this contract, as with a possible removal from office of Mr Oettle as managing director needs to be done in writing. The termination or removal from office by the corporation ensues by means of a written notification of a corresponding resolution by the shareholders' meeting.


                                     SECTION 3
                                    REMUNERATION

(1) The employee receives a gross annual salary to the amount of DM 275,000.00 for his work. The annual salary will be paid at the end of each calendar month in 12 equal instalments, whilst withholding the legal deductions.

(2) Furthermore, Mr Oettle will receive a profit-sharing bonus to the amount of 5% of the basis of assessment. The basis of assessment is calculated as follows:

(a) we are assuming the basis to be taken is the annual net profit before corporation income tax minus 3 million German marks shown in annual accounts determined for the respective financial year;

(b) to be deducted from this is a possible low amount brought forward from previous financial years;

(c)  to be added is the profit-sharing bonus.

This applies pro rata temporis for the first year of employment.

(3) According to the long-term SBS-interest plan 1998, Mr Oettle furthermore has the right to acquire 50,000 shares in SBS Technologies at a purchase price corresponding to the stock exchange price on 30th June 1998, whereby the option for acquiring these shares is to be exercised each at 50% respectively on each of the annual days of employment - meaning half on 30th June 1999 as well as on 30th June 2000 respectively.

(4) A car (mid-range car up to a list price of DM 60,000.00) will be made available to Mr Oettle for his work within the framework of this contract, which can also be used for private purposes. The wages tax on the cash advantage of private use is to be borne by Mr Oettle. After the contract has finished the car is to be returned to the corporation immediately.

(5) The corporation continues to pay the dividends to the present amount of 3,000 German marks annually for the existing direct insurance in favour of Mr Oettle.

                                     SECTION 4
                              ILLNESS, ACCIDENT, DEATH


(1) In the case of a temporary inability to work by Mr Oettle, arising through illness or through another reason for which he is not responsible, the remuneration package will continue to be paid for three months according to
     Section 3; this will be carried out by deducting an amount corresponding the daily sickness benefits and hospital benefits paid by the health insurance company. The continuance of the salary payment will ensue to the end of the contract at the latest.

(2) Should Mr Oettle pass away during the contract period, then his long-time companion, Ms Martina Schussler, and his underage offspring as joint and several creditors have a right to a continuation of the salary payment in accordance with Section 3 for the month when he passes away and the three subsequent months.

(3) The corporation will insure Mr Oettle against accident to the normal extent for managing directors of the corporation.

                                     SECTION 5
                                      HOLIDAY

Mr Oettle is entitled to an annual holiday of 30 work days.


                                     SECTION 6
                                   REFUND CLAIMS

Refunding expenses arising to Mr Oettle whilst performing his duties according to this contract will be done to the amount of the respectively valid internal guidelines of the corporation.


                                     SECTION 7
                               DUTY TO OBSERVE SECRECY

Mr Oettle is obliged to treat all information concerning the affairs of the corporation in a strictly confidential way towards third parties. This obligation also remains valid after he has left the services of the corporation.

                                     SECTION 8
                                      RECORDS

When Mr Oettle leaves the services of the corporation he is obliged to immediately return to the corporation the written correspondence, EDP programmes, diskettes, designs and the like concerning the affairs of the corporation and which are still in his possession.

                                     SECTION 9
                                   FINAL CLAUSES

(1)  The contractual relationship on hand is subject to German law.

(2) Should individual terms in this contract be ineffective, the effectiveness of the remaining part of the contract are not affected by this. The parties are obliged to replace the ineffective condition with an effective one which comes as close as possible to the economic success intended with the ineffective condition.

(3) Alterations and supplements to this contract need to be done in writing to be effective.


_____,  ______



--------------             ------------------------
Corporation                Managing Director

APPENDIX 9 B (OR GmbH)

- Letter on the resigning of the office of managing director by Ms Hannelore Oettle -

--------------------------------------------------------------------------------

compare attached letter by Ms Hannelore Oettle dated 29th June 1998.

Hannelore Oettle
Adalbert-Stifter-Str. 40

86356 NeusaB


                                                                  29th June 1998


or Industrial Computers GmbH
Attn: Management
Frank Oettle
Memminger Str. 14

86159 Augsburg



MANAGEMENT


Dear Mr Oettle,

I am herewith resigning my office as managing director of the or Industrial Computers GmbH with effect of 30th June 1998.


Sincerely yours,


Hannelore Oettle

APPENDIX 9 C (OR GMBH)

- Employment contract for Ms Hannelore Oettle -



                                EMPLOYMENT CONTRACT

                                      between

                            OR INDUSTRIAL COMPUTERS GMBH

                    - hereinafter referred to as "corporation" -


                                        and


                                MS HANNELORE OETTLE

          born 10th February 1934, Adalbert-Stifter-Str. 40, 86356 NeusaB

                     - hereinafter referred to as "employee" -



PRELIMINARY STATEMENT:

The parties have, by common consent, rescinded the employment contract which has existed up to now with Ms Hannelore Oettle as managing director of the corporation. With effect from 1st July 1998 Ms Hannelore Oettle is to continue to work for the corporation on the basis of the following contract for a period up to 28th February 1999:


SECTION 1 BEGINNING OF EMPLOYMENT

The employment begins on 1st July 1998 and ends on 28th February 1999.

SECTION 2 WORK AND SCOPE OF DUTIES

1. The employee is employed as a commercial employee. Her scope of duties includes accounting and personnel matters.

2. The employee undertakes to carry out the work entrusted to her carefully and also to undertake other reasonable tasks than those tasks stipulated in the contract, this could possibly also be in a different department, other business premises, should the requirements of the business demand this. The firm's right to assign other work to the employee is also not limited by a long standing position at the same place of work.


SECTION 3 WORKING HOURS

1.   The regular working hours presently amount to 38 hours per week.

2. The beginning and end of the daily working hours and the breaks will be laid down in a separate business agreement and announced through the usual business channels.

3. The employee undertakes to do overtime within the framework of the legal regulations by special order. Overtime is considered to be the case if, as an employee in full time employment, the individual regular weekly working hours are exceeded.

4. A claim for extra pay for overtime only exists if an order has been given to do overtime.


SECTION 4 REMUNERATION

1. The employee receives a gross salary to the amount of DM 12,500.00 for her work, to be paid on a monthly basis. The remuneration is due on the last day of each month respectively. The payment ensues on a cashless basis. Irregularities, such as extra payments for overtime, will be settled with the following month's salary respectively.

2. The corporation undertakes to continue with the existing direct insurances for the employee and to pay the dividends due up to 28th February 1999.

3.   Overtime will be reimbursed with a 25% extra payment on the basic salary.

4. The employee will receive an extra payment of 50% on her salary during her holiday. This payment ensues on a monthly basis. The monthly salary is the calculation basis, but not the actual holiday period.

5. The employee receives capital-building payments to the amount of DM 624. The payment ensues on a monthly basis at 1/12 respectively.

6. The employee receives DM 30.--per calendar year for account maintenance charges. The payment ensues on a monthly basis at 1/12 respectively.

7. The employee receives a Christmas bonus to the amount of 55% of a monthly salary paid with the November salary. In the first year the Christmas bonus will be paid proportionately to the months from the commencement of the employment.

     In other respects Section 4.10 applies.

8. Voluntary bonuses and payments - apart form the monthly gross salary, holiday pay and Christmas bonus - are freely revocable, even if the revocability is not explicitly indicated as such. In particular, these payments can be credited to salary increases.

     The payment of ex gratia payments, profit shares, dividends and other bonuses are at the firm's discretion and do not substantiate any legal claim, even if the payment ensues again without an explicit optional reservation.

     The claim to ex gratia payments / bonuses (e.g. Christmas bonus) is excluded if the employment has been terminated by one of the parties to the contract at the point in time of the payment being made, or by 31st December.

9. A voluntarily ex gratia payment / bonus can be reduced for reasons of illness and other periods of absence by 1/60 of the ex gratia payment / bonus per day of absence.

10. The employee is obliged to pay back a granted ex gratia payment / bonus if she leaves the company before 31st March following the calendar year when the payment was made, or, provided the ex gratia payment exceeds the monthly remuneration, by 30th June following the calendar year when the payment was made, after having given notice herself, or due to a termination of employment by the firm because of an exceptional, business, personal or conduct reason. The repayment obligation is correspondingly valid if the employment is terminated within the above-mentioned periods through a contract of rescission and if the cause of the contract of rescission is a right to termination by the firm due to exceptional, business, personal or conduct reasons, or the wish on the part of the employee to rescind the contract.

11. The firm is entitled to set off the repayment demand against the remuneration claims in arrears or which become due after the termination under observance of the protection from execution terms.

12. The employee will receive a 100% continued payment of wages in the case of illness.


SECTION 5 ILLNESS

1. The employee is obliged to immediately notify the employer of her inability to work and the probable duration of absence and to submit a doctor's note stating the inability to work after the inability to work has begun, as well as its probable duration.

2. A sick note not submitted on time represents an infringement of the contractual obligations and triggers off a termination of employment, should this be repeated.


SECTION 6 HOLIDAY

The employee is presently entitled to an annual holiday of 30 work days every calendar year. The holiday is to be determined in agreement with the employee's superior. In other respects the legal regulations apply.


SECTION 7 SALARY PLEDGE OR ASSIGNMENT

The employee is neither allowed to pledge nor assign her remuneration claims. She declares that there are no attachment of earnings against her, nor are any to be expected.

The employee is to bear the costs incurred by the firm as a result of the attachment. A lump sum per calculated attachment of 3% of the attached amount for these costs which are to be reimbursed is calculated, providing actually higher costs are not incurred.


SECTION 8 ASSIGNMENT

The employee assigns her compensation claims to the firm in as far as they have been infringed by a third party and the firm continues to pay the salary in the case of illness.

She is obliged to provide information to the firm in order for it to be able to investigate claims.


SECTION 9 ADVANCE PAYMENTS AND LOANS

Advanced payments and loans are due in the case of termination of employment because of the still open remaining amount, without regard to the submission of agreements already made.


SECTION 10 ADDITIONAL JOBS

Additional jobs are to be notified to the firm before commencement. The employer can refuse his consent if the additional job violates the general competitive interests of the employer, or if it is to be feared that the employer is then no longer in a position to fulfil her obligations from her employment in a proper way.

The firm is entitled to terminate the employment contract in the case of the prohibition of a forbidden additional job being violated.





SECTION 11 CONTRACTUAL PENALTY

In the case of a culpable non-commencement or termination of work contrary to the terms of the agreement, the employee undertakes to pay the firm a contractual penalty to the amount of the agreed gross monthly salary.
The firm is entitled to assert an ongoing claim.


SECTION 12 PROHIBITION OF COMPETITION

The employee undertakes not to work anywhere in the world for a competitor for the duration of a year after the termination of employment, and neither directly nor indirectly to play a part in founding or running such a company.

The corporation undertakes to pay the employee half of the salary received at the time of termination for the duration of the agreed prohibition of competition. The corporation is now already declaring itself willing to pay out competition compensation at a non-recurrent amount of DM 75,000.--on 31st March 1999.

In other respects the terms in Sections 74 to 75 D HGB (German Commercial Code) apply for this prohibition of competition.

The employee explicitly confirms receipt of a copy of the deed of this contract signed by both parties to the contract with this prohibition of competition.


SECTION 13 DUTY TO OBSERVE SECRECY

The employee is obliged to treat all information, such as, e.g. company results, personal data of clients, suppliers and staff, company code numbers, external salaries and other external payments, business connections, sales and technical information, etc., in a strictly confidential way and to maintain secrecy towards third parties. This also applies regarding other staff members, apart from if the passing on of information is brought about for business reasons.

The misuse and passing on of such data and information can lead to an exceptional dismissal - also without a prior warning being given. The employee is obliged to pay damages, in as far as legally possible, if damages arise to the firm or a third party through the passing on of data or information which is contrary to the agreement.

The firm undertakes to maintain secrecy towards third parties in the case of the personal data of an employee, providing this is not legally necessary. In the case of an infringement, the employee is entitled to make the firm liable.

Furthermore, the employee is obliged to hand back all firm property when she leaves the company. A right of retention doesn't apply here.




SECTION 15 END OF EMPLOYMENT

The employment ends on 28th February 1999 without notice having to be given.


SECTION 16 EXPIRY DATES

All claims from this employment cease when three months have expired after they became applicable, if they haven't been asserted in writing within this period.

Upon the refusal of a claim by the counter party, the claim is to be asserted within one further month, otherwise it expires finally. The expiry deadlines do not apply to claims arising from tortious acts (Section 823 BGB - German Civil
Code) in connection with the regulations from the Penal Code. The legal regulations are valid for these claims.


SECTION 17 MISCELLANEOUS

The employee is obliged to immediately inform the firm of a change of address.

Notifications or other declarations to the last address notified by the employee are valid as having been received by the latest on the third day after dispatch.


SECTION 18 PLACE OF PERFORMANCE AND COURT OF JURISDICTION

The place of performance is the place at which the disputed obligation is to be fulfilled.

If the employee has no place of abode within the country, or if she no longer lives within the country, then the place of performance applying to both parties is the headquarters of the firm.

The court of jurisdiction for the parties to the contract is the industrial tribunal responsible for the place of performance.


SECTION 19 SUBSIDIARY AGREEMENTS, CONTRACT ALTERATIONS

1. Verbal subsidiary agreements do not exist. Alterations and supplements to this contract need to be done in writing.

2. Should individual terms in this contract be ineffective, the effectiveness of the remaining part of the contract are not affected by this.





Augsburg, _____ 1998



--------------------------------------------------------------------------------
Signature of employee


--------------------------------------------------------------------------------
Signature of employer

CERTIFIED TRANSLATION FROM THE GERMAN LANGUAGE


DEED REGISTER NO. K1454/1998

                                  OFFER (OR GMBH)

Today, this July 1, 1998

Appeared before me, Dr. Peer Koch, notary public in Augsburg, having gone to the law offices of Messrs. Seitz, Weckbach, Fent, at Schiessgrabenstrasse 14, 86150 Augsburg for the purpose of the execution of a notarial deed:

1. Mr. Frank Oettle, born on February 8, 1962, residing at Ortsstrasse 23, 86420 Diedorf

Mr. Oettle declares that he is acting both in his own name and in his function as managing director having sole power of representation of or Industrial Computers GmbH.

2. Mr. Hans Naumann, born on March 20, 1940, graduated engineer, residing at Castellring 35, 61130 Nidderau

Mr. Naumann declares that he is not acting in his own name but as representative of ADMINI VIER (IV) Vermogensverwaltungs-GmbH with its head office in Cologne, registered in the commercial register of the local court of Cologne under HR B 29606, and under legalized power of attorney dated June 30, 1998 of the managing director having sole power of representation, Chris Amenson, which is attached in the original. For this purpose, Mr. Naumann delivers a shareholders' resolution of ADMINI Vier (IV) Vermogensverwaltungs-GmbH (in future "SBS Technologies Holding GmbH") of June 26, 1998 (deed register No. 673/1998 of the notary public Dr. Ingrid Doye, Cologne, under which Mr. Chris Amenson was appointed as the new managing director having sole power of representation and being exempt from the restrictions of Section 181 BGB (Civil Code).

The persons appearing before me have identified themselves by presentation of their official identity cards. They request notarization for the following option contract:


PREAMBLE:

1) The company or Industrial Computers GmbH with its head office in Augsburg is registered in the commercial register of the local court of Augsburg under HRB 9107.

The following parties have an interest, as shareholders, in the share capital of the company of DM 100,000.00:

a) The company ADMINI VIER (IV) Vermogensverwaltungs-GmbH with a partial share in the nominal amount of DM 50,100.00, acquired by the preceding deed, deed register

No. K 1453/1998, of today of the notary public acting in his official capacity (hereinafter "Preliminary Deed");

b) Mr. Frank Oettle with a partial share of DM 49,900.00, with respect to the acquisition of which paragraphs 1 and 2 of the preamble of the Preliminary Deed are referred to.


2) Mr. Frank Oettle shall be hereinafter referred to as "Vendor". The company ADMINI VIER (IV) Vermogensverwaltungs-GmbH shall hereinafter be referred to as "Vendee".

or Industrial Computers GmbH shall hereinafter be referred to as "Corporation". or Industrial Computers GmbH, Ortec Electronic Assembly GmbH, registered in the commercial register of the local court of Memmingen, HRB 5720 (hereinafter "Ortec GmbH") and or Computers Inc., 11150 Main Street, Fairfax VA 22030, USA (hereinafter "or Inc.") shall hereinafter be referred to collectively as "or Companies".

3) In addition, the Vendee is to be granted the option to acquire the remaining partial share of the Vendee (SIC) in the Corporation in the nominal amount of DM 49,900.00 following a certain period of time during which the Vendee intends to test the market in Germany in the area of "embedded computers" provided that such market test proves to be positive.



                                         A.
                                       OFFER


Having stated the above, the Vendor offers the conclusion of the Contract reflected in the following sections I to III (Sections 1 to 11) to the Vendee. Such offer shall be limited in time: It may only be accepted in the period from February 1, 1999 to February 28, 1999 ("option period").

The said offer refers to the conclusion of the following Contract:



                                     SECTION I
                  SALE, ASSIGNMENT, TRANSFER DATE, PURCHASE PRICE

                                     SECTION 1
                         OBJECT OF THE PURCHASE, ASSIGNMENT


1) THE VENDOR SELLS AND HEREBY ASSIGNS THE PARTIAL SHARE IN THE CORPORATION IN THE NOMINAL AMOUNT OF DM 49,900.00, WHICH IS STATED IN THE PREAMBLE, SUB-PARAGRAPH 1B), WITH ALL RIGHTS TO PARTICIPATE IN THE PROFITS AND OTHER AFFILIATED RIGHTS TO THE VENDEE, SUBJECT TO THE FOLLOWING SECTION 2 (2) AND (3).

THE VENDEE HEREBY ACCEPTS THE ASSIGNMENT OF SHARES.

2) IN HIS CAPACITY AS MANAGING DIRECTOR OF THE CORPORATION, THE VENDOR AGREES TO THE SHARE ASSIGNMENT PURSUANT TO SECTION 8 OF THE BY-LAWS OF THE CORPORATION.


                                     SECTION 2
                                   TRANSFER DATE

1) THE TRANSFER DATE WITHIN THE MEANING OF THIS CONTRACT SHALL BE MARCH 1, 1999.

2) AS OF THE TRANSFER DATE, THE VENDEE SHALL BE ENTITLED TO RECEIVE THE DIVIDENDS DISTRIBUTED WITH REGARD TO THE SOLD PARTIAL SHARE.

3) THE VENDOR SHALL BE ENTITLED TO RECEIVE A FRACTIONAL DIVIDEND PAYMENT, DEPENDENT UPON THE SALES VOLUME, FOR THE SOLD PARTIAL SHARE FOR THE PERIOD FROM JULY 1, 1998 TO FEBRUARY 28, 1999 AS FOLLOWS:


--------------------------------------------------------------------------------
 SALES VOLUME                            BASE VARIABLE
--------------------------------------------------------------------------------
 UP TO DM 8,000,000.00                   DM 500,000
--------------------------------------------------------------------------------
 FROM DM 8,000,000.01 TO DM              10.00 % OF THE SALES VOLUME
 10,000,000.00
--------------------------------------------------------------------------------
 FROM DM 10,000,000.01 TO DM             12.00 % OF THE SALES VOLUME
 12,000,000.00
--------------------------------------------------------------------------------
 FROM DM 12.000.000,01                   14.00 % OF THE SALES VOLUME
--------------------------------------------------------------------------------

SALES VOLUME WITHIN THE MEANING OF THIS REGULATION SHALL BE THE SALES VOLUME INVOICED BY THE CORPORATION IN THE PERIOD FROM JULY 1, 1998 TO FEBRUARY 28, 1999. THE DIVIDEND SHALL AMOUNT TO 56% OF THE BASE VARIABLE.

THE VENDEE EXPRESSLY AGREES TO ADOPT A SHAREHOLDERS' RESOLUTION ON FEBRUARY 28, 1999 TO THE EFFECT THAT THE AFORESAID DIVIDEND SHALL BE ENTERED IN THE BOOKS AS A LIABILITY OF THE CORPORATION VIS-A-VIS THE VENDOR AS AT FEBRUARY 28, 1999, BUT SHALL NOT BE DUE FOR PAYMENT TO THE VENDOR UNTIL MARCH 10, 1999. IN THE EVENT THAT THE DIVIDEND EXCEEDS THE ANNUAL NET PROFIT FOR 1998 OR, AS APPLICABLE, THE ANNUAL NET PROFIT FOR 1999 WHICH CAN BE DISTRIBUTED, THE VENDEE UNDERTAKES TO EXEMPT THE VENDOR FROM ANY REPAYMENT OBLIGATION VIS-A-VIS THE CORPORATION.


                                     SECTION 3
                                   PURCHASE PRICE

THE PURCHASE PRICE FOR THE PARTIAL SHARE IN THE NOMINAL AMOUNT OF DM 49,900.00 TRANSFERRED IN ACCORDANCE WITH THE ABOVE SECTION 1 SHALL AMOUNT TO A TOTAL OF DM 16,222,725.00 (SIXTEEN MILLION TWO HUNDRED AND TWENTY-TWO THOUSAND SEVEN HUNDRED AND TWENTY-FIVE GERMAN MARKS).

                                     SECTION II
                                     WARRANTIES


THE VENDOR DECLARES THAT, WITHIN THE SCOPE OF CONTRACTUAL NEGOTIATIONS AND THE DUE DILIGENCE INVESTIGATION WHICH HAVE LED TO THE CONCLUSION OF THE CONTRACT PURSUANT TO THE PRELIMINARY DEED, HE HAS PROVIDED THE VENDEE WITH CORRECT AND COMPLETE INFORMATION REGARDING ALL ITEMS REQUESTED BY THE VENDEE OF OTHERWISE MATERIAL FOR THE EVALUATION OF THE OR COMPANIES. FOR THE EXECUTION AND PERFORMANCE OF THIS AGREEMENT, THE VENDEE ALSO RELIES ON SUCH INFORMATION.

THE VENDOR THEREFORE EXPRESSLY WARRANTS AS OF THE DATE OF THIS AGREEMENT IN TERMS OF A LEGALLY BINDING UNDERTAKING, WITHOUT ANY REGARD TO THE QUESTION OF FAULT, THE FOREGOING AND THE FOLLOWING.



                                     SECTION 4
  ASSURANCES AND GUARANTEES CONCERNING THE SHAREHOLDER RELATIONSHIP AND VENDOR'S
                                 FREEDOM TO DISPOSE

(1) THE VENDOR ASSURES AND GUARANTEES THAT UPON THE TRANSFER DATE:

a) THE SHARE CAPITAL OF THE CORPORATION HAS BEEN FULLY PAID UP IN CASH, HAS NEITHER PARTLY NOR FULLY BEEN REPAID TO THE SHAREHOLDERS, IS NON-ASSESSABLE AND FREE OF SECONDARY OR OTHER OBLIGATIONS OR RESTRICTIONS, AND THAT THE SHARES SOLD HEREIN ARE UNENCUMBERED.

b) THE SHAREHOLDING MENTIONED IN SUB-PARAGRAPH 1 b) OF THE PREAMBLE EXISTS AND THE VENDOR IS ENTITLED TO IT; THE VENDOR IS NOT SUBJECT TO ANY RESTRAINTS ON DISPOSAL WITH RESPECT TO SUCH SHAREHOLDING, IN PARTICULAR, UNDER RIGHTS OF ANY THIRD PARTIES;

c) THE SHARES HAVE NEITHER BEEN DISTRAINED NOR PLEDGED NOR ASSIGNED TO ANY THIRD PARTY BY WAY OF SECURITY OR FOR OTHER REASONS AND, IN ADDITION, NO OPTION OR OTHER RIGHTS ENTITLE A THIRD PARTY TO ACQUIRE THE SHARES;

d) THE SHARES ARE NOT SUBJECT TO ANY TRUST RELATIONSHIP WITH A THIRD PARTY;

e) THE SHARES AND/OR RIGHTS TO SUCH SHARES ARE NEITHER THE OBJECT OF USUFRUCT OF A THIRD PARTY NOR OF A SUB-PARTICIPATION OR SIMILAR RELATIONSHIP UNDER COMPANY LAW; THE FORMERLY EXISTING SILENT PARTNERSHIPS WITH MISS JANA MADELEINE SCHLAGBAUER, BORN ON FEBRUARY 3, 1988, AND MISS VERA JANET SCHLAGBAUER, BORN ON NOVEMBER 15, 1985, HAVE BEEN COMPLETELY DISSOLVED PRIOR TO THE TRANSFER DATE AND ALL CLAIMS AND OBLIGATIONS IN THIS RESPECT HAVE BEEN COMPLETELY FULFILLED;

f) FOR THE ALIENATION OF THE SHAREHOLDING, NEITHER THE PARTICIPATION OF A TESTAMENTARY EXECUTOR NOT THE AGREEMENT OF SUBSEQUENT HEIRS OR OTHER THIRD PARTIES SHALL BE NECESSARY;

g) NO JUDICIAL COMPOSITION OR BANKRUPTCY PROCEEDINGS CONCERNING THE PROPERTY OF THE VENDOR HAVE BEEN APPLIED FOR OR COMMENCED OR, IN ADDITION, NO CIRCUMSTANCES EXIST WHICH COULD JUSTIFY ANY RESCISSION OF ALIENATION IN ACCORDANCE WITH THE BANKRUPTCY REGULATIONS OR COMPOSITION CODE OR THE RESCISSION LAW:

h) NO OTHER AGREEMENTS OR RESOLUTIONS OF ANY TYPE EXIST WHICH AFFECT THE CORPORATE RELATIONSHIP BETWEEN THE VENDOR AND THE CORPORATION, INCLUDING, BUT NOT LIMITED TO, AGREEMENTS OR RESOLUTIONS REGARDING INCREASES IN THE SHARE CAPITAL, THE RESIGNATION OR ENTRY OF SHAREHOLDERS, SUB-PARTICIPATIONS, TRUSTEESHIPS, PARTICIPATIONS WITH REGARD TO INCOME, SALES VOLUME OR ASSETS OF THE CORPORATION AND/OR THE EXERCISE OF VOTING RIGHTS.

i) THE ASSIGNMENT OF THE SHARES BY THE VENDOR TO THE VENDEE SHALL NOT BE SUBJECT TO THE CONSENT OF ANY THIRD PARTY.

j) THE SHARES IN THE CORPORATION DO NOT REPRESENT THE ENTIRE OR A SUBSTANTIAL PORTION OF THE VENDOR'S PROPERTY SO THAT NO LIABILITY EXISTS PURSUANT TO SECTION 419 BGB (GERMAN CIVIL CODE).

k) THE VENDOR DOES NOT HOLD ANY PARTICIPATION IN ANY ENTERPRISE OTHER THAN THE OR COMPANIES WHICH ARE ENGAGED IN THE AREA OF ACTIVITY OF THE OR COMPANIES OR A RELATED AREA OR MAINTAIN BUSINESS RELATIONS WITH THE OR COMPANIES AND

l) HE IS UNRESTRICTEDLY LIABLE TO TAXATION IN GERMANY AND, IN ADDITION, HE HAS NOT ACQUIRED ANY SHARES IN THE CORPORATION FROM ANY PERSONS SINCE JANUARY 1, 1989 WHO HAVE NOT BEEN ENTITLED TO SET OFF CORPORATE INCOME TAX PURSUANT TO
SECTION 50 c EStG [INCOME TAX ACT].

(2) THE VENDOR ASSURES AND GUARANTEES THAT ON JULY 1, 1998

a) THE CORPORATION WAS NEITHER SUBJECT TO EXCESSIVE DEBT NOR INSOLVENT.

b) THE BY-LAWS AS AMENDED ON APRIL 13, 1995 (DEED OF THE NOTARY PUBLIC ENGELHARDT, AUGSBURG, DEED REGISTER NO. E 581 OF APRIL 13, 1995), LAST AMENDED BY THE DEED OF THE NOTARY PUBLIC DR. KOCH OF JUNE 18, 1998, DEED REGISTER NO. K01335/1998) WERE EFFECTIVE.

c) THE CORPORATION DID NOT MAINTAIN ANY RELATIONS UNDER COMPANY LAW OF ANY TYPE WITH THIRD PARTIES, IT DID NOT HOLD A PARTICIPATION OR SUB-PARTICIPATION IN ANY OTHER COMPANY, IT HAD NOT CONCLUDED ANY INTER-COMPANY AGREEMENTS WITHIN THE MEANING OF SECTIONS 291, 292 AktienG (GERMAN STOCK CORPORATION LAW) WITH OTHER COMPANIES OR ANY AGREEMENTS ON COOPERATION OR TRANSFER OF PROFITS/LOSSES AND IT HAS NOT EXECUTED ANY LETTERS OF INTENT IN FAVOR OF OTHER COMPANIES, WITH THE EXCEPTION OF THE HOLDING OF LISTED SECURITIES AND MEMBERSHIPS IN PROFESSIONAL ASSOCIATIONS AND SOCIETIES AND THE PARTICIPATION IN AUGUSTA BANK eG WITH A COOPERATIVE SHARE IN THE NOMINAL AMOUNT OF DM 1,500.00:

d) PERSONS AND COMPANIES OTHER THAN THE VENDOR DID NOT HOLD ANY DIRECT OR INDIRECT PARTICIPATION OF ANY TYPE IN THE CORPORATION AND NO CLAIMS FOR THE GRANTING OF SUCH PARTICIPATION EXISTED.

e) THE VENDOR HAD NOT ADOPTED ANY SHAREHOLDER'S RESOLUTIONS SINCE JANUARY 1, 1998 EXCEPT FOR THOSE LISTED IN EXHIBIT 4A OF THE PRELIMINARY DEED AND THE CORPORATION HAD NOT CONCLUDED ANY CONTRACTS WITH THE VENDOR AND/OR MRS. OETTLE EXCEPT FOR THE AGREEMENTS TO ANNUL AN OBLIGATORY RELATION LISTED IN EXHIBIT 4 B.



                                     SECTION 5
     ASSURANCES AND GUARANTEES IN RESPECT OF THE FINANCIAL CIRCUMSTANCES OF THE
                                    CORPORATION


THE VENDOR ASSURES AND GUARANTEES THAT ON JULY 1, 1998

1) AT LEAST THOSE FIXED ASSETS INDICATED IN THE INVENTORY LIST EXISTED WHICH WAS SIGNED BY THE PARTIES AND HAD BEEN DELIVERED TO THE VENDEE PRIOR TO JULY 1, 1998;

2) THE OBJECTS LEASED/HIRED BY THE CORPORATION AND LISTED IN EXHIBIT 5A OF THE PRELIMINARY DEED WERE IN EXISTENCE;

3) NO RESTRICTIONS EXISTED TO THE FREEDOM TO DISPOSE WITH RESPECT TO THE OBJECTS OWNED BY THE CORPORATION, EXCEPT FOR ANY RESERVATION OF TITLE CUSTOMARY IN TRADE (INCLUDING EXTENDED RESERVATION OF TITLE) TO THE ASSETS BEING PART OF THE INVENTORIES AND TO THE BUSINESS ASSETS OF THE CORPORATION MENTIONED UNDER THE FOLLOWING PARAGRAPH 5:

4) EXHIBIT 5B OF THE PRELIMINARY DEED CONTAINED A CORRECT AND COMPLETE LIST OF ALL MANAGERS, PROKURISTEN (PERSONS HOLDING GENERAL COMMERCIAL POWER OF REPRESENTATION) AND OTHER COMPARABLE MEMBERS OF THE MANAGEMENT OF THE CORPORATION AS WELL AS ALL GENERAL POWERS OF ATTORNEY GRANTED BY THE CORPORATION AND ALL BANK ACCOUNTS AND AUTHORITIES TO SIGN;

5) THE CORPORATION HAD FULL, UNRESTRICTED AND UNENCUMBERED TITLED TO AND POSSESSION OF ALL MOVABLE AND IMMOVABLE ASSETS WHICH SERVED OR WERE INTENDED TO SERVE ITS BUSINESS OPERATIONS, EXCEPT FOR THOSE MOVABLE ASSETS WHICH WERE LEASED FROM PERSONS AND COMPANIES OTHER THAN THE VENDOR IN THE ORDINARY COURSE OF BUSINESS ON NORMAL MARKET TERMS OR WHICH WERE SUBJECT TO CUSTOMARY RESERVATIONS OF TITLE BY SUPPLIERS PENDING PAYMENT:

6) THE CORPORATION DID NOT HAVE ANY BRANCHES OR DIVISIONS OUTSIDE ITS PRINCIPAL PLACE OF BUSINESS IN AUGSBURG.


                                     SECTION 6
             ASSURANCES REGARDING CONTRACTUAL AND LEGAL RELATIONSHIPS

1) THE VENDOR ASSURES AND GUARANTEES THAT ON JULY 1, 1998 THE RIGHTS AND CONTRACTS OF THE CORPORATION STATED IN THE FOLLOWING EXISTED IN UNCHANGED FORM:

a) THE CONSULTANCY CONTRACTS LISTED IN EXHIBIT 6A OF THE PRELIMINARY DEED;

b) THE DISTRIBUTOR CONTRACTS LISTED IN EXHIBIT 6B OF THE PRELIMINARY DEED;

c) THE LICENSE AGREEMENTS LISTED IN EXHIBIT 6C OF THE PRELIMINARY DEED;

d) THE LEASE, RENT AND TENANCY AGREEMENTS LISTED IN EXHIBIT 6D OF THE PRELIMINARY DEED;

e) THE CONTRACTS WITH A DURATION OF MORE THAN 12 MONTHS FOLLOWING THE TRANSFER DATE LISTED IN EXHIBIT 6E OF THE PRELIMINARY DEED WITH THE EXCEPTION OF THE CONTRACTS MENTIONED IN EXHIBITS 6A TO 6D AND 6F TO 6H OF THE PRELIMINARY DEED;

f) THE INSURANCE CONTRACTS LISTED IN EXHIBIT 6F OF THE PRELIMINARY DEED;

g) THE CONTRACTS LISTED IN EXHIBIT 6G OF THE PRELIMINARY DEED - INCLUDING LOAN AGREEMENTS - WITH THE VENDOR, HIS FAMILY MEMBERS AND OTHER ENTERPRISES IN WHICH THE VENDOR HELD MORE THAN 5%;

h) THE AGREEMENTS LISTED IN EXHIBIT 6H OF THE PRELIMINARY DEED WITH THE PLANT COUNCIL AND CONTRACTS WITH TRADE UNIONS EXCEPT FOR SUPRA-PLANT REGIONAL AND SUPRA-REGIONAL COLLECTIVE AGREEMENTS OR MEMBERSHIPS IN EMPLOYERS' ASSOCIATIONS.

THE VENDEE HAD RECEIVED COMPLETE COPIES OF THE CONTRACTS LISTED IN EXHIBIT 6 OF THE PRELIMINARY DEED.

2) IN ADDITION, THE VENDOR ASSURES AND GUARANTEES THAT ON JULY 1, 1998

a) WITH THE EXCEPTION OF THE LEGAL DISPUTES LISTED IN EXHIBIT 6I OF THE PRELIMINARY DEED, THE CORPORATION WAS NOT A PARTY TO ANY LEGAL DISPUTE AND WILL ALSO NOT HAVE BEEN ACTIVELY INVOLVED IN ANY LEGAL DISPUTE UNTIL THE TRANSFER DATE WITHOUT THE PRIOR CONSENT OF THE VENDEE, EXCEPT FOR THE RECOVERY OF ACCOUNTS RECEIVABLE FROM DELIVERIES AND SERVICES OF ONGOING BUSINESS AND FURTHER THAT NO CIRCUMSTANCES WERE KNOWN WHICH COULD HAVE CAUSED THIRD PARTIES TO COMMENCE A LEGAL DISPUTE AND/OR GIVE NOTICE OF A THIRD PARTY COMPLAINT VIS-A-VIS THE CORPORATION;

b) THE CORPORATION WAS NOT IN DEFAULT OF ANY PAYABLE PAYMENT OBLIGATIONS;

c) THE CORPORATION HAD THE FULL RIGHT AND POWER TO CONDUCT ITS BUSINESS AS CONDUCTED AT THAT TIME AND TO POSSESS AND OPERATE ITS BUSINESS AND ASSETS.

3) ON JULY 1, 1998 EXHIBIT 6 OF THE PRELIMINARY DEED CONTAINED A COMPLETE AND CORRECT LIST OF ALL PATENTS, UTILITY PATENTS, REGISTERED DESIGNS, TRADE MARKS AND ALL APPLICATIONS RELATING THERETO AND ALL OTHER INDUSTRIAL AND INTELLECTUAL PROPERTY RIGHTS OF THE CORPORATION AS AT JULY 1, 1998. UNLESS EXPRESSLY STATED OTHERWISE IN EXHIBIT 6J OF THE PRELIMINARY DEED, THE SAID INDUSTRIAL AND INTELLECTUAL PROPERTY RIGHTS WERE FREE OF ANY RIGHTS OF THIRD PARTIES AND WERE NOT SUBJECT TO REVOCATION OR FULL OR PARTIAL CANCELLATION OR ANY MATERIAL

RIGHT OF EARLIER USERS; THE CORPORATION WAS NOT IMPAIRED IN ITS SOLE AND EXCLUSIVE UTILIZATION. TO THE BEST OF THE KNOWLEDGE OF THE VENDOR, NONE OF THE SAID INDUSTRIAL AND INTELLECTUAL PROPERTY RIGHTS WAS INFRINGED BY THIRD PARTIES. IN ADDITION TO THE INDUSTRIAL AND INTELLECTUAL PROPERTY RIGHTS LISTED IN EXHIBIT 6J OF THE PRELIMINARY DEED, THE CORPORATION HAD ALL RIGHTS WHICH WERE ADDITIONALLY REQUIRED FOR ITS BUSINESS ESTABLISHMENT AT THAT TIME.

ON JULY 1, 1998 THE CORPORATION POSSESSED ALL KNOW-HOW WITH RESPECT TO PRODUCTION, MANUFACTURING AND DISTRIBUTION FOR ALL ITS PRODUCTS EXISTING PREVIOUSLY AND ON JULY 1, 1998 AND FOR ALL PRODUCTS AND PRODUCT IMPROVEMENTS BEING PREPARED AT THAT TIME. ON JULY 1, 1998, IT POSSESSED ALL DOCUMENTS RELATING THERETO INSOFAR AS THE SAID KNOW-HOW WITH RESPECT TO PRODUCTION, MANUFACTURING AND DISTRIBUTION EXISTED IN WRITING. TO THE BEST OF THE VENDOR'S KNOWLEDGE, THE CORPORATION DID NOT INFRINGE ANY INDUSTRIAL OR INTELLECTUAL PROPERTY RIGHTS OR OTHER RIGHTS OF THIRD PARTIES ON JULY 1, 1998 THROUGH THE PRODUCTION AND DISTRIBUTION OF ITS PRODUCTS EXISTING AT THAT TIME OR THROUGH ANY OTHER MEASURE OF BUSINESS MANAGEMENT CONDUCTED UNTIL JULY 1, 1998. THE VENDOR AS AN INDIVIDUAL DID NOT HAVE ANY RIGHTS WITH RESPECT TO THE KNOW-HOW AND OTHER REQUIREMENTS FOR THE CARRYING OUT OF THE ACTIVITIES OF THE COMPANY AT THAT TIME. IN ADDITION, THE VENDOR WARRANTS THAT WITH THE EXCEPTION OF COMPULSORY PROVISIONS OF THE GERMAN ACT GOVERNING EMPLOYEE INVENTIONS ALL INDUSTRIAL AND INTELLECTUAL PROPERTY RIGHTS REMAINED WITH THE CORPORATION, INDEPENDENTLY OF THE RESIGNATION OF AN EMPLOYEE, AS AT JULY 1, 1998.

4) TO THE BEST OF THE VENDOR'S KNOWLEDGE, THE CORPORATION HAD ALL LEGAL AND ADMINISTRATIVE APPROVALS AND PERMISSIONS REQUIRED FOR THE MANAGEMENT OF THE BUSINESS ESTABLISHMENT AT THAT TIME, INCLUDING, WITHOUT RESTRICTION, SOFTWARE LICENSES, LICENSES AND PERMITS UNDER WATER LAW AND OTHER ENVIRONMENTAL PROTECTION LAWS ON JULY 1, 1998. TO THE BEST OF THE VENDOR'S KNOWLEDGE, IT DID NOT VIOLATE ANY RIGHTS OF THIRD PARTIES INCLUDING COMPETITION LAWS, TRADE AND INDUSTRY LAWS AND STATUTORY PROVISIONS UNDER ENVIRONMENTAL PROTECTION LAW IN ITS FIELD OF BUSINESS ON JULY 1, 1998. TO THE BEST OF THE VENDOR'S BELIEF, IT WAS NOT RESPONSIBLE FOR THE VIOLATION OF ANY PROVISIONS UNDER ENVIRONMENTAL PROTECTION LAW WHICH HAD OR COULD HAVE CAUSED PERSONAL INJURY, ILLNESS OR DAMAGE ON JULY 1, 1998. THE SAME SHALL APPLY WITH RESPECT TO THE REAL PROPERTY WHICH WAS FREE OF INHERITED BURDENS DUE TO THE OPERATION OF THE CORPORATION ON JULY 1, 1998, INCLUDING, WITHOUT RESTRICTION, THE FREEDOM FROM HAZARDOUS MATERIALS OR OTHER POLLUTANTS.

ON THE BASIS OF PRODUCTION TAKING PLACE AT THAT TIME, INCLUDING THE INCREASES IN PRODUCTION PLANNED BY THE CORPORATION AT THAT TIME UNTIL THE DATE OF EXECUTION OF THIS CONTRACT, FRESH WATER SUPPLY AND SEWAGE, WASTE AND EXHAUST AIR DISPOSAL WERE FULLY GUARANTEED TO THE BEST OF THE VENDOR'S KNOWLEDGE. TO THE BEST OF THE VENDOR'S KNOWLEDGE, NO LICENSES WERE REQUIRED FOR THE PRODUCTS PRODUCED AND/OR DISTRIBUTED BY THE CORPORATION AND NO LICENSES TO THAT EFFECT WERE APPLIED FOR.

TO THE BEST OF THE VENDOR'S KNOWLEDGE

a) ALL HOUSE PRODUCTS PRODUCED AND/OR DISTRIBUTED BY THE CORPORATION ON JULY 1, 1998 COMPLIED WITH THE GERMAN AND US-AMERICAN LEGAL AND OTHER APPLICABLE STANDARDS,

b) OR - IF AND INSOFAR AS THEY DID NOT COMPLY WITH SUCH STANDARDS -

aa) UNTIL THE SAID TIME SUCH A DEVIATION FROM SUCH STANDARDS, TO THE BEST OF THE VENDOR'S KNOWLEDGE, HAD NOT GIVEN RISE TO ANY CLAIMS BY CUSTOMERS WHICH HAD NOT BEEN SATISFIED BY THAT TIME OR

bb) THE DEVIATIONS FROM THE SAID STANDARDS WERE ACCEPTED OR, AS APPLICABLE, EXPRESSLY REQUESTED BY THE CUSTOMER ON JULY 1, 1998.

AS REGARDS THE "YEAR-2000" PROBLEM, THE VENDOR ASSURES AND GUARANTEES THAT HE CAUSED A PROPER REVIEW OF THIS PROBLEM AS AT JULY 1, 1998 AND HE WAS NOT AWARE OF ANY PROBLEMS ON JULY 1, 1998 AS A RESULT OF SUCH REVIEW EXCEPT FOR THOSE LISTED IN EXHIBIT 6K OF THE PRELIMINARY DEED.

ON JULY 1, 1998 THE VENDOR WAS SOLELY RESPONSIBLE FOR CLAIMS, ACTIONS, FEES, EXPENSES AND PENALTIES RELATING TO SUCH MEASURES OR ARISING IN CONNECTION THERETO, WHICH RESULTED OR AROSE FROM THE RUNNING OF THE CORPORATION PRIOR TO THE TRANSFER.

5) THE VENDOR WAS NOT ENTITLED TO ANY UNPAID CLAIMS OF ANY TYPE AGAINST THE CORPORATION ON JULY 1, 1998.

6) THE CORPORATION WAS NOT SUBJECT TO ANY UNDERSTANDING WITH RESPECT TO COMPETITION WITH THIRD PARTIES ON JULY 1, 1998.


                                     SECTION 7
                REPRESENTATIONS CONCERNING THE FINANCIAL STATEMENTS

1) THE VENDOR ASSURES THAT TO THE BEST OF HIS KNOWLEDGE HE HAD GIVEN ALL INFORMATION REQUESTED BY THE VENDEE AS AT JULY 1, 1998 IN A COMPLETE AND CORRECT MANNER AND THAT NO INFORMATION OTHER THAN THAT GIVEN APPEARED NECESSARY.

IN ADDITION, THE VENDOR ASSURES THAT, ON JULY 1, 1998, HE HAD NOT CONCEALED ANY KNOWN EXCEPTIONAL RISKS OR PROCESSES OUTSIDE THE USUAL SCOPE OF THE BUSINESS OPERATION WHICH WERE OF ESSENTIAL SIGNIFICANCE FOR THE DETERMINATION OF THE ASSETS AND PROFIT SITUATION OF THE CORPORATION AND OF ITS PROSPECTIVE FUTURE DEVELOPMENT. IN LIGHT OF THE FACT THAT THE VENDEE KNEW THE ECONOMIC AND LEGAL SITUATION BASED ON THE DUE DILIGENCE EXAMINATION EFFECTED BY IT, THE VENDOR IS NOT LIABLE FOR THE FUTURE DEVELOPMENT, PROFIT SITUATION AND PROFITABILITY OF THE COMPANY IN WHICH THE TRANSFERRED SHAREHOLDING EXISTS. THE VALUATION OF THE CORPORATION AND THE OTHER OR COMPANIES IS NOT BASED ON WARRANTIES OF THE VENDOR CONCERNING FUTURE PROFITS, BUT ON THE EXPECTATIONS OF THE VENDEE BASED ON THE PERFORMANCE OF THE CORPORATION IN THE PREVIOUS FISCAL YEARS (AVERAGE PROFITS AND SALES VOLUMES FOR THE CALENDAR YEARS 1994 TO 1997 AND THE FIRST HALF YEAR OF
1998).

2) IN ADDITION, THE VENDOR ASSURES ON JULY 1, 1998

a) THAT THE FINANCIAL STATEMENTS (BALANCE SHEETS INCLUDING PROFIT AND LOSS STATEMENTS) OF THE CORPORATION FOR THE YEARS 1994, 1995, 1996 AND 1997, WHICH WERE DELIVERED TO THE VENDEE WITH THE AUDIT REPORT OF THE CERTIFIED PUBLIC ACCOUNTANT WOLFGANG KO NIG, GARMISCH-PARTENKIRCHEN, OF JUNE 26, 1998, WERE PREPARED WITH THE DUE DILIGENCE OF A PRUDENT BUSINESSMAN ON THE BASIS OF PROPER ACCOUNTING AND IN ACCORDANCE WITH GERMAN

GENERALLY ACCEPTED ACCOUNTING, VALUATION AND DEPRECIATION PRINCIPLES (GRUNDSATZE ORDNUNGSGEMABER BUCHFUHRUNG UND BILANZIERUNG) AND IN COMPLIANCE WITH THE PRINCIPLE OF CONSISTENCY OF THE METHOD OF VALUATION AND VALUATION; DUE TO THE CHANGE IN THE VALUATION OF THE INVENTORY, THE NOTES TO THE FINANCIAL STATEMENTS FOR 1996 ARE REFERRED TO.

THE FINANCIAL STATEMENTS OF THE CORPORATION WERE COMPLETE AND CORRECT AND COMPLETELY AND CORRECTLY REFLECTED THE PROFIT SITUATION OF THE CORPORATION AND THE NET WORTH POSITION AS FOR EACH BALANCE SHEET STATED THERE AND WITH RESPECT TO THE RESULTS OF THE OR COMPANIES FOR THE ACCOUNTING PERIOD ENDED ON THE RESPECTIVE BALANCE SHEET DATE. ALL RISKS, IMPAIRMENTS OF VALUE AND LOSSES DETERMINABLE UPON PREPARATION OF THE RELEVANT FINANCIAL STATEMENTS WERE DULY TAKEN INTO ACCOUNT THROUGH ADEQUATE DEPRECIATIONS, CHANGES IN THE VALUATION OR FORMATION OF PROVISIONS; THE COMPANY DID NOT HAVE ANY PENSION OBLIGATIONS;

b) AND THAT

- ITEMS ON THE BALANCE SHEET WERE CONTINUOUS AS REGARDS THE BALANCE SHEET OF THE RESPECTIVE PREVIOUS YEAR IN THE APPLICATION OF EQUAL, LEGALLY ADMISSIBLE VALUATION PRINCIPLES AND THAT VALUATION RIGHTS WERE EXERCISED CONTINUOUSLY IN EQUAL FORM;

- KNOWN RISKS AND LIABILITIES OF THE CORPORATION HAVE BEEN SET FORTH;

- NO CHANGES IN THE VALUATION AND DEPRECIATION MODALITIES INCLUDING EXTRAORDINARY DEPRECIATION AND VALUATION ADJUSTMENTS HAVE BEEN MADE; DUE TO THE CHANGE IN THE VALUATION OF THE INVENTORY, THE NOTES TO THE FINANCIAL STATEMENTS FOR 1996 ARE REFERRED TO AGAIN.

3) INTERIM FINANCIAL STATEMENTS WERE TO BE PREPARED AS AT THE DAY BEFORE JULY 1, 1998. IN THIS RESPECT, THE VENDOR GIVES THE EQUITY CAPITAL GUARANTEE CONTAINED IN SECTION 7 (3) SUB-PARAGRAPH 2 OF THE PRELIMINARY DEED AGAIN. FOR FURTHER DETAILS, PLEASE SEE SECTION 7 (3) OF THE PRELIMINARY DEED.

4) FROM JANUARY 1, 1998 TO JUNE 30, 1998 THE CORPORATION WAS ONLY CONDUCTED WITHIN THE NORMAL AND ORDINARY COURSE OF BUSINESS. DURING THIS PERIOD, NO EXTRAORDINARY BUSINESS EVENT OR LEGAL ARRANGEMENT HAD OCCURRED OR BEEN ENTERED INTO, WITH THE EXCEPTION OF THE AGREEMENTS TO ANNUL AN OBLIGATORY RELATION WITH THE VENDOR AND MRS. HANNELORE OETTLE LISTED IN EXHIBIT 4 B, AND NO EVENT OCCURRED WHICH BY ITSELF OR TOGETHER WITH OTHER EVENTS MATERIALLY AFFECTED THE ASSETS OR THE PROFIT SITUATION OF THE CORPORATION IN AN ADVERSE MANNER. ALL SALARY AND WAGE INCREASES GRANTED SINCE JANUARY 1, 1998 WERE REQUIRED UNDER COLLECTIVE AGREEMENTS OR, IF NOT, WERE IN THE NORMAL SCOPE. THE VENDEE HAD KNOWLEDGE THAT IN JULY 1998, IN ACCORDANCE WITH PAST YEARS' PRACTICE, SALARIES AND WAGES OF EMPLOYEES SHALL BE INCREASED CORRESPONDING TO THEIR INDIVIDUAL PERFORMANCE. NO CLAIMS, ACTIONS OR LAWSUITS UNDER EMPLOYMENT LAW WERE ASSERTED OR FILED OR THREATENED TO BE ASSERTED OR FILED AGAINST THE CORPORATION AND, TO THE BEST OF THE VENDOR'S KNOWLEDGE, NO BASIS EXISTED FOR SUCH CLAIMS.

THE EMPLOYEES OF THE CORPORATION WERE NOT ENTITLED TO ANY PAYMENTS OR SPECIAL BENEFITS NOT EXPLICITLY SET OUT IN THEIR RESPECTIVE EMPLOYMENT CONTRACTS.

5) NO CIRCUMSTANCES WERE KNOWN TO THE VENDOR ON JULY 1, 1998 WHICH JEOPARDIZED THE REALIZATION OF THE BUDGET FOR 1998 PURSUANT TO EXHIBIT 7A OF THE PRELIMINARY DEED.

6) ALL TAX RETURNS WHICH THE CORPORATION HAD TO FILE FOR PAST ACCOUNTING PERIODS HAD BEEN FILED IN A TIMELY MANNER AND CORRECTLY BY JULY 1, 1998. IN PARTICULAR, THE CLASSIFICATION OF THE EQUITY CAPITAL APPLIED FOR CORPORATE INCOME TAX PURPOSES WAS CORRECTLY REFLECTED IN THE CORPORATE INCOME TAX RETURN OF THE CORPORATION FOR 1996 ON JULY 1, 1998 AND ALSO IN THE DRAFT CORPORATE INCOME TAX RETURN FOR 1997.

NEITHER THE VENDOR NOR ANY PERSONS CLOSE TO HIM HAD RECEIVED HIDDEN PROFIT DISTRIBUTIONS FROM THE CORPORATION IN THE PERIOD UNTIL JULY 1, 1998. THIS ALSO APPLIED AFTER JULY 1, 1998 WITH RESPECT TO THE AGREEMENTS MADE IN THE PRELIMINARY DEED.

THE EQUITY CAPITAL APPLIED FOR CORPORATE INCOME TAX PURPOSES OF THE CORPORATION AS AT DECEMBER 31, 1997 INCLUDED THE FOLLOWING ITEMS ON JULY 1, 1998 (PRIOR TO ALLOWING FOR THE DISTRIBUTIONS FOR 1996 AND 1997 WHICH HAVE BEEN CARRIED OUT IN
1998): EK 50 = DM 0; EK 45 = DM 5,442,768.00; EK 02 = DM 423; AND EK 04 = DM 0.

FOR THE PERIOD UNTIL JULY 1, 1998, THE CORPORATION WILL NOT HAVE INCURRED ANY TAX LIABILITIES WHICH HAVE NOT BEEN ALLOWED FOR IN THE INTERIM FINANCIAL STATEMENTS AS OF JULY 1, 1998.

7) TO THE BEST OF THE VENDOR'S KNOWLEDGE, NO PARTICULAR CIRCUMSTANCES EXISTED ON JULY 1, 1998 WHICH WERE ABLE TO MATERIALLY AFFECT THE BUSINESS OF THE CORPORATION. ON JULY 1, 1998, THE VENDOR WAS NOT AWARE OF ANY FACTS AND CIRCUMSTANCES WHICH COULD HAVE RESULTED IN ANY RESTRICTION, IMPEDIMENT OR CESSATION OF MANUFACTURING AND/OR DISTRIBUTION OF MATERIAL PRODUCTS WHICH WERE PRODUCED AND/OR MARKETED BY THE CORPORATION AT THAT TIME.


                                     SECTION 8
                     LEGAL CONSEQUENCES/STATUTE OF LIMITATIONS

1) IF THE OBLIGATIONS, WARRANTIES AND ASSURANCES OF THE VENDOR IN THIS SECTION II OF THE CONTRACT ARE NOT FULLY FULFILLED OR ARE IN ANY OTHER MANNER NOT FULFILLED IN ACCORDANCE WITH THE CONTRACT, THE VENDEE SHALL BE ENTITLED TO REQUEST THE VENDOR TO RESTORE THE CONTRACTUAL STATUS, DETERMINING - VIA REGISTERED MAIL - AN ADEQUATE PERIOD OF TIME OF A MINIMUM OF 2 WEEKS FOR THIS PURPOSE. THE VENDEE MAY NOT EXERCISE SUCH RIGHT IF AND TO THE EXTENT THAT IT HAS GAINED KNOWLEDGE OF SUCH DEVIATION FROM THE CONTRACTUAL STATUS UPON THE DUE DILIGENCE EXAMINATION PERFORMED BY IT. THIS EXCLUSION SHALL NOT APPLY TO THE WARRANTY CONTAINED IN SECTION 7 (6) OF THIS CONTRACT. AS REGARDS THE ASSURANCE MADE IN SECTION 6 (3) SUB-PARAGRAPH 7 OF THE DEED, SUCH EXCLUSION SHALL NOT APPLY TO ANY CLAIMS OF THE COMPANY NORTEL NORTHERN TELECOM LIMITED.

THE REQUEST WITH DETERMINATION OF AN ADDITIONAL PERIOD OF TIME PURSUANT TO SENTENCE 1 ABOVE IS NOT NECESSARY IF RESTORATION OF THE CONTRACTUAL STATUS IS NOT POSSIBLE FOR THE VENDOR OR REFUSED BY HIM OR IF THE REQUIREMENTS PURSUANT TO PARAGRAPH 2 BELOW HAVE BEEN COMPLIED WITH. IF THE DETERMINATION OF THE ADDITIONAL PERIOD IS NOT NECESSARY OR IF THE CONTRACTUAL STATUS IS NOT RESTORED WITHIN THE ADDITIONAL PERIOD, THE VENDOR WILL PLACE THE VENDEE OR, IF REQUESTED BY THE VENDEE, THE CORPORATION IN AN ECONOMIC POSITION,

WHICH THE VENDEE OR, AS APPLICABLE, CORPORATION WOULD HAVE IF SUCH OBLIGATIONS, WARRANTIES AND ASSURANCES HAD BEEN CORRECT. CLAIMS FOR PAYMENTS IN ACCORDANCE WITH THE FOREGOING PARAGRAPH SHALL ONLY ARISE IF, IN ANY INDIVIDUAL CASE, THEY EXCEED DM 100,000.00 OR IF THEIR TOTAL AMOUNT FOR THE OR COMPANIES EXCEEDS DM 500,000.00. THE REGULATION CONTAINED IN THE FOREGOING SENTENCE SHALL NOT APPLY TO TAX LIABILITIES AND RISKS FOR WHICH NO PROVISIONS ARE TO BE FORMED PURSUANT TO SECTION 7 (3) LIT. D). TAX LIABILITIES AND RISKS, HOWEVER, SHALL NOT BE COMPENSATED FOR BY THE VENDOR AT ALL OR SHALL NOT BE COMPENSATED BY THE VENDOR INSOFAR AS THEY ARE BALANCED BY TAX ADVANTAGES OF THE CORPORATION, FOR EXAMPLE, BY VIRTUE OF TAX SAVINGS DUE TO INCREASED DEPRECIATION, IN THE ENSUING YEARS.

2) THE VENDEE SHALL BE ENTITLED TO WITHDRAW FROM THIS CONTRACT OR - APPLYING THE PRINCIPLES OF SECTION 463 BGB (GERMAN CIVIL CODE) - TO CONDUCT A CALCULATION OF DAMAGE UNDER REVERSED TRANSACTION IF THE WARRANTIES IN SECTION II SECTION 4 ARE VIOLATED TO A SUBSTANTIAL EXTENT OR IF ADJUSTMENT PURSUANT TO PARAGRAPH 1 EXCEEDS THE AMOUNT OF DM 5.0 MILLION WITH RESPECT TO THE TOTAL FOR ALL OR COMPANIES. APART FROM THIS EVENT, THE RIGHT TO WITHDRAW FROM THE CONTRACT OR - APPLYING THE PRINCIPLES OF SECTION 463 BGB - TO PERFORM A CALCULATION OF DAMAGE UNDER REVERSED TRANSACTION SHALL BE EXPRESSLY EXCLUDED. IN ADDITION, WITHDRAWAL FROM THE CONTRACT OR - APPLYING THE PRINCIPLES OF SECTION 463 BGB - CALCULATION OF DAMAGE UNDER REVERSED TRANSACTION SHALL ALWAYS BE EXCLUDED IN THE EVENT OF VIOLATION OF THE ASSURANCES AND GUARANTEES IN SECTIONS 5 AND 6 OF THE DOCUMENT. IN THE EVENT OF WITHDRAWAL, THE RIGHT OF THE VENDEE TO RECEIVE DAMAGES, INCLUDING CONSEQUENTIAL DAMAGE, SHALL REMAIN UNAFFECTED.

3) THE VENDEE SHALL ONLY BE ENTITLED TO PUT FORWARD ANY CLAIMS PURSUANT TO PARAGRAPH 1 AND 2 IF AND INSOFAR AS NO CORRESPONDING ADVANTAGES IN CONNECTION WITH THE SALE OF THE SHARES IN ORTEC GMBH OR OR INC. EXIST. THE AFORESAID REGULATION SHALL ONLY COVER THE SHIFT IN REVENUE OR EXPENDITURE BETWEEN THE OR COMPANIES.

4) ALL CLAIMS PURSUANT TO THIS PART II SHALL BE EXCLUDED IF THEY ARE NOT ASSERTED AND SUBSTANTIATED IN WRITING TO THE OTHER PARTY ON OR BEFORE DECEMBER 31, 1999. THE PRECLUSIVE PERIOD OF TIME IN ACCORDANCE WITH THE FOREGOING SENTENCE SHALL, WITH REGARD TO CLAIMS CONNECTED TO TAXES AND SOCIAL SECURITY CONTRIBUTIONS, NOT END BEFORE THE END OF ONE MONTH SUBSEQUENT TO THE ADMINISTRATIVE FINALITY OF THE OFFICIAL REPLIES BY VIRTUE OF A TAX FIELD AUDIT OR, AS APPLICABLE, AN AUDIT OF SOCIAL SECURITY CONTRIBUTIONS. THE PERIOD OF LIMITATION FOR ASSERTED CLAIMS SHALL BE THREE MONTHS AFTER THE END OF THE AFORESAID PERIOD OF APPLICATION; SHOULD ANY TAX AUDIT NOT LEAD TO AN IMMEDIATE TAX LIABILITY BUT IMPAIR THE TAX SITUATION OF THE CORPORATION IN ANY OTHER RESPECT, THE VENDEE MAY BRING AN ACTION FOR DECLARATION BEFORE THE END OF THE PERIOD OF LIMITATION IN ORDER TO PRESERVE HIS RIGHTS. SECTIONS 477 TO 479 BGB (GERMAN CIVIL CODE) AND 377, 378 HGB (GERMAN COMMERCIAL CODE) SHALL BE EXCLUDED.

5) THE VENDOR AND VENDEE SHALL BE OBLIGATED TO INFORM AND ASSIST EACH OTHER IF THIRD PARTIES ASSERT ANY CLAIMS VIS-A-VIS THE CORPORATION AND IF SUCH CLAIMS IN TURN MAY GIVE RISE TO CLAIMS PURSUANT TO THIS SECTION II.

                                    SECTION III
                                  OTHER PROVISIONS

                                     SECTION 9
                       TRANSFER OF THE BUSINESS TO THE VENDEE

1) WITHOUT PREJUDICE TO THE EXISTING OBLIGATION PURSUANT TO SECTION 9 (3) OF THE PRELIMINARY DEED, THE VENDOR AND VENDEE ARE REQUIRED TO MUTUALLY PROVIDE ALL INFORMATION AND TO COOPERATE IN ALL TRANSACTIONS AND LEGAL ACTIONS WHICH ARE REQUIRED TO IMPLEMENT THIS DOCUMENT. IN PARTICULAR, THE VENDOR UNDERTAKES TO DELIVER TO THE VENDEE ALL BUSINESS PAPERS AND DOCUMENTS OWNED BY THE CORPORATION AND TO INFORM THE VENDEE UNRESTRICTEDLY WITH RESPECT TO THE AFFAIRS OF THE CORPORATION AS REGARDS THE PERIOD OF TIME PRIOR TO THE TRANSFER DATE UPON REQUEST IF REQUIRED IN THE INTEREST OF THE CORPORATION AND THE VENDEE.

2) THE VENDEE EXPRESSLY AGREES TO THE FACT THAT THE CORPORATION PAYS TO MRS. HANNELORE OETTLE A NON-RECURRENT COMPENSATION IN THE AMOUNT OF DM 75,000.00 AS AT MARCH 31, 1999 WITH RESPECT TO THE NON-COMPETITION CLAUSE CONTAINED IN HER EMPLOYMENT CONTRACT ATTACHED AS EXHIBIT 9 C OF THE PRELIMINARY DEED.

3) IN ADDITION, THE VENDEE EXPRESSLY AGREES TO THE FACT THAT THE CORPORATION EFFECTS SPECIAL PAYMENTS TO THE EMPLOYEES OF THE OR COMPANIES IN THE AMOUNT OF A TOTAL OF DM 100,000.00 AS AT MARCH 31, 1999.



                                     SECTION 10
                               NON-COMPETITION CLAUSE

UNTIL DECEMBER 31, 2001 THE VENDOR SHALL BE OBLIGATED NOT TO COMPETE WITH THE OR COMPANIES OR THE VENDEE IN SUCH FIELDS OF BUSINESS WHICH ARE COVERED BY THE BUSINESS OBJECT OF THE OR COMPANIES AS DEFINED IN SECTION 2 OF THE BY-LAWS IN THE VERSION STATED IN SECTION 4, PARAGRAPH 2. THE VENDOR GUARANTEES THAT HE WILL ALSO COMPLY WITH THIS NON-COMPETITION CLAUSE IN THE COMPANIES AFFILIATED WITH HIM. THIS NON-COMPETITION CLAUSE SHALL BE REDUCED TO A PERIOD OF 6 MONTHS AS OF THE DATE OF TERMINATION OF THE VENDOR'S AGREEMENT ON SERVICE AS A MANAGER IF SUCH EMPLOYMENT RELATIONSHIP IS TERMINATED BY THE CORPORATION PRIOR TO ITS CONTRACTUAL TERMINATION AND THIS TERMINATION OF THE CONTRACT IS HELD UNLAWFUL BY A COURT.

                                     SECTION 11
                                  FINAL PROVISIONS

1) UNLESS OTHERWISE REQUIRED BY LAW, THE PARTIES UNDERTAKE TO KEEP THE CONTENTS OF THIS CONTRACT IN CONFIDENCE.

2) ALL EXPRESSIONS OF WILL AND OTHER NOTIFICATIONS IN CONNECTION WITH THIS AGREEMENT SHALL BE MADE IN WRITING AND SHALL BE SENT BY REGISTERED MAIL OR FACSIMILE TO THE FOLLOWING PERSONS AND ADDRESSES OR SUCH OTHER ADDRESSES AS THE PARTIES HEREAFTER COMMUNICATE TO EACH OTHER:

a) ON THE PART OF THE VENDOR:

LAW OFFICES OF MESSRS. SEITZ, WECKBACH, FENT, SCHIESSGRABENSTR. 14, 86150 AUGSBURG,

b) ON THE PART OF THE VENDEE:

KPMG DEUTSCHE TREUHANDGESELLSCHAFT, KURFURSTENDAMM 207 - 208, 10719 BERLIN - ATTN. LAWYER RICHARD STAUDACHER

3) ANY AMENDMENTS AND SUPPLEMENTS TO THIS CONTRACT SHALL BE MADE IN WRITING UNLESS NOTARIAL DEED IS REQUIRED IN A COMPULSORY MANNER.

4) THE COSTS OF THIS DEED AND ITS EXECUTION SHALL BE BORNE BY THE VENDEE. THE RESPECTIVE COSTS OF THEIR CONSULTANTS SHALL BE BORNE BY THE VENDOR AND VENDEE THEMSELVES.

5) THIS CONTRACT SHALL BE GOVERNED BY THE LAWS OF THE FEDERAL REPUBLIC OF GERMANY. THE EXCLUSIVE JURISDICTION OF THE COURTS IN AUGSBURG IS HEREBY AGREED UPON.

6) NOTIFICATION OF THE ASSIGNMENT OF THE SHARE TRANSFERRED BY THIS DOCUMENT SHALL BE PERFORMED BY THE CORPORATION ITSELF.

7) THE SALE OF THE SHARES IN THE CORPORATION TRANSFERRED BY THIS DEED AND THE OFFER FOR SALE (INSTRUMENT OF THE NOTARY PUBLIC DR. KOCH OF JULY 1, 1998; DEED REGISTER NO. K1456/1998) CONSTITUTE A LEGAL ENTITY WITHIN THE MEANING OF SECTION 139 BGB (GERMAN CIVIL CODE). SHOULD ANY OF THE PROVISIONS OF THIS CONTRACT BE OR BECOME INEFFECTIVE OR UNENFORCEABLE, THE EFFECTIVENESS AND ENFORCEABILITY OF THE OTHER PROVISIONS OF THIS CONTRACT SHALL NOT BE AFFECTED THEREBY. IN THIS EVENT, THE PARTIES SHALL REPLACE SUCH AN INEFFECTIVE OR UNENFORCEABLE PROVISION BY SUCH A PROVISION WHICH COMES CLOSEST TO THE ECONOMIC INTENTION OF THE AGREEMENT.



                                         B.
                                    OPTION RIGHT

1) The Vendee shall be entitled to accept the offer within the option period by notarial declaration of acceptance, preferably for the attention of the notary public acting in an official capacity or his deputy or any other notary public of Augsburg, in the latter case following prior written notice of the Vendor by the notary public who records the declaration in a notarial deed. The notary public in accordance with the aforesaid sentence 1 shall be authorized to accept the declaration of acceptance of the Vendee. He shall be instructed not to record the declaration of acceptance in a notarial deed until he has received a bank-confirmed check of a major German bank to the amount of DM 15,222,725.00.

2) The notary public is instructed to immediately deliver the aforesaid check to the Vendor.

3) The purchase price, at the option of the Vendor, shall either be transferred to the Vendor's account with Bayerische Vereinsbank, account No. 785 96 00, bank code 720 200 70 to the amount of the remaining purchase price of DM 1,000,000.00 on or before March 15, 1999 or, if the Vendor declares this in writing vis-a-vis the Vendee on or before March 1, 1999, paid by shares of SBS Technologies Inc., 2400 Louisiana Blvd., 5-800, Albuquerque, NM 87110, with the number of shares being determined by the closing price in effect on February 26, 1999. If transfer by shares is chosen, the procedure described in SECTION 3 (3) of the Preliminary Deed shall apply MUTATIS MUTANDIS with respect to the implementation.

4) If the right to accept this offer in accordance with the above paragraph ("option") is not exercised by the Vendee on or before February 28, 1999, it shall expire.



                                         C.
                                REPURCHASING OPTION


Should the Vendee fail to exercise the right to accept the offer pursuant to the aforesaid SECTIONs A and B within the option period, the Vendee - subject to a condition precedent due to the failure to exercise the option granted to the Vendee under the above SECTION B within the option period - now offers the division of the share in the nominal amount of DM 50,100.00 transferred to it by the Preliminary Deed into two partial shares in the nominal amount of DM 49,400.00 and DM 700.00 and the assignment of the partial share last mentioned for DM 700.00 in a concurrent manner against assignment of a partial share in the Corporation to the amount of DM 500 which is to be created by division; if the repurchasing option is exercised, the Vendor shall pay an additional price of DM 65,000.00 to the Vendee. The Vendor shall be entitled to accept this offer within a period of two months following expiration of the option period.

The Vendee irrevocably authorizes the Vendor to make and accept all declarations which become necessary for handling the exchange of shares required for this purpose. Such authorization shall only become effective in the event of legally permissible exercise of the repurchasing option. The costs which are related thereto shall be borne by the Vendor.

                                         D.
                                  FINAL PROVISIONS


1) Unless otherwise required by law, the parties undertake to keep the content of this Contract in confidence.

2) All expressions of will and other notifications in connection with this Agreement shall be made in writing and shall be sent by registered mail or facsimile to the following persons or addresses or, as applicable, such other addresses which the parties communicate to each other in the following:

a) on the part of the Vendor: Law offices of Messrs. Seitz, Weckbach, Fent, Schiessgrabenstr. 14, 86150 Augsburg,

b) on the part of the Vendee:

KPMG Deutsche Treuhandgesellschaft, Kurfurstendamm 207 - 208, 10719 Berlin - Attn. Lawyer Richard Staudacher

3) Any amendments and supplements to this Contract shall be made in writing unless notarial recording is required in a compulsory manner.

4) The costs of this deed and its execution shall be borne by the Vendee. The respective costs of their consultants shall be borne by the Vendor and Vendee themselves.

5) This Contract shall be governed by the laws of the Federal Republic of Germany. The exclusive jurisdiction of the courts in Augsburg is hereby agreed.

6) Each party to the Contract shall receive one copy of this deed. Other certified copies of this deed shall be submitted to

- the Corporation

- the local tax office of Augsburg - municipal tax agency for bodies corporate for tax No. 386/11073,

- the lawyer Mr. Stefan Kiesewalter, KPMG Deutsche Treuhandgesellschaft, Kurfurstendamm 207-208, 10719 Berlin

- the lawyers Seitz, Weckbach, Fent, for the attention of the lawyer Dr. Theodor Seitz, Schiessgrabenstr. 14, 86150 Augsburg

7) The offer of the shares in the Corporation offered by this Contract and the offer of the shares in Ortec GmbH offered by the instrument of the notary public Dr. Koch of July 1, 1998 (deed register No. 1456/1998) constitute a legal entity within the meaning of Section 139 BGB (German Civil Code). Should any of the provisions of this Contract be or become ineffective or unenforceable, the effectiveness and enforceability of the other provisions of this Contract shall not be affected thereby. In this event, the parties shall replace such an ineffective or unenforceable provision by such a provision which comes closest to the economic intention of this Agreement.

The above record was read out by the notary public, approved by the persons appearing and signed in their own hands.

((4 illegible signatures))

((STAMP:))
Dr. Peer Koch, Notary Public in Augsburg


-------------------------------------------
Authentication

I have examined the German original/photocopy/facsimile and this is a true translation of same into English.

Barbara Wohanka, registered translator for the English language at the District Court of Landshut, Germany, July 15, 1998

CERTIFIED TRANSLATION FROM THE GERMAN LANGUAGE

                                   certified copy

or Inc. Contract


DEED REGISTER NO. K1457/1998

                   SHARE PURCHASE AND TRANSFER CONTRACT (OR INC.)

Today, this July 1, 1998

Appeared before me, Dr. Peer Koch, notary public in Augsburg, having gone to the Law offices of Messrs. Seitz, Weckbach, Fent, at Schiessgrabenstrasse 14, 86150 Augsburg for the purpose of the execution of a notarial deed:

1. Mr. Frank Oettle, born on February 8, 1962, residing at Ortsstrasse 23, 86420 Diedorf

Mr. Oettle declares that he is acting both in his own name and in his function as managing director of or Industrial Computers GmbH and as President of or Computers Inc., USA.

2. Mr. Hans Naumann, born March 20, 1940, graduated engineer, residing at Castellring 35, 61130 Nidderau

Mr. Naumann declares that he is not acting in his own name but as representative of SBS Embedded Computers Inc., 6301 Chapel Hill Road, Raleigh, NC 27606, and under legalized power of attorney dated June 25, 1998 of the Chairman Christopher Amenson, which is attached in the original. With respect thereto, I declare, by virtue of submission of a confirmation of the secretary of SBS Embedded Computers Inc., Mr. James E. Dixon, of June 25, 1998 that Mr. Cristopher Amenson is the Chairman having sole power of representation of this company established in the State of New Mexico, USA.

The persons appearing before me have identified themselves by presentation of their official identity cards. They request notarization for the following share purchase and transfer contract:


PREAMBLE:

1) The company or Industrial Computers GmbH with its head office in Augsburg (hereinafter "or GmbH") is registered in the commercial register of the local court of Augsburg under HRB 9107. The corporate object of Industrial Computers GmbH is the development, production and distribution of electronic equipment (hardware and software).

Until June 30, 1998, or GmbH, as subscriber to the memorandum of association, held the sole share in the share capital of or Computers Inc., the principal place of business of which is located in 11150 Main Street, Fairfax, VA 22030, USA (hereinafter "Corporation"). The Corporation shall be entitled to issue 3000 shares without determination of any nominal value. So far, 100 shares have been issued against an original capital contribution of US$ 10,000.00.

The Corporation has been registered in the State of Delaware, USA. It is allowed to conduct its business in the State of Virginia, USA. It is entitled to conduct all permitted business for which a company may be established under the company law of the State of Delaware.

or GmbH has sold and transferred the said interest by the share purchase and transfer contract of June 30, 1998, deed register No. K1450/1998 of the notary public Dr. Koch to Mr. Frank Oettle.

2) Mr. Frank Oettle wishes to sell and transfer his share in the Corporation mentioned in paragraph 1 to the company SBS Embedded Computers Inc. SBS Embedded Computers Inc. wishes to purchase and take over the aforesaid share in connection with the purchase of the shares in or GmbH and Ortec Electronic Assembly GmbH, entered in the commercial register of the local court of Memmingen under HRB 5720, the principal place of business of which is located in Mindelheim (hereinafter "Ortec GmbH") by ADMINI VIER (IV) Vermogensverwaltungs-GmbH (in the future "SBS Technologies Holding GmbH").

3) Mr. Frank Oettle shall hereinafter also be referred to as "Vendor". The company SBS Embedded Computers Inc. shall hereinafter be referred to as "Vendee".

The Corporation, or GmbH and Ortec GmbH shall hereinafter be referred to collectively as "or Companies".

Having stated the above, the following is agreed upon:



                                     SECTION I
                  SALE, ASSIGNMENT, TRANSFER DATE, PURCHASE PRICE

                                     SECTION 1
             OBJECT OF THE PURCHASE, ASSIGNMENT, OPTION ON ACQUISITION

1) The Vendor hereby sells and assigns the shares in the Corporation in the nominal amount of $ 10,000.00, which are stated in the preamble, sub-paragraph
(1), by endorsement with all rights to participate in the profits and other affiliated rights to the Vendee, subject to the following Section 2.

The Vendee hereby accepts this assignment of the said shares.

2) In his capacity as President of the Corporation, the Vendor hereby agrees to the transfer of the shares.



                                     SECTION 2
                                   TRANSFER DATE

1) The Transfer Date within the meaning of this Contract shall be July 1, 1998.

2) As of the Transfer Date, the Vendee shall be entitled to receive the dividends distributed with regard to the sold shares.

                                     SECTION 3
                                   PURCHASE PRICE

1) The purchase price for the shares in the nominal amount of US $ 10,000.00 (10,000.00 US dollars) transferred in accordance with the above Section 1 is composed of a basic purchase price and an increase amount. The basic purchase price amounts to DM 18,000.00.

2) In addition to the aforesaid purchase price, the Vendor is entitled to receive 49.9% of the difference between 28% of the North American sales volume of or GmbH in the period from July 1, 1998 to February 28, 1999 and US$ 309,328.00 (= the eightfold amount of the estimated monthly average costs of the Corporation of US $ 38,666.00) (hereinafter "increase amount"). The sales volume shall be the sales volume invoiced by or GmbH to the Corporation in the period from July 1, 1998 to February 28, 1999. A conversion rate of DM 1.80 = 1.00 US$ is taken as a basis for the aforesaid average costs of the Corporation.

3) The basic purchase price to the amount of DM 16,200.00 shall be paid by bank-confirmed check of Dresdner Bank of Augsburg. The check shall be delivered to the Vendor on a reciprocal basis against signature of this deed.

4) The purchase price, in the remaining amount of DM 1,800.00, is to be transferred on June 30, 1998 into the notarial trust account of the notary public who has performed notarial recording with Bayerische Vereinsbank, account No. 226 17 15, bank code 720 200 70. The remaining amount shall be invested in a fixed manner by the notary public until November 30, 1998. The Vendor shall be entitled to receive interest arising therefrom. The cost of the deposit shall be borne by the Vendee. The deposited amount including interest shall be released on December 1, 1998 and paid out into the account of the Vendor with Bayerische Vereinsbank AG Augsburg, account No. 785 96 00, bank code 720 200 70, unless the Vendee informs the Vendor - with a copy of such notice being submitted to the notary public - that a right of retention pursuant to this Contract is asserted. In that event, the amount may only be released by way of mutual agreement or a binding decision by a court.

5) The full increase amount is due for payment into the Vendor's account with Bayerische Vereinsbank, account No. 785 96 00, bank code 720 200 70 on March 31, 1999.



                                     SECTION II
                                     WARRANTIES

The Vendor declares that he has provided the Vendee with correct and complete information regarding all items requested by the Vendee or otherwise material for the evaluation of the or Companies. For the execution and performance of this Agreement, the Vendee also relies on such information.

The Vendor therefore expressly represents and warrants the foregoing and the following in terms of a legally binding guarantee as of the date of this Agreement, without any regard to the question of fault:

                                     SECTION 4
  ASSURANCES AND GUARANTEES CONCERNING THE SHAREHOLDER RELATIONSHIP AND VENDOR'S
                                 FREEDOM TO DISPOSE

The Vendor assures and guarantees that upon conclusion of this Contract:

1) the share capital of the Corporation has been fully paid up in cash, has neither partly nor fully been repaid to the shareholders, is non-assessable and free of secondary or other obligations or restrictions, and that the shares sold herein are unencumbered and the Corporation is neither subject to excessive debt nor insolvent;

2) the by-laws as amended on January 2, 1996 shall be effective;

3) the Corporation does not maintain any relations under company law of any type with third parties, it does not hold a participation or sub-participation in any other company, it has not concluded any inter-company agreements within the meaning of Sections 291, 292 AktG (German Stock Corporation Law) with other companies or any agreements on cooperation or transfer of profits/losses and it has not executed any letters of intent in favor of other companies, with the exception of the holding of listed securities and memberships in professional associations and societies;

4) the shareholding in the Corporation stated in the preamble exists and the Vendor is entitled to hold it; the Vendor is not subject to any restrictions of disposal with respect to such interest, in particular, on the basis of rights of any third parties;

5) the shares have neither been distrained nor pledged nor assigned to any third party by way of security or for other reasons and, in addition, no option or other rights entitle a third party to acquire the shares;

6) the shareholding is not subject to any trust relationship with a third party;

7) the shares and/or rights to such shares are neither the object of usufruct of a third party nor of a sub-participation or similar relationship under company law;

8) for the alienation of the shareholding, neither the participation of a testamentary executor nor the agreement of subsequent heirs or other third parties shall be necessary;

9) no judicial composition or bankruptcy proceedings concerning the property of the Vendor have been applied for or commenced or, in addition, no circumstances exist which could justify any rescission of alienation in accordance with the provisions contained in the bankruptcy act or composition code or the rescission act;

10) no other agreements or resolutions of any type exist which may affect the corporate relationship, including, but not limited to, agreements or resolutions regarding increases in the share capital, the resignation or entry of any shareholders, sub-participation, trusteeships, participation with regard to income, sales volume or assets of the Corporation and/or the exercise of voting rights;

11) persons and companies other than the Vendor do not hold any direct or indirect share of any type in the Corporation and no claims for the granting of such share exist;

12) the assignment of the shares by the Vendor to the Vendee shall not be subject to the consent of any third party.

13) the Vendor or, as applicable, his legal predecessor has not adopted any shareholder's resolutions since January 1, 1998.

14) the shares in the Corporation do not represent the entire or a substantial portion of the Vendor's property so that no liability exists pursuant to Section 419 BGB (German Civil Code).

15) the Vendor does not hold any participation in any enterprise other than the or Companies which is engaged in the area of activity of the or Companies or a related area or maintains business relations with the or Companies.



                                     SECTION 5
     ASSURANCES AND GUARANTEES IN RESPECT OF THE FINANCIAL CIRCUMSTANCES OF THE
                                    CORPORATION

The Vendor assures and guarantees that on the Transfer Date

1) at least those fixed assets indicated in the inventory list exist which has been signed by the parties and delivered to the Vendee;

2) the objects leased/hired by the Corporation and listed in exhibit 5A are in existence;

3) no restrictions exist to the freedom to dispose with respect to the objects owned by the Corporation, except for any reservation of title customary in trade (including extended reservation of title) to the assets being part of the inventories and to the business assets of the Corporation mentioned under the following paragraph 5.

4) exhibit 5B contains a correct and complete list of all managers, PROKURISTEN (persons holding general commercial power of representation) and other comparable members of the management of the Corporation as well as all general powers of attorney granted by the Corporation and all bank accounts and authorities to sign.

5) the Corporation has full, unrestricted and unencumbered title to and possession of all movable and immovable assets which serve or are intended to serve its business operations, except for those movable assets which are leased from persons and companies other than the Vendor in the ordinary course of business on normal market terms or which are subject to customary reservations of title by suppliers pending payment.

6) the Corporation does not have any branches or divisions outside its principal place of business in Fairfax, Virginia, USA.

7) he shall endeavor to obtain the consent of 50 - Jermantown Limited Partnership to this Contract in its capacity as lessor pursuant to article 11
(1) sub-paragraph 2 of the lease agreement concluded with the Corporation on March 15, 1996.



                                     SECTION 6
             ASSURANCES REGARDING CONTRACTUAL AND LEGAL RELATIONSHIPS

1) The Vendor assures and guarantees that the rights and contracts of the Corporation stated in the following shall exist in unchanged form upon conclusion of this Agreement:

a) the consultancy contracts listed in exhibit 6A;

b) the distributor contracts listed in exhibit 6B;

c) the license agreements listed in exhibit 6C;

d) the lease, rent and tenancy agreements listed in exhibit 6D;

e) the contracts with a duration of more than 12 months following the Transfer Date listed in exhibit 6E, with the exception of the contracts mentioned in exhibits 6A to 6D and 6F to 6H;

f) the insurance contracts listed in exhibit 6F;

g) the contract listed in exhibit 6G - including loan agreements - with the Vendor, his family members and other enterprises in which the Vendor holds more than 5%;

h) the agreements listed in exhibit 6H with the plant council and contracts with trade unions except for supra-plant regional and supra-regional collective agreements or memberships in employers' associations.

The Vendee has received complete copies of the contracts listed in exhibit 6.

2) In addition, the Vendor assures and guarantees that

a) with the exception of the legal disputes listed in exhibit 6I to this Contract, the Corporation is not a party to any legal dispute and will also not be actively involved in any legal dispute until the Transfer Date without the prior consent of the Vendee, except for the recovery of accounts receivable from deliveries and services of ongoing business and further that no circumstances are known which could cause third parties to commence a legal dispute and/or give notice of a third party complaint vis-a-vis the Corporation;

b) the Corporation is not in default of payable payment obligations on the Transfer Date;

c) the Corporation has the full right and power to conduct its business as presently conducted and to possess and operate its business and assets.

3) Exhibit 6J contains a complete and correct list of all patents, utility patents, registered designs, trade marks and all applications relating thereto and all other industrial and intellectual property rights of the Corporation. Unless expressly stated otherwise in exhibit 6J, the said industrial and intellectual property rights are free of any rights of third parties and are not subject to revocation or full or partial cancellation or any material right of earlier users; the Corporation is not impaired in its sole and exclusive utilization. To the best of the knowledge of the Vendor, none of the said industrial or intellectual property rights is infringed by third parties. In addition to the industrial and intellectual property rights listed in exhibit 6J, the Corporation has all rights which are additionally required for its present business establishment.

To the best of the Vendor's knowledge, the Corporation does not violate any industrial or intellectual property rights or other rights of third parties through the distribution of the products presently distributed by it or through any other measure of business management performed until the Transfer Date. The Vendor as an individual does not have any rights with respect to the know-how and other requirements for the carrying out of the present activities of the Company.

4) To the best of the Vendor's knowledge, the Corporation has all legal and administrative approvals and permissions required for the management of its present business establishment, including, without restriction, software licenses, licenses and permits under water law and other environmental protection laws. To the best of the Vendor's knowledge, it does not violate any rights of third parties including competition laws, trade and industry laws and statutory provisions under environmental protection law in its field of business. To the best of the Vendor's knowledge, it is not responsible for the violation of any provisions under environmental protection law which had or could have caused personal injury, illness or damage. The same shall apply with respect to the real property which has been and still is free of inherited burdens due to the operation of the Corporation, including, without restriction, the freedom from hazardous materials or other pollutants.

To the best of the Vendor's knowledge

a) all house products of or GmbH distributed by the Corporation comply with the German and US-American legal and other applicable standards,

b) or - if and insofar as they do not comply with such standards -

aa) has such a deviation from such standards, to the best of the Vendor's knowledge, not given rise to any claims by customers which have not been satisfied so far or

bb) the deviations from the said standards have been accepted or, as applicable, expressly requested by the customer.

As regards the "Year-2000" problem, the Vendor assures and guarantees that he has caused a proper review of this problem and, as a result of the said review, that he is not aware of any problems except for those listed in exhibit 6K.

The Vendor is solely responsible for claims, actions, fees, expenses and penalties relating to such measures or arising in connection thereto, which result from the operations of the Corporation prior to the Transfer Date.

5) The Vendor is not entitled to any unpaid claims of any type against the Corporation.

6) The Corporation is not subject to any understanding with respect to competition with third parties.



                                     SECTION 7
                REPRESENTATIONS CONCERNING THE FINANCIAL STATEMENTS

1) The Vendor assures that to the best of his knowledge he has given all information requested by the Vendee in a complete and correct manner and that no information other than that given appeared necessary.

In addition, the Vendor assures that he has not concealed any exceptional risks or other aspects outside the usual scope of the business operation known to him which are of essential significance for the determination of the assets and profit situation of the Corporation and of its prospective future development. In light of the fact that the Vendee knows the economic and legal situation in detail based on the due diligence examination effected by it, the Vendor is not liable for the future development, profit situation and profitability of the company in which the transferred shareholding exists. The valuation of the Corporation and the other or Companies is not based on warranties of the Vendor concerning future profits, but on the expectations of the

Vendee based on the performance of the Corporation in the previous fiscal years (average profits and sales volumes for the calendar years 1996 and 1997 and the 1st half-year of 1998).

2) In addition, the Vendor assures

a) that the financial statements (balance sheets including profit and loss statements) of the Corporation for the years 1996 and 1997, which have been delivered to the Vendee, have been prepared with the due diligence of a prudent businessman on the basis of proper accounting and in accordance with US-American Generally Accepted Accounting, Valuation and Depreciation Principles (hereinafter "GAAP") and in compliance with the principle of consistency of the method of valuation and valuation.

The financial statements of the Corporation are complete and correct and completely and correctly reflect the profit situation of the Corporation and the net worth position as for each balance sheet stated there for the accounting period ended on the respective balance sheet date. All risks, impairments of value and losses determinable upon preparation of the relevant financial statements have been duly taken into account through adequate depreciation, changes in the valuation or formation of provisions; the company does not have any pension obligations;

b) and that

- items on the balance sheet were continuous as regards the balance sheet of the respective previous year in the application of equal, legally admissible valuation principles and that valuation rights were exercised continuously in equal form;

- known risks and liabilities of the Corporation have been taken into account;

- no changes in the valuation and depreciation modalities including extraordinary depreciation and valuation adjustments have been made.

3) Interim financial statements are to be prepared as at the date prior to the Transfer Date. The Vendor assures and guarantees that upon conclusion of this Contract the Corporation reports equity capital in the amount of the share capital as defined in paragraph 1 of the preamble, pursuant to GAAP, in these interim financial statements.

The interim financial statements shall be prepared pursuant to GAAP and shall correspond to previous financial statements of the Corporation as regards the valuation methods and procedures. In particular, it shall consider the following to a sufficient degree

a) any existing and obvious risks with respect to the valuation of the inventory, the warranty claims and accounts receivable,

b) the existence of slow-moving or obsolete inventory with respect to the valuation of the inventory

c) sufficient accruals for pending or threatened legal disputes and

d) sufficient accruals for tax liabilities or risks; in this respect, the parties, by mutual agreement, assume that no accruals shall be formed for tax contingencies, in particular, such contingencies which are a result of the position of the Vendor as a shareholder and

e) sufficient accruals for liabilities due to patent infringements; in this respect, the parties, by mutual agreement, assume that the liability vis-a-vis Nortel Northern Telecom Limited has not been concretized to a sufficient degree.

In addition, warranties pursuant to paragraph (2) above shall apply mutatis mutandis with respect to the interim financial statements stated herein as at June 30, 1998.

The Vendee may request that the interim financial statements of the Corporation as at June 30, 1998 be audited by KPMG Peat Marwick LLP (KPMG) at its expense. If the Vendor does not agree with the results of the audit by KPMG, he may, within one month subsequent to his receipt of the results of the audit by KPMG of the interim financial statements, request another audit of the interim financial statements of the Corporation as at June 30, 1998 by an auditing company agreed upon by the Vendor and Vendee or - should agreement be impossible
- by such an auditing company named by the President of the German-American Chamber of Industry and Commerce of New York.

The Vendor shall bear the costs of the said audit if the result of the audit by KPMG of the interim financial statements of the Corporation as of June 30, 1998 are correct with respect to the application of the GAAP. Otherwise the Vendee shall bear the costs of such audit of the second auditor. Should it come to light that the audit of the second auditor does not follow any of the foregoing interim financial statements, the costs of the second audit shall be borne by the Vendor and the Vendee in proportion to the deviation pursuant to Sections 91 et seq. ZPO [Code of Civil Procedure].

The interim financial statements audited by KPMG or, if another audit is requested, the interim financial statements of the auditing company agreed upon by the parties or named by the President of the Chamber of Industry and Commerce of New York is to be binding with respect to determining whether the interim financial statements correspond to the warranties given by the Vendor. The interim financial statements as of June 30, 1998 shall also be binding if neither the Vendor nor the Vendee request an audit within one month after the Corporation has submitted the interim financial statements to the Vendor or, as applicable, Vendee; such request shall be made in writing to the Vendor or, as applicable, Vendee.

If the equity capital, pursuant to the interim financial statements binding between the parties, is lower than the share capital pursuant to Section 7 (3), sub-paragraph 2, the Vendor shall be obligated to effect a payment to the differential amount to the Vendee. However, this shall not apply in the event of modifications to the equity capital arising from the treatment of the OSC contracts on the balance sheet. Section 8 shall not apply.

4) Since January 1, 1998 the Corporation has only been conducted within the normal and ordinary course of business. Since that time, no extraordinary business event or legal arrangement has occurred or been entered into and no event has occurred which by itself or together with other events has materially affected the assets or the profit situation of the Corporation in an adverse manner. All salary and wage increases granted since January 1, 1998 have been within the normal scope. No claims, actions or lawsuits under employment law are asserted or filed or threatened to be asserted or filed against the Corporation and, to the best of the Vendor's knowledge, no basis exists for such claims.

The employees of the Corporation are not entitled to any payments or special benefits not explicitly set out in their respective employment contracts.

5) All tax returns which the Corporation has had to file for past accounting periods have been filed in a timely manner and correctly.

For the period until the Transfer Date, the Corporation will not incur any tax liabilities which have not been allowed for in the interim financial statements as of the Transfer Date.

6) To the best of the Vendor's knowledge, no particular circumstances exist which may materially affect the business of the Corporation in the future. The Vendor is not aware of any facts and circumstances which could result in any restriction, impediment or cessation of manufacturing and/or distribution of material products which are presently produced and/or marketed by the Corporation.



                                     SECTION 8
                     LEGAL CONSEQUENCES/STATUTE OF LIMITATIONS

1) If the obligations, guarantee and warranty commitments of the Vendor in this
Section II of the contract are not fully fulfilled or are in any other manner not fulfilled in accordance with the contract as at the Transfer Date, the Vendee shall be entitled to request the Vendor to restore the contractual status, determining - via registered mail - an adequate additional period of time of a minimum of 2 weeks for this purpose. The Vendee, however, shall not have such right if and to the extent that it has gained knowledge of such deviation from the contractual status through the due diligence examination performed by it. This exclusion shall not apply to the assurance contained in
Section 7 (5) of this Contract.

The request with determination of an additional period of time pursuant to sentence 1 above is not necessary if restoration of the contractual status is not possible for the Vendor or refused by him or if the requirements pursuant to paragraph 2 below have been complied with. If the determination of the additional period is not necessary or if the contractual status is not restored within the additional period, the Vendor will place the Vendee or, if requested by the Vendee, the Corporation in an economic position, which the Vendee or, as applicable, Corporation would have if such obligations, warranties and assurances had been correct. Claims for payments in accordance with the foregoing paragraph shall only arise if, in any individual case, they exceed DM 100,000.00 or if their total amount for the or Companies exceeds DM 500,000.00. The regulation contained in the foregoing sentence shall not apply to tax liabilities and risks for which no provisions are to be formed pursuant to
Section 7 (3) lit. d). Tax liabilities and risks, however, shall not be compensated for by the Vendor at all or shall not be compensated for by the Vendor insofar as they are balanced by tax advantages of the Corporation, for example, by virtue of tax savings due to increased depreciation, in the ensuing years.

2) The Vendee shall be entitled to withdraw from this Contract or - applying the principles of Section 463 BGB (German Civil Code) - to conduct a calculation of damage under reversed transaction if the warranties in Section II Section 4 are breached to a substantial extent or if adjustment pursuant to paragraph 1 exceeds the amount of DM 5.0 million with respect to the total for all or Companies. Apart from these events, the right to withdraw from the contract or - applying the principles of Section 463 BGB - to perform a calculation of damage under reversed transaction shall always be excluded in the event of violation of the assurances and guarantees in Sections 5 and 6 of the document. In the event of withdrawal, the right of the Vendee for damages, including consequential damage, shall remain unaffected.

3) The Vendee shall only be entitled to any claims pursuant to paragraph 1 and 2 if and insofar no corresponding advantages in connection with the sale of the shares in Ortec GmbH or, as applicable, or GmbH exist. The aforesaid regulation shall only cover the shift in revenue or expenditure between the or Companies.

4) All claims pursuant to this part II shall be excluded if they are not asserted and substantiated in writing to the other party on or before December 31, 1999. The preclusive period of time in accordance with the foregoing sentence shall, with regard to claims connected to taxes and social security contributions, not end before the end of one month subsequent to the administrative finality of the official replies by virtue of a tax field audit or, as applicable, an audit of social security contributions. The period of limitation for asserted claims shall be three months after the end of the aforesaid period of application; should any tax audit not lead to an immediate tax liability but impair the tax situation of the Corporation in any other respect, the Vendee may bring an action for declaration before the end of the period of limitation in order to preserve its rights. Sections 477 to 479 BGB (German Civil Code) and 377, 378 HGB (German Commercial Code) shall be excluded.

5) The Vendor and Vendee shall be obligated to inform and assist each other if third parties assert any claims vis-a-vis the Corporation if such claims may give rise to claims pursuant to this Section II.



                                    SECTION III
                                  OTHER PROVISIONS

                                     SECTION 9
                 TRANSFER OF THE BUSINESS TO THE VENDEE; MANAGEMENT


1) The Vendor and Vendee are required to mutually provide all information and to cooperate in all transactions and acts which are required to implement this Contract. In particular, the Vendor undertakes to deliver to the Vendee all business papers and documents owned by the Corporation and to inform the Vendee unrestrictedly with respect to the affairs of the Corporation as regards the period of time prior to the Transfer Date upon request if required in the interest of the Corporation and the Vendee.

The Vendee undertakes to maintain the Corporation in Fairfax, Virginia until March 31, 1999. Should the option, which the Vendee has been granted on the acquisition of the remaining shares in or GmbH (deed of the notary public Dr. Koch of July 1, 1998, deed register No. K 1454/1998) or on the acquisition of the remaining partial shares in Ortec GmbH (deed of the notary public Dr. Koch of July 1, 1998, deed register No. K 1456/1998), not be exercised by the Vendee, the Vendee now offers the purchase of the shares in the Corporation to the Vendor at a purchase price of DM 18,000.00. The offer may be accepted during the period from March 1, 1999 until March 31, 1999 by notarial declaration of acceptance, preferably for the attention of the notary public performing notarial recording, Dr. Koch, or his deputy. Notarial recording of the declaration of acceptance by the aforesaid notary public shall be decisive for the timeliness of acceptance.

Should the repurchasing option be exercised, the Vendor shall be entitled, without restrictions, in particularly, without the restrictions pursuant to
Section 10 of the instrument, to become commercially active in the US in the field of activities of the or Companies.



                                     SECTION 10
                               NON-COMPETITION CLAUSE

Until December 31, 2001 the Vendor shall be obligated not to compete with the or Companies or the Vendee in such fields which are covered by the business object of the or Companies as defined in Section 2 of the by-laws of or GmbH in the version stated in Section 4, paragraph (2) of the deed of the notary public, Dr. Koch, of July 1, 1998 (deed register No. K 1453/1998). The Vendor guarantees that he will also comply with this non-competition clause in the companies affiliated with him. This non-competition clause shall be reduced to a period of 6 months as of the date of termination of the Vendor's agreement on service as a managing director with or GmbH if such employment relationship is terminated by or GmbH prior to its contractual termination date and this termination of the contract is held unlawful by a court.



                                     SECTION 11
                                  FINAL PROVISIONS

1) Unless otherwise required by law, the parties undertake to keep the contents of this Contract in confidence.

2) All expressions of will and other notifications in connection with this Agreement shall be made in writing and shall be sent by registered mail or facsimile to the following persons and addresses or such other addresses as the parties hereafter communicate to each other:

a) on the part of the Vendor:

Law offices of Messrs. Seitz, Weckbach, Fent, Schiessgrabenstr. 14, 86150 Augsburg,

b) on the part of the Vendee:

KPMG Deutsche Treuhandgesellschaft, Kurfurstendamm 207 - 208, 10719 Berlin - Attn. Lawyer Richard Staudacher

3) Any amendments and supplements to this Contract shall be made in writing unless notarial deed is required in a compulsory manner.

4) The costs of this deed and its execution shall be borne by the Vendee. The respective costs of their consultants shall be borne by the parties themselves.

5) This Contract shall be governed by the laws of the Federal Republic of Germany. The exclusive jurisdiction of the courts in Augsburg is hereby agreed.

6) Each party to the contract shall receive one copy of this deed. Other certified copies of this deed shall be submitted to

- the Corporation

- the lawyer Mr. Stefan Kiesewalter, KPMG Deutsche Treuhandgesellschaft, Kurfurstendamm 207-208, 10719 Berlin

- the lawyers Seitz, Weckbach, Fent, for the attention of the lawyer Dr. Theodor Seitz, Schiessgrabenstr. 14, 86150 Augsburg

The above record was read out by the notary, approved by the persons appearing and signed in their own hands.

((4 illegible signatures))

((STAMP:))
Dr. Peer Koch, Notary Public in Augsburg

--------------------------------
Authentication

I have examined the German original/photocopy/facsimile and this is a true translation of same into English.

Barbara Wohanka, registered translator for the English language at the District Court of Landshut, Germany, July 17, 1998

ENCLOSURE 5 A (OR INC.)

-    Objects leasehold by operator, rented and/or leased


1.   Floor space of business in Fairfax, Virginia USA is leased.

     For the rent-contractual basic contract cf. Enclosure 6 D.


     2.   Telephone system.

                                                                            80
ENCLOSURE 5 B (OR INC.)

- List of all managers, all procurists and other comparable members of company management, as well as all full holders of powers of attorney, who were admitted by business, including all those with account and signature authority -



1.   President

     Mr. Frank Oettle


2.   Vice President / Secretary:

     Mr. David French


3.   Comparable members of management:

     none


4    Holders of full powers of attorney:

     none


5.   Bank accounts and signature-authorized persons:

a) The company has an account at the First Virginia Bank with account no. 0907-7502

     Mr. David French has sole disposal authority for this account.

b) The company maintains a further bank account with American Express. A credit card drawn on this account is issued likewise in the name of Mr. David French.

     Further bank accounts or signature-authorized persons do not exist.

                                                                            81
ENCLOSURE 6 A (OR INC.)

Consultation contracts

none

                                                                            82
ENCLOSURE 6 B (OR INC.)

Exclusive dealer contracts (distributor contracts) -

none

                                                                            83
ENCLOSURE 6 C (OR INC.)

- Franchise agreements -

none (with the exception of Standard-Software)

                                                                            84
ENCLOSURE 6 D (OR INC.)

-    Leasing, renting and leasehold contracts -


1.   Leasing contract for company floor space

     Lease dated 15.03.1996 already presented within the framework of the Due-Diligence test on 02.06.1998, transferred to the representative of the buyer.

2.   Leasing contract for telephone system.

     Cf. Enclosure 6 E

                                                                            85
ENCLOSURE 6 E (OR INC.)

- Contracts of duration more than 12 months after the transfer fixed date, with the exception of the contracts mentioned in Enclosures 6 A to 6 D and 6 F to 6 H.

1.   Contracts with clients


 Document No.              Title               Client Name                                         Contract date    Signature date
 ------------              -----               -----------                                         -------------    --------------

 LSG-9606-012              Contract            Orbital Sciences Corporation                                         20.05.98
                           SOW                                                                     20.02.97
                           Modification                                                                             20.05.98
                           SOW                                                                     14.01.98
 PEG-9803-073              Agreement           Orbital Sciences Corporation                        20.03.98         17.09.97
                           Agreement                                                                                03.12.97
                           Agreement                                                                                03.02.98
                           Agreement                                                                                08.04.98
 PEG-9803-073              Agreement           or Industrial Computers GmbH                        20.03.98         08.04.98


Copies of all contracts were transferred to Mr. Kiesewater (KPMG) on 30.06.1998

2.   Telephone system contract

     Contract with Telco Communications Group dated 20.05.1997 (3 year contract)

     Copies of all contracts were transferred to Mr. Kiesewater (KPMG) on 30.06.1998

                                                                            86
ENCLOSURE 6 F (OR INC.)

Contracts of insurance -

1.   Combined property and liability insurance (Hanover Insurance No. ODR
     5064030)

A copy of the insurance contract was given to the representative of the buyer, within the framework of the Due-Diligence test, on 02.06.1998.

                                                                            87
ENCLOSURE 6 G (OR INC.)

- Contracts with the vendor (including loan agreements), his family members and other businesses of which the vendor holds more than 5%

1. With regard to the activities of the company of or Inc. (sale of or products) there are contracts for the delivery of or products from or GmbH to or Inc.

2.   There is no framework agreement

                                                                            88
ENCLOSURE 6 H (OR INC.)

- Agreements with the works committee and contracts with unions, with the exception of industry-wide regional and supraregional wage agreements or memberships in employers' associations -


none

                                                                            89
ENCLOSURE 6 I (OR INC.)

-    Lawsuits -


none

                                                                            90
ENCLOSURE 6 J (OR INC.)

- Patents, utility-model patents, design patents, brand names and all registrations in this connection and other industrial and industrial-property rights of business -

none

                                                                            91
ENCLOSURE 6 K (OR INC.)

- Declaration of the vendor regarding his awareness of difficulties with regard to the "Year 2000 Problem" -

The awareness of the Vendor of difficulties with regard to the "Year 2000" problem is summarized in the two announcements, from or GmbH to its customers, listed below, which have been presented to the Buyer:

1.   "Year 2000" compliance, status 12.05.1998

2.   BIOS application note, status 29.04.1998

                                                                            92
                  Contract of employment for management employees

Between ortec Electronic Assembly GmbH, Mindelheim, as employer mentioned in the following company and
Mr. Frank Oettle, born on 08.02.1962
----------------

as employee, the following extra-tariff contract of employment has been concluded:

Section 1 COMMENCEMENT AND TYPE OF ACTIVITY

The employee entered the services of the company on 01.10.1991 as a manager. The company reserves the right to negotiate for the employee another, equivalent activity, corresponding to his abilities and knowledge, without a change in the level of remuneration occurring. The parties are agreed that the employee, on account of this contract of employment and his position, is to be regarded as a management employee in the sense of Section 5 Section 3, Labor Management Regulations Law.


Section 2 REMUNERATION

The employee receives a gross salary of 580 DM as monthly compensation for his activity.


Section 3 TRAVEL COSTS

The company guidelines apply to payment of travel costs


Section 4 VACATION

The employee has a claim to vacation of 30 workdays in each calendar year. The vacation date is determined in agreement with the company.


Section 5 PAYMENT OF SALARY IN THE CASE OF ILLNESS AND DEATH

The company pays the salary in the case of illness of the employee for a period of 6 weeks. In the case of death of the employee during the contract period, the agreed upon fixed remuneration is still received by the surviving dependent for the rest of the month of decease as well as for a further 3 months.


Section 6 SECONDARY ACTIVITIES

The employee performs the obligations of this contract as a secondary activity.


Section 7 OBLIGATION TO CONFIDENTIALITY

The employee is obliged to preserve confidentiality regarding all technical, organizational and economic matters pertaining to the company. Business and trade secrets, which are entrusted or become known by reason of his activity are neither to be utilized nor communicated to third parties, also in the case where the employee has left.

                                                                            93
Section 8 COMPETITION PROHIBITION

After the completion of the employer-employee relationship the employee is obliged not to be employed by a rival business for the duration of a year, worldwide, either directly or to participate indirectly in the foundation or in the operation of such a company. The company is obliged to pay the employee one half of the monthly remuneration which was being received on ending the contract, for the duration of the agreed-upon competition-prohibition period. The amount is transferred in each case at the end of the month; in addition the competition-prohibition is governed by Sections 74-75 HGB. The employee confirms explicitly to have preserved this competition prohibition, in a document of this contract, signed by both partners.

Section 9 NOTICE TO TERMINATE

This contract of employment can be terminated during the first half year by both contracting parties with a period of time of 4 weeks to the end of the month and subsequently with a period of time of 12 months to the end of the month.


Section 10 CONTRACTUAL PENALTY DECLARATION

In the case of a contract-violating activity, as well as offenses against the agreed upon competition prohibition itself, the employee is obliged pay a contractual penalty, in the amount of 10,000 DM, to the company. Further claims for compensation of the company are not affected by this contractual penalty.


Section 11 PLACE OF JURISDICTION

The labor court in Augsburg is the local place of jurisdiction for both contracting parties.


Section 12 OTHER AGREEMENTS

This contract replaces the existing articles of employment dated 01.10.1991 and becomes effective on 01.01.1995


Section 13 ALTERATIONS OF CONTRACT

Verbal agreements, outside of this contract text, do not exist between the parties. Secondary agreements, complements and modifications of this contract become effective only if they are laid down in writing.



Augsburg, 16.12.1994

Ortec-GmbH - Offer

DEED NO. K1456 / 1998
                                                                  Certified Copy



Today, on 1 July 1998

appeared before me, Dr Peer Koch, notary in Augsburg, I having gone to the law firm Seitz, Weckbach, Fent in SchieBgrabenstraBe 14, 86150 Augsburg in order to record this deed:


1. Mr Frank Oettle, born on 8 February 1962 and resident at OrtsstraBe 23, 86420 Diedorf;

Mr Oettle declares that he is acting both in his own name and in his capacity as Managing Director of Ortec Electronic Assembly GmbH; after inspecting the Commercial Register at the Local Court of Memmingen I have established that Mr Frank Oettle is the Managing Director of Ortec Electronic Assembly GmbH and has sole powers of representation,

2. Mrs Hannelore Oettle, nee Hohmann, born on 10 February 1934 and resident at Adalbert-Stifter-Str. 40, 86356 NeusaB;

3. Mr Alfons Oettle, born on 7 September 1928 and resident at
Adalbert-Stifter-Str. 40, 86356 NeusaB;

4. Mrs Anke Schlagbauer, nee Oettle, born on 16 April 1958 and resident at Peter-Dorfler-Weg 14, 89407 Dillingen;

5. Mr Hans Neumann, Dipl. Ingenieur (university-trained engineer) born on 20 March 1940 and resident at Castellring 35, 61130 Niderau

Mr Neumann declares that he is not acting in his own name, but as representative of ADMINI VIER (IV) Vermogensverwaltungs-GmbH, which has its registered offices in Cologne and is registered in the Commercial Register of the Local Court of Cologne under number HR B 29606, and upon a legalised power of attorney dated 30 June 1998 of the Managing Director, Mr Chris Amenson. The original copy of this power of attorney is attached to this deed. Mr Naumann presented a copy of a resolution of the shareholders of ADMINI Vier (IV) Vermogensverwaltungs-GmbH (in future "SBS Technologies Holding GmbH") dated 26 June 1998 (deed no. 673/1998 of the notary De Ingrid Doye, Cologne), according to which Mr Chris Amenson has been appointed as the company's new Managing Director with sole powers of representation and exempt from the restrictions imposed by section 181 of the German Civil Code
(BGB).

The persons appearing before me have identified themselves by presenting their official identity cards. They wish for the following Option Agreement to be notarially attested.


                                     PREAMBLE:

1) Ortec Electronic Assembly GmbH, whose head offices are in Mindelheim, is registered in the Commercial Register of the Local Court of Memmingen under the number HRB 5720.

The company's share capital amounts to DM 50,000.00 and is held by the following shareholders:

a) ADMINI VIER (IV) Vermogensverwaltungs-GmbH, which holds a partial share with a nominal value of DM 25,100.00, acquired by virtue of today's foregoing deed no. K.1455 / 1998 of the officiating notary ("foregoing deed")

b) Mr Frank Oettle who holds a partial share of DM 4,900.00, in respect of whose acquisition reference is made to points 1 and 2 in the preamble to the foregoing deed,

c) Ms Hannelore Oettle who holds a partial share of DM 4,900.00, in respect of whose acquisition reference is made to points 1 and 2 in the preamble to the foregoing deed,

d) Mr Alfons Oettle who holds a partial share of DM 4,900.00, in respect of whose acquisition reference is made to points 1 and 2 in the preamble to the foregoing deed, and

d) Ms Anke Schlagbauer who holds a partial share of DM 10,200.00, in respect of whose acquisition reference is made to points 1 and 2 in the preamble to the foregoing deed,

2) The parties to this Agreement will be referred to hereafter as follows:

- Mr Frank Oettle as "Vendor 1)"

- Ms Hannelore Oettle as "Vendor 2)"

- Mr Alfons Oettle as "Vendor 3)"

- Ms Anke Schlagbauer as "Vendor 4)"

- Vendors 1), 2), 3) and 4) will be referred to jointly as "Vendors" or "All Vendors"

- ADMINI VIER (IV) Vermogensverwaltungs-GmbH will be referred to as "Buyer"

- Ortec Electronic Assembly GmbH will be referred to as "Company"

- Ortec Electronic Assembly GmbH, or Industrial Computers GmbH, registered in the Commercial Register of the Local Court of Augsburg under HRB 9107 ("or GmbH") and or Computers Inc., 11150 Main Street, Fairfax VA 22030 USA ("or Inc.") will be jointly referred to in this Agreement as "OR COMPANIES".

3) In the foregoing deed specified under point 1 a) the Buyer acquired partial shares in the company from the Vendors. These partial shares have a total nominal value of DM 25,100.00.

In addition to this, the Buyer is to be given the option of acquiring the Vendors' remaining partial shares in the Company with a total nominal value of DM 24,900.00 after a certain phase during which the Buyer wishes to test the market in Germany and the field of "embedded computers", and in as far as this test proves positive.

                                         A.
                                       OFFER

On this basis the Vendors offer the buyer the conclusion of the agreement set out in Sections I to III (clauses 1 to 11) hereunder. The offer is of limited duration. It can only be accepted during the period from 1 February 1999 until 28 February 1999 ("the option period").

The offer is in respect of the conclusion of the following agreement:


                                     SECTION I

                 SALE, ASSIGNMENT, TRANSFER DATE AND PURCHASE PRICE

                                     SECTION 1
                        THE ITEM TO BE PURCHASED, ASSIGNMENT


1) VENDOR 1), VENDOR 2) AND VENDOR 3) HEREBY SELL AND ASSIGN THEIR PARTIAL SHARES IN THE COMPANY, AS SET OUT IN POINT (1) OF THE PREAMBLE. EACH OF THESE PARTIAL SHARES HAS A NOMINAL VALUE OF DM 4,900.00. VENDOR 4) HEREBY SELLS AND ASSIGNS HER PARTIAL SHARE IN THE COMPANY AS SET OUT IN POINT (1) OF THE PREAMBLE. THIS PARTIAL SHARE HAS A NOMINAL VALUE OF DM 10,200.00. IN EACH CASE ALL ASSOCIATED PROFIT PARTICIPATION RIGHTS AND ALL ANCILLARY RIGHTS SHALL PASS TO THE BUYER, AS DEFINED IN CLAUSE 2 BELOW.

THE BUYER ACCEPTS THE ASSIGNMENT OF THESE PARTIAL SHARES.

2) IN HIS CAPACITY AS MANAGING DIRECTOR OF THE COMPANY, VENDOR 1) HEREBY AGREES TO THE ASSIGNMENT OF THE SHARE IN ACCORDANCE WITH CLAUSE 4 OF THE COMPANY'S ARTICLES OF ASSOCIATION.


                                     SECTION 2
                                   TRANSFER DATE



1) THE DATE OF TRANSFER UNDER THIS AGREEMENT IS 1 MARCH 1998.

2) AS FROM THE DATE OF TRANSFER THE BUYER SHALL BE ENTITLED TO THE DIVIDENDS PAID ON THE PARTIAL SHARES WHICH HAVE BEEN SOLD.

                                     SECTION 3
                                   PURCHASE PRICE

1) THE PURCHASE PRICE OF THE PARTIAL SHARES WITH A TOTAL NOMINAL VALUE OF DM 24,900.00 AND ASSIGNED AS SET OUT IN CLAUSE 1 ABOVE CONSISTS OF A BASIC PURCHASE PRICE OF DM 991,020.00 (NINE HUNDRED AND NINETY-ONE THOUSAND, AND TWENTY GERMAN MARKS) AND AN ADDITIONAL AMOUNT. THE ADDITIONAL AMOUNT IS DEPENDENT ON SALES AND SHALL BE CALCULATED AS FOLLOWS:

 SALES                                   INITIAL AMOUNT
 UP TO DM 500,000.00                     DM 40,000.00
 AS FROM DM 500,000.01                   10 % OF SALES

THE ADDITIONAL AMOUNT SHALL CORRESPOND TO 59 % OF THE INITIAL AMOUNT. SALES AS DEFINED UNDER THIS ARRANGEMENT ARE THE SALES INVOICED FOR BY THE COMPANY DURING THE PERIOD FROM 1 JULY 1998 UNTIL 28 FEBRUARY 1999.

2) OUT OF THE BASIC PURCHASE PRICE VENDOR 1) VENDOR 2) AND VENDOR 3) SHALL EACH BE ENTITLED TO THE SUM OF DM 195,020.00 AND VENDOR 4) TO THE SUM OF
DM 405,960.00. VENDORS 2) TO 4) EXPRESSLY AUTHORISE VENDOR 1) TO ACCEPT AND CASH MEANS OF PAYMENT. THE INTERNAL DISTRIBUTION OF THESE FUNDS IS A MATTER WHICH CONCERNS THE VENDORS ALONE.

3) THE BUYER SHALL PAY THE ADDITIONAL AMOUNT PURSUANT TO PARAGRAPH (1) ABOVE INTO THE ACCOUNT OF VENDOR 1) AT BAYERISCHE VEREINSBANK AUGSBURG ACCOUNT
NO. 785 96 00, BANK CODE 720 200 70, WITH EXONERATING EFFECT FOR AND AGAINST VENDORS 2) TO 4). THE ADDITIONAL AMOUNT SHALL BE DUE BY 31 MARCH 1999.


                                     SECTION II
                                     WARRANTIES


VENDOR 1) DECLARES THAT DURING THE CONTRACTUAL NEGOTIATIONS AND THE DUE DILIGENCE EXAMINATION WHICH, ACCORDING TO THE FOREGOING DEED, LED TO THE CONCLUSION OF THE AGREEMENT HE HAS PROVIDED THE BUYER WITH CORRECT AND COMPLETE INFORMATION REGARDING ALL ITEMS REQUESTED BY THE BUYER OR OTHERWISE MATERIAL FOR THE VALUATION OF THE OR COMPANIES. IN SIGNING AND PERFORMING THIS AGREEMENT THE BUYER TRUSTS THAT THIS INFORMATION IS CORRECT.

ON THIS BASIS THE VENDORS EXPRESSLY ASSURE THE FOREGOING AND THE FOLLOWING IN THE FORM OF A LEGALLY BINDING WARRANTY GIVEN ON THE DATE OF THE EXECUTION OF THIS AGREEMENT, WITHOUT ANY REGARD TO THE QUESTION OF BLAME, THE

WARRANTIES GIVEN BY VENDOR 1) ALSO BEING REGARDED AS APPLYING TO THE PARTIAL SHARES SOLD BY VENDORS 2) TO 4), HOWEVER, WITHOUT ANY PERSONAL OBLIGATION ON THEIR PART, IN AS FAR AS NOTHING TO THE CONTRARY IS AGREED HEREUNDER:


                                     SECTION 4
  ASSURANCES AND GUARANTEES AS REGARDS THE RELATIONSHIP BETWEEN THE SHAREHOLDERS
               AND THE VENDORS' FREEDOM TO DISPOSE OVER THEIR SHARES

1) THE VENDORS ASSURE AND GUARANTEE THAT ON THE TRANSFER DATE

a) THE COMPANY'S SHARE CAPITAL HAD BEEN FULLY PAID UP IN CASH, HAD NOT BEEN PAID BACK TO THE SHAREHOLDERS, NEITHER IN PART NOR IN FULL, WAS NOT LIABLE TO ADDITIONAL CONTRIBUTIONS AND WAS FREE OF SECONDARY OBLIGATIONS AND OTHER OBLIGATIONS OR RESTRICTIONS, THAT THE SHARES SOLD UNDER THIS AGREEMENT ARE FREE OF ENCUMBRANCES;

b) THE SHARES AS DEFINED UNDER POINT 1) OF THE PREAMBLE EXIST AND THAT THE VENDORS ARE ENTITLED TO THEM; THAT THE VENDORS ARE NOT SUBJECT TO ANY RESTRAINTS OF DISPOSAL IN RESPECT OF THESE SHARES, PARTICULARLY NOT DUE TO ANY THIRD-PARTY RIGHTS;

c) THE SHARES HAVE NEITHER BEEN ATTACHED NOR PLEDGED NOR ASSIGNED TO THIRD PARTIES AS A COLLATERAL OR FOR ANY OTHER REASON AND THAT, FURTHER, NO OPTION OR OTHER RIGHTS ENTITLE A THIRD PARTY TO ACQUIRE THE SHARES;

d) THE SHARES ARE NOT THE SUBJECT OF A FIDUCIARY RELATIONSHIP WITH THIRD
PARTIES;

e) THE SHARES AND/OR RIGHTS TO SUCH SHARES ARE NEITHER THE OBJECT OF USUFRUCTUARY RIGHTS OF THIRD PARTIES NOR OF SUB-PARTICIPATION AND SIMILAR LEGAL RELATIONSHIPS;

f) NEITHER THE COOPERATION OF AN EXECUTOR NOR THE AGREEMENT OF REVERSIONARY HEIRS OR OTHER THIRD PARTIES IS REQUIRED IN ORDER TO SELL THE SHARES;

g) NO JUDICIAL SETTLEMENT OR BANKRUPTCY PROCEEDINGS CONCERNING THE VENDORS' ASSETS HAVE BEEN APPLIED FOR OR INITIATED AND, FURTHERMORE, THAT NO CIRCUMSTANCES EXIST WHICH COULD JUSTIFY A CONTESTATION OF THE SALE PURSUANT TO THE BANKRUPTCY REGULATIONS OR INSOLVENCY LAWS OR THE LAWS OF RECISSION.

h) THERE ARE NO OTHER AGREEMENTS OR DECISIONS OF WHATSOEVER TYPE WHICH COULD AFFECT THE LEGAL RELATIONS BETWEEN THE VENDORS AND THE COMPANY

INCLUDING, BUT NOT RESTRICTED TO, AGREEMENTS AND DECISIONS CONCERNING AN INCREASE IN THE SHARE CAPITAL, THE WITHDRAWAL OR ADDITION OF SHAREHOLDERS, SUB-PARTICIPATION, FIDUCIARY RELATIONSHIPS, PARTICIPATION WITH REGARD TO THE COMPANY'S INCOME, TURNOVER OR ASSETS AND/OR VOTING RIGHTS;

i) THE ASSIGNMENT OF THE SHARES TO THE BUYER ON THE PART OF THE VENDORS IS NOT SUBJECT TO THE CONSENT OF ANY THIRD PARTIES;

j) THE SHARES IN THE COMPANY DO NOT REPRESENT THE ENTIRE OR THE MAJOR PART OF THE VENDORS' ASSETS, SO THAT THERE IS NO LIABILITY PURSUANT TO SECTION 419 OF THE GERMAN CIVIL CODE (BGB);

k) THE VENDORS DO NOT HOLD SHARES IN ANY OTHER COMPANIES, APART FROM THE OR COMPANIES, WHICH OPERATE IN THE SAME LINE OF BUSINESS AS THE OR COMPANIES OR IN A RELATED LINE OF BUSINESS OR WHICH MAINTAIN BUSINESS RELATIONS WITH THE OR COMPANIES.

2) VENDOR 1) ASSURES AND GUARANTEES, SUCH ASSURANCE ALSO APPLYING FOR THE PARTIAL SHARES SOLD BY VENDORS 2) TO 4), THAT AS AT 1 JULY 1998

a) THE COMPANY WAS NEITHER OVERINDEBTED NOR INSOLVENT,

b) THAT THE ARTICLES OF ASSOCIATION WERE APPLICABLE AS LAST AMENDED ON 20 JUNE 1991 (DEED OF THE NOTARY HOFMANN, OBERGUNZBURG, DEED NO. 1247 OF 20 JUNE 1991);

c) THAT THE COMPANY DID NOT MAINTAIN ANY KIND OF SHAREHOLDER RELATIONSHIP WITH THIRD PARTIES AND THAT, IN PARTICULAR, IT DID NOT HAVE A PARTICIPATING INTEREST OR A SUB-PARTICIPATION IN ANY OTHER COMPANY, THAT IT HAD NOT ENTERED INTO ANY INTER-COMPANY AGREEMENTS AS DEFINED IN SECTIONS 291 AND 292 OF THE GERMAN STOCK CORPORATION LAW (AktG) NOR ANY CONTRACTS CONCERNING COOPERATION OR PROFIT AND LOSS TRANSFER AND HAD NOT ISSUED ANY LETTERS OF INTENT IN FAVOUR OF ANY OTHER COMPANIES; THIS DOES NOT INCLUDE OWNERSHIP OF SECURITIES LISTED ON THE STOCK EXCHANGE AND MEMBERSHIP IN PROFESSIONAL ASSOCIATIONS OR ORGANISATIONS AND ITS PARTICIPATION IN AUGUSTA BANK AG WITH A COOPERATIVE SHARE WITH A NOMINAL VALUE OF DM 1,500.00.

d) NO OTHER PERSONS OR COMPANIES BESIDES THE VENDORS HAVE ANY DIRECT OR INDIRECT PARTICIPATION IN THE COMPANY OF ANY TYPE WHATSOEVER AND THERE ARE NO CLAIMS FOR SUCH PARTICIPATION TO BE GRANTED.

                                     SECTION 5
            ASSURANCES AND GUARANTEES IN RESPECT OF THE COMPANY'S ASSETS


VENDOR 1) ASSURES AND GUARANTEES, SUCH ASSURANCE ALSO APPLYING TO THE PARTIAL SHARES SOLD BY VENDORS 2) TO 4), THAT ON 1 JULY 1998

1) AT LEAST THE FIXED ASSETS LISTED IN THE INVENTORY SIGNED BY THE PARTIES EXISTED; THIS INVENTORY WAS ALREADY HANDED OVER TO THE BUYER PRIOR TO 1 JULY 1998;

2) THAT THE OBJECTS LEASED OR HIRED BY THE COMPANY, AS LISTED IN APPENDIX 5 B OF THE FOREGOING DEED, EXISTED;

3) THAT THERE WERE NO RESTRAINTS ON THE FREEDOM TO DISPOSE OVER THE ITEMS BELONGING TO THE COMPANY WITH THE EXCEPTION OF THE RETENTION OF TITLE USUAL IN COMMERCIAL TRANSACTIONS (INCLUDING PROLONGED RETENTION OF TITLE) AS REGARDS INVENTORIES AND THE COMPANY'S ECONOMIC GOODS SET OUT IN PARAGRAPH 5 HEREUNDER;

4) APPENDIX 5 B OF THE FOREGOING DEED CONTAINED A CORRECT AND COMPLETE LIST OF ALL MANAGERS, "PROKURISTS" AND COMPARABLE MEMBERS OF THE COMPANY'S MANAGEMENT AND OF ALL GENERAL POWERS OF ATTORNEY GRANTED BY THE COMPANY AS WELL AS ALL BANK ACCOUNTS AND ALL PERSONS AUTHORISED TO SIGN ON THE COMPANY'S BEHALF;

5) THE COMPANY HAD FULL, UNRESTRICTED AND UNENCUMBERED TITLE TO AND POSSESSION OF ALL MOVABLE AND IMMOVABLE ASSETS WHICH SERVED OR WERE DESTINED TO SERVE ITS BUSINESS OPERATIONS EXCEPT FOR THOSE MOVABLE ASSETS WHICH WERE LEASED FROM PERSONS AND COMPANIES OTHER THAN THE VENDORS IN THE ORDINARY COURSE OF BUSINESS ON NORMAL MARKET TERMS OR WHICH WERE SUBJECT TO THE USUAL RESERVATIONS OF TITLE BY SUPPLIERS PENDING PAYMENT;

6) THE COMPANY HAD NO OTHER BRANCHES APART FROM ITS REGISTERED OFFICE IN MINDELHEIM.


                                     SECTION 6
               ASSURANCES AS REGARDS CONTRACTUAL AND LEGAL RELATIONS

1) VENDOR 1) ASSURES AND GUARANTEES, SUCH ASSURANCE ALSO APPLYING TO THE PARTIAL SHARES SOLD BY VENDORS 2) TO 4), THAT ON 1 JULY 1998 THE COMPANY'S RIGHTS AND CONTRACTS AS LISTED HEREUNDER REMAINED UNCHANGED:

a) THE CONSULTING AGREEMENTS LISTED IN APPENDIX 6 A OF THE FOREGOING DEED;

b) THE DISTRIBUTION AGREEMENTS LISTED IN APPENDIX 6 B OF THE FOREGOING DEED;

c) THE LICENCE AGREEMENTS LISTED IN APPENDIX 6 C OF THE FOREGOING DEED;

d) THE LEASING, RENTAL AND TENANCY AGREEMENTS LISTED IN APPENDIX 6 D OF THE FOREGOING DEED;

e) THE AGREEMENTS WITH A TERM OF MORE THAN 12 MONTHS AS FROM THE DATE OF TRANSFER LISTED IN APPENDIX 6 E OF THE FOREGOING DEED, WITH THE EXCEPTION OF THE AFORESAID AGREEMENTS IN APPENDICES 6A TO 6 D AND 6F TO 6 H;

f) THE INSURANCE AGREEMENTS LISTED IN APPENDIX 6 F OF THE FOREGOING DEED;

g) THE AGREEMENTS AS LISTED IN APPENDIX 6 G OF THE FOREGOING DEED INCLUDING LOAN AGREEMENTS, WITH THE VENDOR, MEMBERS OF HIS FAMILY AND OTHER COMPANIES IN WHICH THE VENDOR HOLDS A SHARE OF MORE THAN 5 %;

h) THE AGREEMENTS WITH THE WORKS COUNCIL, AS LISTED IN APPENDIX 6 H OF THE FOREGOING DEED, AND AGREEMENTS WITH TRADE UNIONS WITH THE EXCEPTION OF THE REGIONAL AND SUPRA-REGIONAL COLLECTIVE BARGAINING AGREEMENTS OR MEMBERSHIP IN EMPLOYERS' ASSOCIATIONS.

THE BUYER HAS BEEN GIVEN COMPLETE COPIES OF THE AGREEMENTS LISTED IN APPENDIX 6 OF THE FOREGOING DEED.

2) FURTHERMORE VENDOR 1) ASSURES AND GUARANTEES, SUCH ASSURANCE ALSO APPLYING TO THE PARTIAL SHARES SOLD BY VENDORS 2) TO 4), THAT ON 1 JULY 1998

a) WITH THE EXCEPTION OF THE LEGAL DISPUTES LISTED IN APPENDIX 6 1 OF THE FOREGOING DEED TO THIS AGREEMENT, THE COMPANY WAS NOT INVOLVED IN ANY LEGAL DISPUTE AND WILL NOT HAVE BECOME ACTIVELY INVOLVED IN ANY LEGAL DISPUTE WITHOUT THE BUYER'S PRIOR CONSENT BEFORE THE DATE OF TRANSFER, WITH THE EXCEPTION OF COLLECTING TRADE RECEIVABLES FROM ONGOING BUSINESS TRANSACTIONS; FURTHERMORE THAT THE VENDOR KNEW OF NO CIRCUMSTANCES WHICH COULD HAVE CAUSED THIRD PARTIES TO INITIATE LEGAL ACTION AND/OR TO ANNOUNCE A DISPUTE WITH THE COMPANY;

b) THAT ON THE TRANSFER DATE THE COMPANY HAD NOT DEFAULTED ON ANY PAYMENT LIABILITIES;

c) THAT THE COMPANY HAD FULL POWER AND AUTHORITY TO CONDUCT ITS BUSINESS AS IT CONDUCTED IT AT THE TIME, TO OWN ITS BUSINESS AND ASSETS AND TO OPERATE ITS BUSINESS;

3) APPENDIX 6 J OF THE FOREGOING DEED CONTAINED A COMPLETE AND ACCURATE LIST OF ALL PATENTS, UTILITY MODELS, REGISTERED DESIGNS, TRADEMARKS AND ALL APPLICATIONS IN THIS RESPECT AND ALL OTHER INDUSTRIAL AND INTELLECTUAL PROPERTY RIGHTS BELONGING TO THE COMPANY AS AT 1 JULY 1998. AS LONG AS NOTHING TO THE CONTRARY WAS EXPLICITLY STATED IN APPENDIX 6 J TO THE FOREGOING DEED, THESE INDUSTRIAL AND INTELLECTUAL PROPERTY RIGHTS WERE FREE OF THIRD-PARTY RIGHTS AND WERE NOT SUBJECT TO REVOCATION OR TO BEING DECLARED NULL AND VOID, NEITHER IN PART NOR IN FULL, NOR TO ANY MAJOR RIGHTS OF PREVIOUS OWNERS. THE COMPANY WAS NOT HINDERED IN ITS SOLE AND EXCLUSIVE EXPLOITATION OF SUCH RIGHTS. TO THE BEST OF THE KNOWLEDGE OF VENDOR 1), NONE OF THESE INDUSTRIAL OR INTELLECTUAL PROPERTY RIGHTS HAD BEEN INFRINGED BY THIRD PARTIES. IN ADDITION TO THE INDUSTRIAL AND INTELLECTUAL PROPERTY RIGHTS LISTED IN APPENDIX 6 J TO THE FOREGOING DEED, THE COMPANY WAS ALSO IN POSSESSION OF ALL RIGHTS WHICH IT ADDITIONALLY REQUIRED IN ORDER TO OPERATE ITS BUSINESS AT THE TIME.

ON 1 JULY 1998 THE COMPANY OWNED THE COMPLETE KNOW-HOW FOR THE CONTRACTS FARMED OUT TO IT TO THE BEST OF THE KNOWLEDGE OF VENDOR 1), THE COMPANY, ON 1 JULY 1998, DID NOT INFRINGE THE INDUSTRIAL AND INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTIES IN COMPLETING ITS CONTRACTS NOR BY ANY OTHER MANAGEMENT MEASURE TAKEN UP UNTIL 1 JULY 1998. AS INDIVIDUALS, THE

VENDORS HAD NO RIGHTS TO THE KNOW-HOW AND OTHER REQUIREMENTS FOR THE COMPANY'S CURRENT OPERATIONS. VENDOR 1) FURTHER GUARANTEES THAT WITH THE EXCEPTION OF THE COMPELLING PROVISIONS OF THE GERMAN LAW ON INVENTIONS BY EMPLOYEES, THE COMPANY RETAINED ALL INDUSTRIAL AND INTELLECTUAL PROPERTY RIGHTS DESPITE AN EMPLOYEE LEAVING THE COMPANY ON 1 JULY 1998.

4) TO THE BEST OF THE KNOWLEDGE OF VENDOR 1), THE COMPANY HAD ALL THE LEGAL AND ADMINISTRATIVE APPROVALS AND PERMISSION THAT IT NEEDED IN ORDER TO OPERATE ITS CURRENT BUSINESS INCLUDING, BUT WITHOUT BEING RESTRICTED TO, SOFTWARE LICENCES, APPROVAL PERTAINING TO THE USE OF WATER AND OTHER FORMS OF APPROVAL AND PERMISSION RELATING TO THE PROTECTION OF THE ENVIRONMENT. TO THE BEST OF THE KNOWLEDGE OF VENDOR 1), THE COMPANY, IN OPERATING ITS BUSINESS, DID NOT INFRINGE ANY THIRD-PARTY RIGHTS AS AT 1 JULY 1998, INCLUDING COMPETITION AND TRADING RIGHTS, NOR ANY PROVISIONS CONCERNING THE PROTECTION OF THE ENVIRONMENT. TO THE BEST OF THE KNOWLEDGE OF VENDOR 1), THE COMPANY AS AT 1 JULY 1998 WAS NOT IN BREACH OF ANY LEGAL PROVISIONS CONCERNING THE PROTECTION OF THE ENVIRONMENT WHICH RESULTED IN OR COULD HAVE RESULTED IN PERSONAL INJURY, SICKNESS OR DAMAGE. THE SAME APPLIES WITH REGARD TO ITS LAND WHICH ON 1 JULY 1998 WAS FREE OF CONTAMINATION FROM THE COMPANY'S OPERATIONS, INCLUDING, BUT WITHOUT BEING RESTRICTED TO, FREEDOM FROM DANGEROUS MATERIALS OR OTHER CONTAMINATING SUBSTANCES.

DUE TO AN ENVIRONMENTAL AUDIT WHICH THE BUYER CARRIED OUT IN JUNE 1998, THE BUYER WAS INFORMED OF THE COMPANY'S OPERATIONS IN RESPECT OF THE ENVIRONMENT, INCLUDING PROTECTION AGAINST FIRE. A SUMMARY OF THIS ENVIRONMENTAL AUDIT FORMS APPENDIX 6 K TO THIS AGREEMENT.

TO THE BEST OF THE KNOWLEDGE OF VENDOR 1), THE FACILITIES FOR THE SUPPLY OF FRESH WATER, THE DISPOSAL OF WASTE WATER, REFUSE AND OUTGOING AIR WERE COMPLETELY ADEQUATE FOR THE PURPOSES OF PRODUCTION AT THE TIME AND THE STEP-UP IN PRODUCTION WHICH WAS PLANNED TO HAVE BEEN EFFECTED BY THE DATE OF EXECUTION OF THIS AGREEMENT. TO THE BEST OF THE KNOWLEDGE OF VENDOR 1), NO APPROVAL WAS REQUIRED FOR THE PRODUCTS WHICH THE COMPANY PRODUCED AND/OR DISTRIBUTED AND NO SUCH APPROVAL HAD BEEN APPLIED FOR.

TO THE BEST OF THE KNOWLEDGE OF VENDOR 1)

a) ON 1 JULY 1998 ALL PRODUCTS PRODUCED AND/OR DISTRIBUTED BY THE COMPANY COMPLIED WITH THE APPLICABLE GERMAN AND US LEGAL STANDARDS AND OTHER APPLICABLE STANDARDS,

b) OR - IF AND TO THE EXTENT THAT THEY DID NOT CONFORM TO THESE STANDARDS -

aa) THE DEVIATION FROM THESE STANDARDS HAD SO FAR, TO THE BEST OF THE KNOWLEDGE OF THE VENDOR, GIVEN CUSTOMERS NO CAUSE TO ASSERT ANY CLAIMS WHICH HAD NOT BEEN SATISFIED OR

bb) AS AT 1 JULY 1998 THE CUSTOMERS ACCEPTED OR EXPRESSLY DESIRED THE DEVIATIONS FROM THESE STANDARDS.

WITH REGARD TO THE "TURN OF THE MILLENNIUM" PROBLEM VENDOR 1) DECLARED THAT HE HAD THIS ISSUE PROPERLY INVESTIGATED AS AT 1 JULY 1998 AND, AS A RESULT OF SUCH AN INVESTIGATION AS AT 1 JULY 1998, HE KNEW OF NO PROBLEMS IN THIS RESPECT. THIS DECLARATION OF VENDOR 1) ALSO APPLIES IN RESPECT OF THE PARTIAL SHARES SOLD BY VENDORS 2) TO 4).

ON 1 JULY 1998 VENDOR 1) ALONE WAS RESPONSIBLE FOR CLAIMS, ACTS, FEES, DISBURSEMENTS AND ANY PENALTIES IN RELATION TO OR ARISING IN CONNECTION WITH SUCH MEASURES AND WHICH RESULTED FROM THE COMPANY'S OPERATIONS BEFORE THE TRANSFER DATE.

5) ON 1 JULY 1998 VENDOR 1) HAD NO OUTSTANDING CLAIMS TOWARDS THE COMPANY OF WHATSOEVER NATURE.

6) THE COMPANY HAD NOT MADE ANY ARRANGEMENTS WITH THIRD PARTIES RESTRICTING COMPETITION.

                                     SECTION 7
           ASSURANCES CONCERNING THE DETAILS IN THE FINANCIAL STATEMENTS

1) VENDOR 1) ASSURES TO THE BEST OF HIS KNOWLEDGE, SUCH ASSURANCE ALSO APPLYING TO THE PARTIAL SHARES SOLD BY VENDORS 2) TO 4), THAT ON 1 JULY 1998 HE PROVIDED ALL THE INFORMATION REQUESTED BY THE BUYER COMPLETELY AND CORRECTLY AND THAT HE DID NOT CONSIDER IT NECESSARY TO GIVE ANY FURTHER INFORMATION OTHER THAN THAT REQUESTED.

VENDOR 1) ASSURES FURTHER THAT ON 1 JULY 1998 HE HAD NOT CONCEALED ANY KNOWN AND EXCEPTIONAL RISKS OR OTHER ASPECTS OUTSIDE THE USUAL SCOPE OF BUSINESS WHICH WERE OF ESSENTIAL IMPACT FOR THE EVALUATION OF THE COMPANY'S NET WORTH AND EARNINGS SITUATION AND OF ITS PROBABLE DEVELOPMENT IN THE FUTURE. IN VIEW OF THE FACT THAT THE BUYER WAS AWARE OF THE DETAILS OF THE ECONOMIC AND LEGAL SITUATION BASED ON THE DUE DILIGENCE EXAMINATION IT HAD EFFECTED, THE VENDORS ARE NOT LIABLE FOR THE FUTURE DEVELOPMENT, EARNINGS SITUATION AND PROFITABILITY OF THE ENTERPRISE WHOSE SHARES WERE ASSIGNED. THE VALUATION OF THE COMPANY AND OF THE OTHER OR COMPANIES IS NOT BASED ON WARRANTIES GIVEN BY THE VENDORS CONCERNING FUTURE PROFITS, BUT ON THE BUYER'S EXPECTATIONS BY VIRTUE OF THE COMPANY'S PERFORMANCE DURING THE PAST FINANCIAL YEARS (AVERAGE PROFIT AND SALES FOR THE CALENDAR YEARS 1994-1997) AND THE FIRST HALF OF 1998).

2) FURTHERMORE VENDOR 1) ASSURES, SUCH ASSURANCE ALSO APPLYING TO THE PARTIAL SHARES SOLD BY VENDORS 2) TO 4), THAT AS AT 1 JULY 1998

a) THE COMPANY'S ANNUAL FINANCIAL STATEMENTS (BALANCE SHEETS INCLUDING PROFIT AND LOSS STATEMENTS) FOR THE FINANCIAL YEARS 1994, 1995, 1996 AND 1997, WHICH THE BUYER HAD ALREADY RECEIVED, WERE PREPARED WITH THE CARE OF A CONSCIENTIOUS BUSINESSMAN ON THE BASIS OF PROPER ACCOUNTING PRINCIPLES AND IN ACCORDANCE WITH THE GENERALLY RECOGNISED ACCOUNTING AND REPORTING PRINCIPLES IN GERMANY, TAKING ACCOUNT OF THE PRINCIPLE OF CONSTANCY IN THE VALUATION METHODS AND THE VALUATION.

THE COMPANY'S ANNUAL FINANCIAL STATEMENTS WERE COMPLETE AND ACCURATE AND GAVE A TRUE AND FAIR ACCOUNT OF THE COMPANY'S EARNINGS SITUATION AND NET WORTH WITH REGARD TO EACH OF THE BALANCE SHEETS THEREIN AND WITH REGARD TO THE COMPANY'S RESULTS FOR THE PERIOD ENDING ON THE RELEVANT BALANCE SHEET DATE. ALL RISKS, IMPAIRMENT OF VALUE AND LOSSES WHICH IT WAS POSSIBLE TO ASCERTAIN AT THE TIME THAT THE RELEVANT FINANCIAL STATEMENTS WERE PREPARED WERE PROPERLY TAKEN INTO ACCOUNT THROUGH SUFFICIENT DEPRECIATION, ADJUSTMENTS IN VALUATION OR THE FORMATION OF RESERVES; THE COMPANY HAD NO PENSION COMMITMENTS;

b) AND THAT

- THE ITEMS ON THE BALANCE SHEET WERE CONTINUOUS AS REGARDS THE LAST BALANCE SHEET DATE IN APPLICATION OF THE SAME, LEGALLY PERMISSIBLE VALUATION PRINCIPLES AND THAT THE VALUATION RIGHTS WERE EXERCISED CONTINUOUSLY IN THE SAME FORM;

- THAT ACCOUNT WAS TAKEN OF THE COMPANY'S KNOWN RISKS AND LIABILITIES;

- THAT THERE HAD BEEN NO CHANGES IN THE VALUATION AND DEPRECIATION MODALITIES, INCLUDING EXTRAORDINARY DEPRECIATION, AND THAT VALUE ADJUSTMENTS WERE MADE.

3) INTERIM FINANCIAL STATEMENTS WERE TO BE DRAWN UP ON THE DAY BEFORE 1 JULY 1998. IN THIS RESPECT VENDOR 1), AS AT 1 JULY 1998, AGAIN GIVES THE EQUITY WARRANTY PURSUANT TO CLAUSE 7 (3), SENTENCE 2 OF THE FOREGOING DEED, THIS WARRANTY ALSO APPLYING IN RESPECT OF THE PARTIAL SHARES OF VENDORS 2) TO 4). REFERENCE IS MADE TO CLAUSE 7 (3) OF THE FOREGOING DEED AS REGARDS THE EXACT DETAILS.

4) FROM 1 JANUARY 1998 UNTIL 30 JUNE 1998 THE COMPANY'S AFFAIRS WERE MANAGED ONLY WITHIN THE NORMAL AND ORDINARY COURSE OF BUSINESS. DURING THIS TIME NO EXTRAORDINARY BUSINESS EVENT OCCURRED AND NO EXTRAORDINARY LEGAL AGREEMENT WAS CONCLUDED AND NO EVENT OCCURRED WHICH BY ITSELF OR TOGETHER WITH OTHER EVENTS HAD A MAJOR EFFECT ON THE COMPANY'S ASSETS OR EARNINGS SITUATION. ALL SALARY AND WAGE INCREASES GRANTED SINCE 1 JANUARY 1998 WERE NECESSARY DUE TO COLLECTIVE BARGAINING AGREEMENTS OR, IF NOT, WERE ONLY WITHIN THE SCOPE OF WHAT IS NORMAL AND REASONABLE. THE BUYER WAS AWARE THAT IN JULY 1998 THE SALARIES AND WAGES OF THE COMPANY'S EMPLOYEES WERE TO BE INCREASED ON THE BASIS OF THE INDIVIDUAL PERFORMANCE OF THE EMPLOYEES, AS HAD BEEN THE ESTABLISHED PRACTICE IN PREVIOUS YEARS.

AS AT 1 JULY 1998 THERE WERE NO CLAIMS, ACTS OR LITIGATION TO ASSERTED OR PENDING AGAINST THE COMPANY UNDER LABOUR LAW AND TO THE BEST OF THE KNOWLEDGE OF VENDOR 1) THERE WAS NO BASIS FOR ANY SUCH CLAIMS.

AS AT 1 JULY 1998 THE COMPANY'S EMPLOYEES WERE NOT ENTITLED TO ANY SPECIAL PAYMENTS OR BENEFITS WHICH WERE NOT EXPLICITLY SET OUT IN THEIR INDIVIDUAL CONTRACTS OF EMPLOYMENT.

5) ON 1 JULY 1998 VENDOR 1) HAD NO KNOWLEDGE OF ANY CIRCUMSTANCES WHICH MIGHT JEOPARDISE THE IMPLEMENTATION OF THE BUDGET FOR 1998 ACCORDING TO APPENDIX 7 A TO THE FOREGOING DEED.

6) ALL TAX RETURNS WHICH THE COMPANY WAS OBLIGED TO FILE FOR PAST PERIODS WERE PROPERLY FILED IN GOOD TIME AS AT 1 JULY 1998, A PARTICULAR POINT BEING THAT THE COMPANY'S TAX RETURNS FOR 1996 IN RESPECT OF CORPORATION TAX CORRECTLY STATED THE CLASSIFICATION OF THE COMPANY'S AVAILABLE EQUITY CAPITAL FOR CORPORATION TAX PURPOSES AS AT 1 JULY 1998. THE SAME APPLIED FOR THE DRAFT VERSION FOR 1997.

DURING THE PERIOD UP UNTIL 1 JULY 1998 NEITHER THE VENDORS NOR ANY PERSONS CLOSE TO THEM HAD RECEIVED DISGUISED PROFIT DISTRIBUTIONS FROM THE COMPANY.

DURING THE PERIOD UP UNTIL THE TRANSFER DATE NEITHER THE VENDORS NOR ANY PERSONS CLOSE TO THEM HAVE RECEIVED HIDDEN PROFIT DISTRIBUTIONS FROM THE COMPANY.

THE COMPANY'S AVAILABLE EQUITY CAPITAL FOR PURPOSES OF CORPORATION TAX AS AT 31 DECEMBER 1997 LISTED THE FOLLOWING ITEMS AS AT 1 JULY 1998 (BEFORE TAKING ACCOUNT OF THE DISTRIBUTION MADE IN 1998 FOR 1996 AND 1997): EK 50 = DM 0; EK 45 = DM 228,152.00; EK 02 = MINUS DM 2,804.00 AND EK 04 = DM 0.

FOR THE TIME UP UNTIL 1 JULY 1998 THE COMPANY WILL HAVE INCURRED NO TAX LIABILITIES WHICH WERE NOT ALREADY TAKEN INTO ACCOUNT IN THE INTERIM FINANCIAL STATEMENTS AS AT 1 JULY 1998.

7) TO THE BEST OF THE KNOWLEDGE OF VENDOR 1) ON 1 JULY 1998 THERE WERE NO SPECIAL CIRCUMSTANCES WHICH COULD HAVE HAD A MAJOR INFLUENCE ON THE COMPANY'S BUSINESS IN THE FUTURE. ON 1 JULY 1998 VENDOR 1) KNEW OF NO FACTS OR CIRCUMSTANCES WHICH COULD HAVE RESULTED IN A RESTRICTION OF, HINDRANCE TO OR THE CESSATION OF PRODUCTION AND / OR THE DISTRIBUTION OF

IMPORTANT PRODUCTS WHICH THE COMPANY WAS PRODUCING AND / OR MARKETING AT THE
TIME.


                                     SECTION 8
                     LEGAL CONSEQUENCES/STATUTE OF LIMITATIONS


1) IF THE OBLIGATIONS, WARRANTIES AND ASSURANCES GIVEN BY THE VENDORS IN THIS
SECTION II OF THE AGREEMENT HAVE NOT BEEN COMPLETELY FULFILLED ON THE DATE OF TRANSFER OR ARE OTHERWISE DEFECTIVE UNDER THE TERMS OF CONTRACT, THE BUYER SHALL BE ENTITLED TO SET THE VENDORS AN ADEQUATE DEADLINE VIA REGISTERED MAIL, ALLOWING THEM AT LEAST 2 WEEKS IN WHICH TO RESTORE THE CONTRACTUAL STATUS. THE BUYER, HOWEVER, MAY NOT EXERCISE SUCH A RIGHT IF AND TO THE EXTENT THAT IT BECOMES AWARE OF THE FACT THAT THE AGREEMENT IS NOT BEING PERFORMED AS AGREED DURING THE COURSE OF THE CONTRACTUAL NEGOTIATIONS AND THE DUE DILIGENCE EXAMINATION WHICH LED TO THE CONCLUSION OF THE AGREEMENT ACCORDING TO THE FOREGOING DEED. THIS EXCLUSION DOES NOT APPLY FOR THE ASSURANCE GIVEN IN CLAUSE 7 (6) OF THE DEED. THIS EXCLUSION DOES NOT APPLY FOR THE ASSURANCE GIVEN IN CLAUSE 7 (6) OF THE DEED.

NO DEADLINE NEEDS TO BE SET PURSUANT TO SENTENCE 1 ABOVE IF IT IS NOT POSSIBLE FOR THE VENDORS TO RESTORE THE CONTRACTUAL STATUS OR IF THEY REFUSE TO DO SO OR IF THE REQUIREMENTS PURSUANT TO SUBPARAGRAPH (2) BELOW ARE MET. IF THE DEADLINE IS NOT NECESSARY OR IF THE CONTRACTUAL STATUS IS NOT RESTORED WITHIN THE DEADLINE, VENDOR 1) SHALL PLACE THE BUYER, OR (ON THE BUYER'S REQUEST) THE COMPANY, IN THE SAME ECONOMIC POSITION WHICH THE BUYER OR THE COMPANY WOULD HAVE BEEN IN IF SUCH OBLIGATIONS, WARRANTIES AND ASSURANCES HAD BEEN CORRECT .CLAIMS FOR PAYMENTS IN ACCORDANCE WITH THE PRECEDING SENTENCE SHALL ONLY ARISE IF AN INDIVIDUAL CLAIM EXCEEDS DM 100,000.00 OR IF THE TOTAL SUM OF THE CLAIMS EXCEEDS DM 500,000.00. THE ARRANGEMENT IN THE PRECEDING SENTENCE SHALL NOT APPLY FOR TAX LIABILITIES AND RISKS FOR WHICH NO RESERVES ARE TO BE FORMED PURSUANT TO CLAUSE 7 (3), LETTER D) OF THE FOREGOING DEED. THE VENDORS, HOWEVER, SHALL NOT PROVIDE COMPENSATION FOR TAX LIABILITIES AND RISKS IN AS FAR AS THESE ARE SET OFF BY TAX ADVANTAGES ACCRUING TO THE COMPANY IN THE FOLLOWING YEARS, FOR EXAMPLE DUE TO TAX SAVINGS ON THE BASIS OF INCREASED DEPRECIATION.


2) THE BUYER SHALL BE ENTITLED TO WITHDRAW FROM THIS AGREEMENT OR, IN APPLICATION OF THE PRINCIPLES OF SECTION 463 BGB (GERMAN CIVIL CODE), SHALL BE ENTITLED TO CALCULATE DAMAGES IN RETROSPECT IF THERE IS A SUBSTANTIAL

BREACH OF THE WARRANTIES GIVEN IN SECTION II, CLAUSE 4 OR IF THE ADJUSTMENT ACCORDING TO PARAGRAPH 1 EXCEEDS THE SUM OF DM 5.0 MILLION FOR THE OR COMPANIES AS A WHOLE. WITH THE EXCEPTION OF THESE CASES, IT IS EXPLICITLY STATED THAT NO PARTY SHALL HAVE THE RIGHT TO WITHDRAW FROM THE AGREEMENT OR, IN APPLICATION OF THE PRINCIPLES OF SECTION 463 OF THE GERMAN CIVIL CODE (BGB), TO CALCULATE DAMAGES IN RETROSPECT. FURTHERMORE WITHDRAWAL FROM THE AGREEMENT OR - SUBJECT TO THE PRINCIPLES OF SECTION 463 OF THE GERMAN CIVIL CODE (BGB) - THE CALCULATION OF DAMAGES IN RETROSPECT SHALL ALWAYS BE EXCLUDED IN THE EVENT OF THE INFRINGEMENT OF THE PROMISES AND WARRANTIES IN CLAUSES 5 AND 6 OF THE DEED. A WITHDRAWAL FROM THE AGREEMENT SHALL NOT AFFECT THE BUYER'S RIGHT TO CLAIM DAMAGES, INCLUDING COMPENSATION FOR CONSEQUENTIAL DAMAGE.

3) THE BUYER MAY ONLY ASSERT CLAIMS PURSUANT TO PARAGRAPHS 1 AND 2 IF AND TO THE EXTENT THAT THEY ARE NOT COUNTERACTED BY CORRESPONDING ADVANTAGES IN CONNECTION WITH THE SALE OF THE SHARES IN OR GMBH OR IN OR INC. ONLY THE TRANSFER OF EARNINGS OR EXPENSES BETWEEN THE OR COMPANIES SHALL BE AFFECTED BY THE FOREGOING PROVISION.

4) ALL CLAIMS UNDER THIS SECTION II SHALL BE EXCLUDED IF THEY ARE NOT ASSERTED TOWARDS THE OTHER PARTY AND SUBSTANTIATED IN WRITING BY 31 DECEMBER 1999. AS FAR AS CLAIMS IN CONNECTION WITH TAXES AND SOCIAL SECURITY CONTRIBUTIONS ARE CONCERNED, THE PRECLUSIVE PERIOD ACCORDING TO THE PRECEDING SENTENCE SHALL NOT END BEFORE THE LAPSE OF ONE MONTH AFTER THE ASSESSMENT NOTICES BASED ON AN EXTERNAL TAX AUDIT OR AN AUDIT OF THE SOCIAL SECURITY CONTRIBUTIONS HAVE BECOME FINAL. THE PERIOD OF LIMITATIONS FOR CLAIMS WHICH HAVE BEEN ASSERTED SHALL BE THREE MONTHS AFTER THE END OF THE PRECLUSIVE PERIOD DESCRIBED ABOVE. IF AN EXTERNAL TAX AUDIT DOES NOT GIVE RISE TO AN IMMEDIATE TAX LIABILITY BUT WORSENS THE COMPANY'S TAX SITUATION IN ANY OTHER RESPECT, THE BUYER CAN FILE ACTION FOR A DECLARATORY JUDGEMENT BEFORE THE LAPSE OF THE PERIOD OF LIMITATIONS IN ORDER TO PRESERVE ITS RIGHTS. SECTIONS 477 TO 479 OF THE GERMAN CIVIL CODE (BGB) AND SECTIONS 377 AND 378 OF THE GERMAN COMMERCIAL CODE (HGB) SHALL BE EXCLUDED.

5) THE VENDORS AND THE BUYER SHALL BE OBLIGED TO INFORM AND ASSIST EACH OTHER IF THIRD PARTIES ASSERT CLAIMS AGAINST THE COMPANY, IN AS FAR AS SUCH CLAIMS CAN, IN THEIR TURN, LEAD TO CLAIMS AS SET OUT IN THIS SECTION II.

                                    SECTION III
                                 FURTHER PROVISIONS

                                     SECTION 9
                 TRANSFER OF THE ENTERPRISE TO THE BUYER/MANAGEMENT

WITHOUT PREJUDICE TO THE EXISTING OBLIGATION PURSUANT TO CLAUSE 9 (3) OF THE FOREGOING DEED, THE VENDORS AND THE BUYER UNDERTAKE TO PROVIDE EACH OTHER WITH ALL INFORMATION AND TO COOPERATE IN ALL TRANSACTIONS AND LEGAL ACTS WHICH ARE NECESSARY FOR THE PERFORMANCE OF THIS AGREEMENT. THE VENDORS PARTICULARLY AGREE TO PROVIDE THE BUYER WITH ALL BUSINESS RECORDS AND DOCUMENTS THAT BELONG TO THE COMPANY AND, UPON REQUEST, TO INFORM THE BUYER OF ALL DETAILS OF THE COMPANY'S BUSINESS AFFAIRS DURING THE TIME PRIOR TO THE TRANSFER DATE, IN AS FAR AS THIS IS NECESSARY IN THE COMPANY'S AND THE BUYER'S INTERESTS.


                                     SECTION 10
                             PROHIBITION ON COMPETITION

UNTIL 31 DECEMBER 2001 VENDOR 1) UNDERTAKES NOT TO COMPETE WITH THE OR COMPANIES OR WITH THE BUYER IN ANY LINE OF BUSINESS WHICH CORRESPONDS TO THE PURPOSE OF THE OR COMPANIES, AS DEFINED IN CLAUSE 2 OF THE COMPANY'S ARTICLES OF ASSOCIATION IN THE VERSION SPECIFIED IN PART I CLAUSE 4 (2) LETTER B). VENDOR 1) GUARANTEES THAT HE WILL ALSO OBSERVE THIS PROHIBITION ON COMPETITION IN HIS AFFILIATED COMPANIES. THE PROHIBITION ON COMPETITION SHALL LAST ONLY 6 MONTHS AS FROM THE TIME OF THE TERMINATION OF VENDOR 1)'S CONTRACT OF EMPLOYMENT AS MANAGING DIRECTOR OF OR GMBH, SHOULD OR GMBH TERMINATE THE CONTRACT OF EMPLOYMENT AT A EARLIER DATE THAN THAT AGREED ON UNDER CONTRACT AND IT BE ESTABLISHED BY A COURT OF LAW THAT THE CONTRACT WAS UNLAWFULLY TERMINATED.



                                     SECTION 11
                                  FINAL PROVISIONS


1) SHOULD NOTHING TO THE CONTRARY BE PRESCRIBED BY LAW, THE PARTIES UNDERTAKE TO TREAT THE CONTENTS OF THIS AGREEMENT AS CONFIDENTIAL.

2) ALL DECLARATIONS OF INTENTION AND OTHER NOTIFICATIONS IN CONNECTION WITH THIS AGREEMENT SHALL BE MADE IN WRITING AND SENT TO THE FOLLOWING PERSONS AND ADDRESSES BY REGISTERED MAIL OR BY FACSIMILE OR TO ANY OTHER ADDRESSES OF WHICH THE PARTIES NOTIFY EACH OTHER AT A LATER DATE:

a) ON THE PART OF THE VENDORS:

THE LAW FIRM SEITZ, WECKBACH, FENT, SCHIEBGRABENSTR. 14, 86150 AUGSBURG.

b) ON THE PART OF THE BUYER:

KPMG DEUTSCHE TREUHANDGESELLSCHAFT, KURFURSTENDAMM 207-208, 10719 BERLIN, ATT. MR RICHARD STAUDACHER, ATTORNEY AT LAW


3) AMENDMENTS AND ADDITIONS TO THIS AGREEMENT MUST BE MADE IN WRITING, UNLESS NOTARIAL DEED IS REQUIRED BY VIRTUE OF THE LAW.

4) THE COSTS OF THIS NOTARIAL DEED AND ITS EXECUTION SHALL BE BORNE BY THE BUYER. THE BUYER AND THE VENDOR SHALL EACH PAY THEIR OWN ADVISERS' FEES.

5) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE FEDERAL REPUBLIC OF GERMANY. THE EXCLUSIVE JURISDICTION OF THE COURTS IN AUGSBURG IS HEREBY AGREED.

8) THE SALE OF THE SHARES IN THE COMPANY ASSIGNED BY VIRTUE OF THIS AGREEMENT AND THE SALE OF THE SHARES ASSIGNED BY VIRTUE OF THE DEED OF THE NOTARY DR KOCH OF 1 JULY 1998 IN OR GMBH (DEED NO. K1454/ 1998) FORM A LEGAL UNITY AS DEFINED IN SECTION 139 OF THE GERMAN CIVIL CODE (BGB). SHOULD ANY PROVISION OF THIS AGREEMENT BE OR BECOME INVALID OR UNENFORCEABLE, THIS SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE OTHER PROVISIONS OF THIS AGREEMENT. IN SUCH A CASE THE CONTRACTING PARTIES SHALL REPLACE SUCH AN INVALID OR UNENFORCEABLE PROVISION BY A PROVISION WHICH COMES AS CLOSE AS POSSIBLE TO THE COMMERCIAL INTENT OF THIS AGREEMENT.




                                         B.
                                THE RIGHT OF OPTION


1) The Buyer is entitled to accept the offer within the option period by making a notarially attested declaration of acceptance, preferably for the attention of the officiating notary or his deputy or another notary in Augsburg, in the latter case after prior written notification to the Vendor by the notary who records the declaration. The notary pursuant to the preceding sentence 1 is authorised to accept the Buyer's declaration of acceptance. The notary is instructed not to record the declaration of acceptance until he has been presented with a cheque for the sum of DM 991,020,000 confirmed by a major German bank.

2) The notary is instructed to immediately hand over the aforesaid cheque to Vendor 1). Vendors 2) to 4) expressly authorise Vendor 1) to accept and cash this cheque. The internal distribution of the money is the sole affair of the Vendors.

3) Should the Buyer not exercise this right of acceptance ("the option") by 28 February 1999 at the latest, this right shall lapse.

                                         C.
                                 REPURCHASE OPTION

Should the Buyer not exercise the right set out in under sections A) and B) above within the option period, the Buyer, subject to the condition precedent that the Buyer does not exercise its right of option as granted under section B) above, hereby offers to split the share to the nominal value of DM 25,100.00, as assigned to the Buyer in the foregoing deed, into two partial shares with a nominal value of DM 24,400.00 and DM 700.00 respectively and to surrender the latter partial share to the value of DM 700.00 to Vendor 1) contemporaneously with the assignment of a partial share of DM 500 which Vendor 1) has in the company and to be formed by splitting a share. In the event that this repurchase option is exercised Vendor 1) shall pay the Buyer an agio of DM 7,960.00. Vendor
1) shall be entitled to accept this offer within a period of two months after the expiry of the option period.

The Buyer irrevocably authorises Vendor 1) to make and accept all declarations which are required for the necessary exchange of shares. This power of attorney shall only become effective if the repurchase option is exercised in a legally permissible form. All expenses in this connection shall be borne by Vendor 1).

                                         IV
                                  FINAL PROVISIONS


1) Should nothing to the contrary be prescribed by law, the parties undertake to treat the contents of this Agreement as confidential.

2) All declarations of intention and other notifications in connection with this Agreement shall be made in writing and sent to the following persons and addresses by registered mail or by facsimile or to any other addresses of which the parties notify each other at a later date:

a) on the part of the Vendors:

the law firm Seitz, Weckbach, Fent, SchieBgrabenstr. 14, 86150 Augsburg.

b) on the part of the Buyer:

KPMG Deutsche Treuhandgesellschaft, Kurfurstendamm 207-208, 10719 Berlin, Att. Mr Richard Staudacher, attorney at law

3) Each contracting party shall receive a copy of this deed. Other copies of this deed shall be sent to

- the Company

- the tax office of the city of Augsburg, corporation tax department with the taxpayer's reference no. 386/11434

- Mr Stefan Kiesewalter, attorney at law, KPMG Deutsche Treuhandgesellschaft, Kurfurstendamm 207 - 208, 10719 Berlin

- the law firm Seitz, Weckbach, Fent, Att: Dr Theodor Seitz, attorney at law, SchieBgrabenstraBe 14, 86150 Augsburg.

5) Amendments and additions to this Agreement must be made in writing, unless notarial deed is required by virtue of the law.

6) The costs of this notarial deed and its execution shall be borne by the Buyer. The Buyer and the Vendor shall each pay their own advisers' fees.

7) This Agreement shall be governed by the laws of the Federal Republic of Germany. The exclusive jurisdiction of the courts in Augsburg is hereby agreed.

8) The offer of the shares in the Company assigned made under this Agreement and the offer of the shares made by virtue of the deed of the notary Dr Koch of 1 July 1998 in or GmbH (deed no. 1454/1998) form a legal unity as defined in section 139 of the German Civil Code (BGB). Should any provision of this Agreement be or become invalid or unenforceable, this shall not affect the validity or enforceability of the other provisions of this Agreement. In such a case the contracting parties shall replace such an invalid or unenforceable provision by a provision which comes as close as possible to the commercial intent of this Agreement.


The notary read out the aforesaid contents of this deed; they were approved by the persons present and the deed signed in their own hand as follows.


(six signatures)

(stamp of the notary, DR PEER KOCH, NOTARY IN AUGSBURG)

                                                                            117
                                   Certified Copy

Ortec-GmbH Agreement


DEED NUMBER K1455/1998

      AGREEMENT CONCERNING THE PURCHASE AND ASSIGNMENT OF SHARES (ORTEC GMBH)

Today, on 1 July 1998

appeared before me, Dr Peer Koch, notary in Augsburg, I having gone to the law firm Seitz, Weckbach, Fent in SchieBabenstraBe 14, 86150 Augsburg in order to record this deed:



1. Mr Frank Oettle, born on 8 February 1962 and resident at OrtsstraBe 23, 86420 Diedorf;

Mr Oettle declares that he is acting both in his own name and in his capacity as Managing Director of Ortec Electronic Assembly GmbH; after inspecting the Commercial Register at the Local Court of Memmingen I have established that Mr Frank Oettle is the Managing Director of Ortec Electronic Assembly GmbH and has sole powers of representation,

2. Mrs Hannelore Oettle, nee Hohmann, born on 10 February 1934 and resident at Adalbert-Stifter-Str. 40, 86356 NeusaB;

3. Mr Alfons Oettle, born on 7 September 1928 and resident at
Adalbert-Stifter-Str. 40, 86356 NeusaB;

4. Mrs Anke Schlagbauer, nee Oettle, born on 16 April 1958 and resident at Peter-Dorfler-Weg 14, 89407 Dillingen;

5. Mr Hans Neumann, Dipl. Ingenieur (university-trained engineer) born on 20 March 1940 and resident at Castellring 35, 61130 Niderau

Mr Neumann declares that he is not acting in his own name, but as representative of ADMINI VIER (IV) Vermogensverwaltungs-GmbH, which has its registered offices in Cologne and is registered in the Commercial Register of the Local Court of Cologne under number HR B 29606, and upon a legalised power of attorney dated 30 June 1998 of the Managing Director, Mr Chris Amenson. The original copy of this power of attorney is attached to this deed. Mr Naumann presented a copy of a resolution of the shareholders of ADMINI Vier (IV) Vermogensverwaltungs-GmbH (in future "SBS Technologies Holding GmbH") dated 26 June 1998 (deed no. 673/1998 of the notary De Ingrid Doye, Cologne), according to which Mr Chris Amenson has been appointed as the company's new Managing Director with sole powers of representation and exempt from the restrictions imposed by section 181 of the German Civil Code (BGB).

The persons appearing before me have identified themselves by presenting their official identity cards. They wish for the following Agreement concerning the Purchase of Shares to be notarially attested:


                                     PREAMBLE:

1) Ortec Electronic Assembly GmbH, whose registered offices are in Mindelheim, is registered in the Commercial Register of the Local Court of Memmingen under the number HRB 5720. The purpose of Ortec Electronic Assembly GmbH is the manufacture and assembly of electronic parts, particularly the fabrication of electronic components, the assembly of printed boards and the finishing of cables.

The share capital of Ortec Electronic Assembly GmbH amounts to DM 50,000.00 and is held by the following shareholders:

A) Mr Frank Oettle who holds a share of DM 12,500.00

B) Mrs Hannelore Oettle who holds a share of DM 12,500.00

C) Mr Alfons Oettle who holds a share of DM 12,500.00 and

D) Mrs Anke Schlagbauer who holds a share of DM 12,500.00.


All shares were acquired on the formation of Ortec Electronic Assembly GmbH by virtue of deed no. 1247/1991 of the notary Hofmann in Obergunzburg and dated 20 June 1991.

The parties have stated that all shares have been paid up in full.

2) The shares of the shareholders Frank Oettle, Hannelore Oettle and Alfons Oettle, specified under point 1, a), b) and c), are hereby each split into two partial shares of DM 7,600.00 and DM 4,900.00, according to the unanimous resolution of the shareholders of Ortec Electronic Assembly GmbH, who are all present. The share specified under point 1 d) and belonging to the shareholder Anke Schlagbauer is hereby split into two partial shares of DM 2,300.00 and DM 10,200.00.

3) The company hereby consents to the division of the shares as set out under point 2.

4) Mr Frank Oettle, Mrs Hannelore Oettle and Mr Alfons Oettle wish to sell and assign the partial shares specified under point 2 and each with a nominal value of DM 7,600.00 to ADMINI VIER (IV) Vermogensverwaltungs GmbH and Ms Anke Schlagbauer wishes to sell and assign her partial share specified under point 2 and with a nominal value of DM 2,300.00 to ADMINI VIER (IV) Vermogensverwaltungs-GmbH. ADMINI VIER (IV) Vermogensverwaltungs GmbH wishes to purchase and acquire the aforementioned partial shares.

5) The parties to this Agreement will be referred to hereafter as follows:

- Mr Frank Oettle as "Vendor 1)"

- Mrs Hannelore Oettle as "Vendor 2)"

- Mr Alfons Oettle as "Vendor 3)"

- Mrs Anke Schlagbauer as "Vendor 4)"

- Vendors 1), 2), 3) and 4) will be referred to jointly as "Vendors" or "All Vendors"

- ADMINI VIER (IV) Vermogensverwaltungs-GmbH will be referred to as "Buyer"

- Ortec Electronic Assembly GmbH will be referred to as "Company"

- Ortec Electronic Assembly GmbH, or Industrial Computers GmbH, registered in the Commercial Register of the Local Court of Augsburg under HRB 9107 ("or GmbH") and or

Computers Inc., 11150 Main Street, Fairfax VA 22030 USA ("or Inc."), will be jointly referred to in this Agreement as "OR COMPANIES".

6) The Buyer wishes to be given the option of acquiring the Vendors' remaining partial shares with a total nominal value of DM 24,900.00 after a certain phase, during which the Buyer wishes to test the market in Germany and the field of "embedded computers", and if this test proves positive. In a separate, notarially attested deed the Buyer shall therefore be granted an option on the remaining shares with a total nominal value of DM 24,900.00. This option, however, may only be exercised within a limited period of time.

On this basis the parties now agree as follows:

                                     SECTION I

                 SALE, ASSIGNMENT, TRANSFER DATE AND PURCHASE PRICE

                                     Section 1
                    THE ITEM TO BE PURCHASED, ASSIGNMENT OPTION


1) Vendor 1), Vendor 2) and Vendor 3) hereby sell and assign their partial shares in the Company, as set out in point (2) of the preamble. Each of these partial shares has a nominal value of DM 7,600.00. Vendor 4) hereby sells and assigns her partial share in the Company as set out in clause (2) hereunder. This partial share has a nominal value of DM 2,300.00. In each case all associated profit participation rights and all ancillary rights shall pass to the Buyer.

The Buyer hereby accepts the assignment of these partial shares.

2) In his capacity as Managing Director of the Company, Vendor 1) hereby agrees to the split of the shares and the assignments of the split shares in accordance with clause 4 of the Company's articles of association.


                                     Section 2
                                   TRANSFER DATE



1) The date of transfer under this Agreement is 1 July 1998.

2) As from the date of transfer the Buyer shall be entitled to the dividends paid on the shares which have been sold.

                                     Section 3
                                   PURCHASE PRICE

   The purchase price of the partial shares with a total nominal value of DM 25,100.00 and assigned as set out in clause 1 above consists of a basic purchase price of DM 998,980.00 (nine hundred and ninety-eight thousand, nine hundred and eighty German marks) and an additional amount. The additional amount corresponds to the non-distributed net income shown in the balance sheet on the transfer date (net income in 1997 plus revenue reserves for the preceding years plus the profit for the first half of 1998). The interim financial statements to be prepared pursuant to clause 7 (3) of this deed, in the version binding on the parties, shall be authoritative in this respect and a full distribution of profits is to be assumed as regards the calculation of the reserve for corporation tax ("net income shown in the balance sheet for 1997/98"). The Buyer shall compensate the Vendors for this by paying an additional price which shall be due by 30 September 1998.

2) Out of the basic purchase price Vendor 1) Vendor 2) and Vendor 3) shall each be entitled to the sum of DM 302,480.00 and Vendor 4) to the sum of DM 91,540.00. Vendors 2) to 4) expressly authorise Vendor 1) to accept and cash means of payment. The internal distribution of these funds is a matter which concerns the Vendors alone.

3) The basic purchase price of DM 899,082.00 shall be paid to Vendor 1) by a cheque confirmed by Dresdner Bank, Augsburg. The cheque is to be handed over to Vendor 1) contemporaneously with the execution of this deed. The remaining part of the basic purchase price amounting to DM 99,898.00 is to be transferred to the fiduciary account of the notary who recorded this deed at Bayerische Vereinsbank, account no. 226 17 15, bank code 720 200 70 by 30 June 1998. The notary shall invest this remaining amount for a fixed term until 30 November 1998. The interest shall be due to the Vendors. The Buyer shall bear the cost of depositing this sum. The deposited amount, including interest, is to be released on 1 December 1998 and paid into the Vendor's account at Bayerische Vereinsbank AG Augsburg, account no. 785 96 00, bank code 720 200 70, unless the Buyer notifies Vendor 1) (sending a copy of such notification to the notary) that it intends to assert a right of retention under this Agreement. In this case the outstanding amounts cannot be released until a mutual understanding is reached or a binding decision is pronounced by a court of law.

4) The Buyer shall pay the additional amount pursuant to paragraph (1) above into the account of Vendor 1), as indicated in paragraph (4), with exonerating effect for and against Vendors 2) to 4). For this purpose Vendors
2) to 4) expressly grant Vendor 1) authority to collect the money. How the additional amount is to be distributed among the Vendors is a matter which concerns them alone.




                                     SECTION II
                                     WARRANTIES


Vendor 1) declares that he has provided the Buyer with correct and complete information regarding all items requested by the Buyer or otherwise material for the valuation of the OR COMPANIES. In signing and performing this Agreement the Buyer trusts that this information is correct.

On this basis Vendor 1) and All Vendors expressly assure the foregoing and the following in the form of a legally binding warranty given on the date of the execution of this Agreement, without any regard to the question of blame, the warranties given by Vendor 1) also being regarded as applying to the partial shares sold by Vendors 2) to 4), however, without any personal obligation on their part, in as far as nothing to the contrary is agreed hereunder:



                                     Section 4
 ASSURANCES AND GUARANTEES AS REGARDS THE RELATIONSHIP BETWEEN THE SHAREHOLDERS
             AND THE VENDORS' FREEDOM TO DISPOSE OVER THEIR SHARES

All Vendors assure and guarantee that upon execution of this agreement

1) the Company's share capital had been fully paid up in cash, had not been paid back to the shareholders, neither in part nor in full, does not require supplementary contributions and was free of secondary obligations and other obligations or restrictions, that the shares sold under this Agreement and the shares on which the Buyer has an option are free of encumbrances and that the Company is neither overindebted nor insolvent;

2) the articles of association remain applicable in the version of 20 June 1991 (deed of the notary Hofmann, Obergunzburg, deed no. 1247 of 20 June 1991);

3) with the exception of the Company's participation in Augusta Bank eG, Augsburg with a cooperative share to the nominal value of DM 1,500.00, the Company does not maintain any kind of shareholder relationship with a third parties and that, in particular, it does not have a participating interest or a sub-participation in any other company, that it has not entered into any inter-company agreements as defined in sections 291 and 292 of the German Stock Corporation Law (AktG) nor any contracts concerning cooperation or profit and loss transfer and has not issued any letters of intent in favour of any other companies; this does not include the ownership of securities listed on the stock exchange and membership in professional associations or organisations;

4) the shares defined under point 1) of the preamble exist and the Vendors are entitled to them; that the Vendors are not subject to any restraints of disposal in respect of these shares, particularly not due to any third-party rights;

5) the shares have neither been attached nor pledged nor assigned to third parties as a collateral or for any other reason and that, further, no option or other rights entitle a third party to acquire the shares;

6) the shares are not the subject of a fiduciary relationship with third parties;

7) the shares and/or rights to such shares are neither the object of usufructuary rights of third parties nor of sub-participations and similar legal relationships;

8) neither the cooperation of an executor nor the agreement of reversionary heirs or other third parties is required in order to sell the shares;

9) no judicial settlement or bankruptcy proceedings concerning the Vendors' assets have been applied for or initiated and, furthermore, that no circumstances exist which could justify a contestation of the sale pursuant to the bankruptcy regulations or insolvency laws or the laws of recission.

10) there are no other agreements or decisions of whatsoever type which could affect the legal relations between the Vendors and the Company including, but not restricted to, agreements and decisions concerning an increase in the share capital, the withdrawal or addition of shareholders, sub-participation, fiduciary relationships, participation with regard to the company's income, turnover or assets and/or voting rights;

11) no other persons or companies besides the Vendors have any direct or indirect participation in the Company of any type whatsoever and there are no claims for such participation to be granted;

12) the assignment of the shares to the Buyer on the part of the Vendors is not subject to the consent of any third parties;

13) since 1 January 1998 the Vendors have not passed any shareholders' resolutions with the exception of those listed in appendix 4A and that since 1 January 1998 the company has concluded no agreements with the Vendors with the exception of the annulment agreement with Vendor 2), which forms appendix 4B to this deed.

14) the shares in the company do not represent the entire or the major part of the Vendors' assets, so that there is no liability pursuant to section 419 of the German Civil Code (BGB);

15) the Vendors hold no shares in any other companies, apart from the OR COMPANIES, which operate in the same line of business as the OR COMPANIES or in a related line of business or which maintain business relations with the OR COMPANIES.


                                     Section 5
            ASSURANCES AND GUARANTEES IN RESPECT OF THE COMPANY'S ASSETS


Vendor 1) assures and guarantees, such assurance also applying to the partial shares sold by Vendors 2) to 4), that on the transfer date

1) at least the fixed assets listed in the inventory signed by the parties existed; this inventory has already been handed over to the Buyer;

2) that the objects leased or hired by the Company, as listed in appendix 5 B, existed;

3) that there were no restraints on the freedom to dispose over the items belonging to the Company with the exception of the retention of title usual in commercial transactions (including prolonged retention of title) as regards inventories and the Company's economic goods set out in paragraph 5 hereunder.

4) that appendix 5 C hereto contains a correct and complete list of all managers, "prokurists" and comparable members of the Company's management and of all general powers of attorney granted by the Company as well as all bank accounts and all persons authorised to sign on the Company's behalf.

5) that the Company has full, unrestricted and unencumbered title to and possession of all movable and immovable assets which serve or are destined to serve its business operations, except for those movable assets which are hired from persons and companies other than the Vendors in the ordinary course of business on normal market terms or which are subject to the usual reservations of title by suppliers pending payment;

6) the Company has no other branches apart from its registered office in Mindelheim.


                                     Section 6
               ASSURANCES AS REGARDS CONTRACTUAL AND LEGAL RELATIONS

1) Vendor 1) assures and guarantees, such assurance also applying to the partial shares sold by Vendors 2) to 4), that on the execution of this Agreement the Company's rights and contracts as listed hereunder remained unchanged:

A) the consulting agreements listed in Appendix 6 A;

B) the distribution agreements listed in Appendix 6 B;

C) the licence agreements listed in Appendix 6 C;

D) the leasing, rental and tenancy agreements listed in Appendix 6 D;

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                                                                            126


E) the agreements with a term of more than 12 months as from the date of transfer listed in Appendix 6 E, with the exception of the aforesaid agreements in Appendices 6A to 6 D and 6F to 6 H;

F) the insurance agreements listed in Appendix 6 F;

G) the agreements as listed in Appendix 6 G, including loan agreements, with the Vendors, members of their families and other companies in which the Vendors hold a share of more than 5 %;

H) the agreements with the works council, as listed in Appendix 6 H, and agreements with trade unions with the exception of the regional and supra-regional collective bargaining agreements or membership in employers' associations.

The Buyer has been given complete copies of the agreements listed in Appendix 6.

2) Furthermore Vendor 1) assures and guarantees, such assurance also applying to the partial shares sold by Vendors 2) to 4), that

A) with the exception of the legal disputes listed in Appendix 6 1 to this Agreement, the Company is not involved in any legal dispute and shall not become actively involved in any legal dispute without the Buyer's prior consent until the date of transfer, with the exception of collecting trade receivables from ongoing business transactions; furthermore that he knows of no circumstances which could cause third parties to initiate legal action and/or to announce a dispute with the Company;

B) that on the transfer date the Company had not defaulted on any payment liabilities;

C) that the Company has full power and authority to conduct its business as it conducts it at present, to own its business and assets and to operate its business;

3) Appendix 6 J contains a complete and accurate list of all patents, utility models, registered designs, trademarks and all applications in this respect and all other industrial and intellectual property rights belonging to the Company. Should nothing to the contrary be explicitly stated in Appendix 6 J, these industrial and intellectual property rights are free of third-party rights and are not subject to revocation or to being declared null and void, neither in part nor in full, nor to any major rights of previous owners. The Company is not hindered in its sole and exclusive exploitation of such rights. To the best of the knowledge of Vendor 1), none of these industrial or intellectual property rights have been infringed by third parties. In addition to the industrial and intellectual property rights listed in Appendix 6 J, the Company also has all rights which it additionally requires in order to operate its current business.

The Company owns the complete know-how for the contracts farmed out to it. To the best of the knowledge of Vendor 1), the Company, up until the transfer date, had not infringed the industrial and intellectual property rights of any third parties in completing its contracts nor by any other management measure. As individuals the Vendors have no rights to the know-how and other requirements for the Company's current operations. Vendor 1) further guarantees that, with the exception of the provisions of the German law on inventions by employees which the Company is obliged to observe, the OR COMPANIES will retain all industrial and intellectual property rights despite the departure of individual employees.

4) To the best of the knowledge of Vendor 1), the Company has obtained all the legal and official approvals and permission that it needs in order to conduct its current business including, but without being restricted to, software licences, approval in connection with the laws on water and other forms of approval and permission relating to the protection of the environment. To the best of the knowledge of Vendor 1), the Company, in operating its business, does not infringe any third-party rights, including competition and trading rights, nor any provisions concerning the protection of the environment. To the best of the knowledge of Vendor 1), the Company is not in breach of any legal provisions concerning the protection of the environment, which have resulted in or could result in personal injury, sickness or damage. The same applies with regard to its land which is and has been free of contamination due to the Company's operations, including, but without being restricted to, freedom from dangerous materials or other contaminating substances.

Due to an environmental audit which the Buyer carried out in June 1998, the Buyer is informed of the Company's operations in respect of the environment, including protection against fire. A summary of this environmental audit forms Appendix 6 K to this agreement.

To the best of the knowledge of Vendor 1), the facilities for the supply of fresh water, the disposal of waste water, refuse and outgoing air are completely adequate for the purposes of current production and the step-up in production which is planned to have been effected by the date of execution of this agreement. To the best of the knowledge of Vendor 1), no approval is required for the products which the Company produces and/or distributes and no such approval has been applied for.

Vendor 1) bears sole responsibility for claims, acts, fees, disbursements and any penalties in relation to or arising in connection with such measures and which result from the Company's operations before the transfer date.

With regard to the "turn of the millennium" problem Vendor 1) declares and guarantees that he has had this issue properly investigated and that the results of this investigation brought no such problems to his knowledge. This declaration of Vendor 1) also applies in respect of the partial shares sold by Vendors 2) to 4).

5) The Vendors have no outstanding claims towards the Company whatsoever.

6) The Company has not made any arrangements with third parties restricting competition.




                                     Section 7
           ASSURANCES CONCERNING THE DETAILS IN THE FINANCIAL STATEMENTS

1) Vendor 1) assures to the best of his knowledge, such assurance also applying to the partial shares sold by Vendors 2) to 4), that he has provided all the information requested by the Buyer completely and correctly and that he did not consider it necessary to give any further information other than that requested.

Vendor 1) assures further that he had not concealed any known and exceptional risks or other aspects outside the usual scope of business which are of essential importance for the evaluation of the company's net worth and earnings situation and of its probable development in the future. In view of the fact that the Buyer is aware of the details of the economic and legal situation based

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                                                                            128


on the due diligence examination it has effected, the Vendors are not liable for the future development, earnings situation and profitability of the enterprise whose shares have been assigned. The valuation of the Company and of the other OR COMPANIES is not based on warranties given by the Vendors concerning future profits, but on the Buyer's expectations by virtue of the company's performance during the past financial years (average profits and turnover for the calendar years 1994-1997) and the first six months of 1998.

2) Furthermore Vendor 1) assures, such assurance also applying to the partial shares sold by Vendors 2) to 4),

A) that the Company's annual financial statements (balance sheets including profit and loss statements) for the financial years 1994, 1995, 1996 and 1997, which the Buyer has already received, were prepared with the care of a conscientious businessman on the basis of proper accounting principles and in accordance with the generally recognised accounting and reporting principles in Germany, taking account of the principle of constancy in the valuation methods and the valuation.

The Company's annual financial statements are complete and accurate and give a true and fair account of the Company's earnings situation and net worth with regard to each of the balance sheets therein and with regard to the Company's results for the period ending on the relevant balance sheet date. All risks, impairment of value and losses which it was possible to ascertain at the time that the relevant financial statements were prepared have been properly taken into account through sufficient depreciation, adjustments in valuation or the formation of reserves; the Company has no pension commitments;

B) and that

- the items in the balance sheet were continuous as regards the last balance sheet date in application of the same, legally permissible valuation principles and that the valuation rights have been exercised continuously in the same form;

- that account has been taken of the Company's known risks and liabilities;

- that there have been no changes in the valuation and depreciation modalities, including extraordinary depreciation, and that value adjustments have been made.

3) Interim financial statements are to be drawn up on the day before the transfer date. Vendor 1) assures and guarantees, such assurance also applying to the partial shares sold by Vendors 2) to 4), that upon execution of this Agreement the Company in these interim financial statements shall report equity capital in conformity with section 272 of the German Commercial Code (HGB) amounting to the sum of the share capital as defined in point 1 of the preamble.

The interim financial statements are to be prepared in accordance with the German Commercial Code (HGB) and must correspond to the Company's financial statements for previous years as regards the legally permissible valuation methods and procedures. They must particularly take sufficient account of

A) any existing or obvious risks with regard to the valuation of inventory, claims under warranty and accounts receivable,

B) the presence of slow-moving or obsolete inventory with regard to inventory pricing and

C) sufficient reserves for pending or anticipated litigation and

D) sufficient reserves for tax liabilities or risks; the parties are unanimous in the assumption that no reserves are to be formed for uncertain tax liabilities and risks, especially such that are due to the Vendors' status as shareholders, and

E) sufficient reserves for liabilities due to patent infringements; the parties are unanimous in the assumption that there is no sufficient evidence for a liability towards Nortel Northern Telecom Limited.

In addition to this, the warranties pursuant to paragraph (2) above shall apply with regard to the aforesaid interim financial statements as at 30 June 1998.

The Buyer can request that the company's interim financial statements at 30 June 1998 be audited by KPMG Deutsche Treuhandgesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft (KPMG) at the Buyer's expense. If the Vendors do not agree

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                                                                            130


with the results of the audit by KPMG they can, within one month after they have received the results of the audit of the interim financial statements as carried out by KPMG, request another audit of the company's interim financial statements as at 30 June 1998 to be performed by an auditing company to be agreed on by the parties or, should no agreement be possible, by an auditing company to be nominated by the President of the Chamber of Industry and Commerce in Augsburg.

The Vendors shall bear the costs of such an audit, if the results of the audit of the Company's interim financial statements as performed by KPMG as at 30 June 1998 are correct with regard to the application of the German Commercial Code
(HGB). Otherwise the Buyer shall bear the costs of such an audit carried out by the second auditor. Should it transpire that the audit carried out by the second auditor does not follow any of the interim financial statements set out above, the costs of the second audit shall be born by the Vendors and the Buyer in ratio to the difference pursuant to sections 91 ff of the Civil Code of Procedure (ZPO).

The interim financial statements as audited by KPMG or, if another audit is requested, by the auditing company agreed on between the parties or nominated by the President of the Chamber of Industry and Commerce in Augsburg shall be binding on the parties in determining whether the interim financial statements correspond to the warranties given by the Vendors. The interim financial statements as at 30 June 1998 shall also be binding if neither the Vendors nor the Buyer request that they be audited within one month after the Company has forwarded the interim financial statements to the parties. The request must be made in writing to the other contracting party.

Should the equity capital fall below the share capital pursuant to clause 7 (3), sentence 2, after the preparation of the interim financial statements which are binding on the parties, the Vendors shall be obliged to pay the Buyer the difference. Clause 8 shall not apply.

4) Since 1 January 1998 the Company's affairs have been managed only within the normal and ordinary course of business. Since this time no extraordinary business event has occurred and no extraordinary legal agreement has been concluded and no event has occurred which by itself or together with other events has had a major effect on the Company's assets or earnings situation. All salary and wage increases granted since 1 January 1998 were necessary due to collective bargaining agreements or, if not, were only within the scope of what is normal and reasonable. The Buyer is aware that in July 1998 the salaries and wages of the Company's employees are to be increased on the basis of the individual performance of the employees, as has been the established practice in previous years. There are no claims, acts or litigation to be asserted or pending against the Company under labour law and, to the best of the knowledge of Vendor 1), there is no basis for any such litigation.

The Company's employees are not entitled to any special payments or benefits which are not explicitly set out in their individual contracts of employment.

The Vendor knows of no circumstances which might jeopardise the implementation of the budget for 1998 (appendix 7 A).

6) All tax returns which the Company was obliged to file for past periods have been properly filed in good time. The Company's tax returns for 1996 in respect of corporation tax correctly state the classification of the company's available equity capital for corporation tax purposes. The same applies for the draft version for 1997.

During the period up until the transfer date neither the Vendors nor any persons close to them have received hidden profit distributions from the Company. This shall also apply after the transfer date as regards the arrangements made under this Agreement.

The company's available equity capital for purposes of corporation tax as at 31 December 1997 lists the following items, before taking account of the distribution to be made in 1998 for 1996 and 1997: EK 50 = DM 0; EK 45 = DM 228,152; EK 02 = minus DM 2,804 and EK 04 = DM 0.

During the period until the transfer date the Company will incur no tax liabilities which have not already been taken into account in the interim financial statements as at the transfer date.

7) To the best of the knowledge of Vendor 1) there are no special circumstances which could have a major influence on the Company's business in the future. Vendor 1) knows of no facts or circumstances which could result in a restriction of, hindrance to or the cessation of production and / or the distribution of important products which the company currently produces and / or markets.

                                     Section 8
                     LEGAL CONSEQUENCES/STATUTE OF LIMITATIONS

1) If the obligations, warranties and assurances given by the Vendors in this section II of the Agreement have not been completely fulfilled on the transfer date or are otherwise defective under the terms of contract, the Buyer shall be entitled to set the Vendors an adequate deadline via registered mail, allowing them at least 2 weeks in which to restore the contractual status. The Buyer, however, may not exercise such a right if and to the extent that it becomes aware of the fact that the Agreement is not being performed as agreed during the course of the due diligence examination which it carries out. This exclusion does not apply for the assurance given in clause 7 (6) of the deed.

No deadline needs to be set pursuant to sentence 1 above if it is not possible for the Vendors to restore the contractual status or if they refuse to do so or if the requirements pursuant to subparagraph (2) below are met. If the deadline is not necessary or if the contractual status is not restored within the deadline, Vendor 1) shall place the Buyer, or (on the Buyer's request) the Company, in the same economic position which the Buyer or the Company would have been in if such obligations, warranties and assurances had been correct .Claims for payments in accordance with the preceding sentence shall only arise if an individual claim exceeds DM 100,000.00 or if the total sum of the claims exceeds DM 500,000.00. The arrangement in the preceding sentence shall not apply for tax liabilities and risks for which no reserves are to be formed pursuant to clause 7 (3), letter d). The Vendors, however, shall not provide compensation for tax liabilities and risks in as far as these are set off by tax advantages accruing to the Company in the following years, for example due to tax savings on the basis of increased depreciation.

2) The Buyer shall be entitled to withdraw from this Agreement or, in application of the principles of section 463 BGB (German Civil Code), shall be entitled to calculate damages in retrospect if there is a substantial breach of the warranties given in section II, clause 4 or if the adjustment according to paragraph 1 exceeds the sum of DM 5.0 million for the OR COMPANIES as a whole. With the exception of this case, it is explicitly stated that no party shall have the right to withdraw from the Agreement or, in application of the principles of section 463 of the German Civil Code (BGB), to calculate damages in retrospect. Furthermore withdrawal from the Agreement or - subject to the principles of section 463 of the German Civil Code (BGB) - the calculation of damages in retrospect shall always be excluded in the event of the infringement of the promises and warranties in clauses 5 and 6 of the deed. A withdrawal from the Agreement shall not affect the Buyer's right to claim damages, including compensation for consequential damage.

3) The Buyer may only assert claims pursuant to paragraphs 1 and 2 if and to the extent that they are not counteracted by corresponding advantages in connection with the sale of the shares in or GmbH or in or Inc. Only the transfer of earnings or expenses between the or companies shall be affected by the foregoing provision.


4) All claims under this section II shall be excluded if they are not asserted towards the other party and substantiated in writing by 31 December 1999. As far as claims in connection with taxes and social security contributions are concerned, the preclusive period according to the preceding sentence shall not end before the lapse of one month after the issuance of final assessment notices based on an external tax audit or an audit of the social security contributions. The period of limitations for claims which have been asserted shall be three months after the end of the preclusive period described above. If an external tax audit does not give rise to an immediate tax liability but worsens the company's tax situation in any other respect, the Buyer can file action for a declaratory judgement before the lapse of the period of limitations in order to preserve its rights. Sections 477 to 479 of the German Civil Code (BGB) and sections 377 and 378 of the German Commercial Code (HGB) shall be excluded.

5) The Vendors and the Buyer shall be obliged to inform and assist each other if third parties assert claims against the Company, in as far as such claims can, in their turn, lead to claims as set out in this section II.








                                    Section III
                                 Further provisions

                                     Section 9
                 Transfer of the enterprise to the Buyer/management

1) Vendor 1) shall continue to act as the Company's Managing Director pursuant to the agreement which forms Appendix 9 A to this deed, on condition that this agreement shall expire on 30 June 2000 by mutual consent.

2)The Vendors and the Buyer agree to amend the Company's articles of association with essentially the wording pursuant to Appendix 9 B.

3) Furthermore the Vendors and the Buyer undertake to provide each other with all information and to cooperate in all transactions and legal acts which are necessary for the performance of this deed. The Vendors particularly agree to provide the Buyer with all business records and documents that belong to the Company and, upon request, to inform the Buyer of all details of the Company's business affairs during the time prior to the transfer date, in as far as this is necessary in the Company's and the Buyer's interests.


                                     Section 10
                             PROHIBITION ON COMPETITION

Until 31 December 2001 Vendor 1) undertakes not to compete with the OR COMPANIES or with the Buyer in any line of business which corresponds to the purpose of the OR COMPANIES, as defined in clause 2 of the Company's articles of association in the version specified in clause 4 paragraph (2). Vendor 1) guarantees that he will also observe this prohibition on competition in his affiliated companies. The prohibition on competition shall last only 6 months as from the time of the termination of Vendor 1)'s contract of employment as Managing Director of or Industrial Computers GmbH, should or Industrial Computers GmbH terminate the contract of employment at a earlier date than that agreed on under contract and it be established by a court of law that the contract was unlawfully terminated.


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                                                                            134



                                     Section 11
                                  FINAL PROVISIONS

1) The parties are in mutual agreement that this Purchase Agreement has been entered into subject to the condition precedent that the contract of employment with Vendor 1), as the Managing Director of or Industrial Computers GmbH, is executed in legally binding form pursuant to section 9 paragraph (1) of the deed of the officiating notary, that is the deed dated 1 July 1998, deed no. K1453/1998 , in connection with its Appendix 9 A.

2) Should nothing to the contrary be prescribed by law, the parties undertake to treat the contents of this Agreement as confidential.

3) All declarations of intention and other notifications in connection with this Agreement shall be made in writing and sent to the following persons and addresses by registered mail or by facsimile or to any other addresses of which the parties notify each other at a later date:

a) on the part of the Vendors:

the law firm Seitz, Weckbach, Fent, SchieBgrabenstr. 14, 86150 Augsburg.

b) on the part of the Buyer:

KPMG Deutsche Treuhandgesellschaft, Kurfurstendamm 207-208, 10719 Berlin, Att. Mr Richard Staudacher, attorney at law

4) Each contracting party shall receive a copy of this deed. Other certified copies of this deed shall be sent to

- the Company

the tax office of the city of Augsburg, corporation tax department with the taxpayer's reference no. 386/11434

- Mr Stefan Kiesewalter, attorney at law, KPMG Deutsche Treuhandgesellschaft, Kurfurstendamm 207 - 208, 10719 Berlin

- the law firm Seitz Weckbach Fent, Att: Dr Theodor Seitz, attorney at law, SchieBgrabenstraBe 14, 86150 Augsburg.

The Company itself shall be responsible for notifying the Court of Registration of the assignment.

5) Amendments and additions to this Agreement must be made in writing, unless notarial deed is required by virtue of the law.

6) The costs of this notarial deed and its execution shall be borne by the Buyer. The Buyer and the Vendor shall each pay their own advisers' fees.

7) This Agreement shall be governed by the laws of the Federal Republic of Germany. The exclusive jurisdiction of the courts in Augsburg is hereby agreed.

8) The sale of the shares in the Company assigned by virtue of this Agreement, of the shares assigned by virtue of the deed of the notary Dr Koch of 1 July 1998 in or GmbH (deed no.

K1453/1998) and of the shares assigned by virtue of the deed of the notary Dr Koch of 1 July 1998 in or Inc. (deed no. K1457/1998) form a legal unity as defined in section 139 of the German Civil Code (BGB). Should any provision of this Agreement be or become invalid or unenforceable, this shall not affect the validity or enforceability of the other provisions of this Agreement. In such a case the contracting parties shall replace such an invalid or unenforceable provision by a provision which comes as close as possible to the commercial intent of this Agreement.

The notary read out the aforesaid contents of this deed together with the contents of its appendices; they were approved by the persons present and the deed signed in their own hand as follows.

(Six signatures)

Stamp of the notary, DR PEER KOCH, NOTARY IN AUGSBURG